           As filed with the Securities and Exchange Commission on April 7, 2005

                                            1933 Act Registration No. 333-43373

                                            1940 Act Registration No. 811-08569
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                       POST-EFFECTIVE AMENDMENT NO. 8 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 9 /X/

                    Lincoln Life Variable Annuity Account Q
                           (Exact Name of Registrant)

                           Group Multi-Fund (Reg. TM)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                             Brian Burke, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2005, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _________________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
              Interests in a separate account under group flexible
                  payment deferred variable annuity contracts.

Lincoln Life Variable Annuity Account Q
Group Variable Annuity Contracts

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton
Fort Wayne, Indiana 46802




Servicing Office:
The Lincoln National Life Insurance Company
P.O. Box 99740
Portland, Maine 04104
1-800-341-0441
www.LincolnRetirement.com


This prospectus describes the group variable annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.


Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If participants allocate contributions to the fixed account, we guarantee principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

Allocated and unallocated contracts are available. In an allocated contract, we maintain an account value on behalf of each individual participant, and the employer if requested; each participant receives a certificate. Under an unallocated contract, the employer or an administrator performs participant accounting. Allocated and unallocated contracts have different features.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account Q (variable annuity account (VAA). The VAA is a segregated investment account of Lincoln Life.


The participants take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contracts variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.


The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.


AllianceBernstein Variable Products Series Fund (Class B)
     AllianceBernstein Growth Portfolio**
     AllianceBernstein Growth and Income Portfolio
   AllianceBernstein Global Technology Portfolio
     (formerly AllianceBernstein Technology)

American Funds Insurance Series (Class 2)

     American Funds Global Growth Fund

     American Funds Growth Fund

     American Funds Growth-Income Fund

     American Funds International Fund
Baron Capital Funds Trust (Insurance Shares)
     Baron Capital Asset Fund
Delaware VIP Trust (Standard Class)

     Delaware VIP Diversified Income Series
     Delaware VIP Global Bond Series**
   Delaware VIP High Yield Series*
     Delaware VIP REIT Series
     Delaware VIP Trend Series
   Delaware VIP Value Series
     (formerly Delaware VIP Large Cap Value)


Delaware VIP Trust (Service Class)
     Delaware VIP Small Cap Value Series
Fidelity (Reg. TM) Variable Insurance Products Portfolios (Service Class)
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Janus Aspen Series (Institutional Shares)

     Janus Aspen Worldwide Growth Portfolio**

Lincoln Variable Insurance Products Trust (Standard Class)
     Lincoln VIP Aggressive Growth Fund
     Lincoln VIP Bond Fund
     Lincoln VIP Capital Appreciation Fund
     Lincoln VIP Equity Income Fund
     Lincoln VIP Global Asset Allocation Fund
     Lincoln VIP Growth and Income Fund
     Lincoln VIP International Fund
     Lincoln VIP Managed Fund
     Lincoln VIP Money Market Fund

     Lincoln VIP Social Awareness Fund
     Lincoln VIP Special Opportunities Fund


                                                                               1


   Lincoln VIP Conservative Profile Fund*
     Lincoln VIP Moderate Profile Fund*
     Lincoln VIP Moderately Aggressive Profile Fund*
     Lincoln VIP Aggressive Profile Fund*

MFS (Reg. TM) Variable Insurance TrustSM (Initial Class)
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust

     Mid-Cap Growth Portfolio
     Partners Portfolio**
Putnam Variable Trust (Class IB)
     Health Sciences Fund**


Scudder Investment VIT Funds (Class A)
     Scudder VIT Equity 500 Index Fund
     Scudder VIT Small Cap Index Fund


Funds noted with an asterisk(*) will be available on or about June 6, 2005.

** It is currently anticipated that during the first quarter of 2006, we will close and replace these investment options. See Investments of the VAA - Description of the funds for further information.


This prospectus gives you information about the contracts that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P. O. Box 99740, Portland, Maine 04104 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2005


2

Table of Contents



Item                                                                  Page
Special terms                                                          4
Expense tables                                                         5
Summary of common questions                                            8
The Lincoln National Life Insurance Company                           10
Variable annuity account (VAA)                                        10
Fixed side of the contract                                            10
Investments of the VAA                                                10
Charges and other deductions                                          15
 Surrender charges                                                    15
 Additional information                                               16
The contracts                                                         17
 Purchase of the contracts                                            17
 Transfers on or before the annuity commencement date                 18
 Death benefit before the annuity commencement date                   21
 Loans                                                                23
 Distribution of the contracts                                        24
 Annuity payouts                                                      25
Federal tax matters                                                   26
Additional information                                                29
 Voting rights                                                        29
 Return privilege                                                     29
 Other information                                                    30
 Legal proceedings                                                    30
Statement of Additional Information
Table of Contents for Lincoln Life Variable Annuity Account Q         31


                                                                               3

Special terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account Q, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value - At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person on whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity payouts.

Beneficiary - The person or entity designated by a non-ERISA 403(b) plan participant or an annuitant to receive any death benefit paid if the participant or annuitant dies before the annuity commencement date.

Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant under a 403(b) plan not subject to ERISA dies.


Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Net Contributions - The sum of all contributions credited to the participant's account value less any amounts paid when a withdrawal occurs and less any outstanding loan balance.

Participant - A person defined as a participant in the plan, who has enrolled under a contract, and under an allocated group contract, on whose behalf Lincoln Life maintains an account.


Participant year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.


Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.


4

Expense tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Annual account fee: $25

(allocated contract, per contractowner/participant)

Loan establishment fee per loan (where allowed by law): $35


We may reduce or waive these charges in certain situations. See Charges and other deductions.


Contractowner or Participant transaction expenses:


  o        Surrender charge (as a percentage of purchase payments surrendered/withdrawn):        6.0%*

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and other deductions - Surrender charge.


Separate Account Q expenses (as a percentage of average daily net assets in the subaccounts):



"standard" mortality and expense risk charge        1.002%
"breakpoint" mortality and expense charge*          .75%

* Only certain contract or plans are eligible for a breakpoint charge. See - Charges and other deductions.


For information concerning compensation paid for the sale of the contracts, see
- Distribution of the contracts.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2004. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.




                                                      Minimum        Maximum
                                                     ---------      --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):           0.29%          2.52%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):         0.29%          1.36%



* Eight of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2006.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2004:

(as a percentage of each fund's average net assets):



                                                                    Management                    12b-1 Fees
                                                                   Fees (before                   (before any
                                                                   any waivers/                    waivers/
                                                                  reimbursements)      +        reimbursements)
AllianceBernstein Growth Portfolio (Class B)                      0.75        %                 0.25        %
AllianceBernstein Growth and Income Portfolio (Class B)           0.55                          0.25
AllianceBernstein Global Technology Portfolio (Class B)           0.75                          0.25
American Funds Global Growth Fund (Class 2) (1)                   0.61                          0.25
American Funds Growth Fund (Class 2) (1)                          0.35                          0.25
American Funds Growth-Income Fund (Class 2) (1)                   0.29                          0.25
American Funds International Fund (Class 2) (1)                   0.54                          0.25
Baron Capital Asset Fund (Insurance Shares)                       1.00                          0.25
Delaware VIP Diversified Income Series (Standard Class)(2)        0.65                          0.00



                                                                           Other Expenses                Total Expenses
                                                                             (before any                   (before any
                                                                              waivers/                      waivers/
                                                                  +        reimbursements)      =        reimbursements)
AllianceBernstein Growth Portfolio (Class B)                               0.13        %                 1.13        %
AllianceBernstein Growth and Income Portfolio (Class B)                    0.05                          0.85
AllianceBernstein Global Technology Portfolio (Class B)                    0.13                          1.13
American Funds Global Growth Fund (Class 2) (1)                            0.04                          0.90
American Funds Growth Fund (Class 2) (1)                                   0.01                          0.61
American Funds Growth-Income Fund (Class 2) (1)                            0.02                          0.56
American Funds International Fund (Class 2) (1)                            0.05                          0.84
Baron Capital Asset Fund (Insurance Shares)                                0.11                          1.36
Delaware VIP Diversified Income Series (Standard Class)(2)                 0.33                          0.98



                                                                                        Total Expenses
                                                                       Total                (after
                                                                    Contractual          Contractual
                                                                      waivers/             waivers/
                                                                   reimbursements       reimbursements
                                                                      (if any)                s)
AllianceBernstein Growth Portfolio (Class B)
AllianceBernstein Growth and Income Portfolio (Class B)
AllianceBernstein Global Technology Portfolio (Class B)
American Funds Global Growth Fund (Class 2) (1)
American Funds Growth Fund (Class 2) (1)
American Funds Growth-Income Fund (Class 2) (1)
American Funds International Fund (Class 2) (1)
Baron Capital Asset Fund (Insurance Shares)
Delaware VIP Diversified Income Series (Standard Class)(2)        -0.18        %        0.80        %


                                                                               5



                                                                             Management
                                                                            Fees (before
                                                                            any waivers/
                                                                           reimbursements)      +
Delaware VIP Global Bond Series(Standard Class) (3)                        0.75        %
Delaware VIP High Yield Series (Standard Class)*(4)                        0.65
Delaware VIP Value Series(Standard Class)(5)                               0.65
Delaware VIP REIT Series (Standard class) (6)                              0.74
Delaware VIP Small Cap Value Series(Service Class) (7)                     0.74
Delaware VIP Trend Series (Standard class) (8)                             0.74
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class) (9)             0.57
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class) (9)                0.58
Janus Aspen Worldwide Growth Portfolio (Institutional shares)              0.60
Lincoln VIP Aggressive Growth Fund (Standard class)                        0.74
Lincoln VIP Bond Fund (Standard Class)                                     0.36
Lincoln VIP Capital Appreciation Fund (Standard class)                     0.74
Lincoln VIP Equity- Income Fund (Standard Class)                           0.73
Lincoln VIP Global Asset Allocation Fund (Standard Class)                  0.74
Lincoln VIP Growth and Income Fund (Standard Class)                        0.33
Lincoln VIP International Fund (Standard Class)                            0.82
Lincoln VIP Managed Fund (Standard class)                                  0.40
Lincoln VIP Money Market Fund (Standard class)                             0.44
Lincoln VIP Social Awareness Fund (Standard Class)                         0.35
Lincoln VIP Special Opportunities Fund (Standard Class)                    0.40
Lincoln VIP Conservative Profile Fund (StandardClass)(10)*                 0.25
Lincoln VIP Moderate Profile Fund (Standard Class) (10) *                  0.25
Lincoln VIP Moderately Aggressive Profile Fund (Standard Cl) (10) *        0.25
Aggressive Profile Fund (Standard Class) (10) *                            0.25
MFS (Reg. TM) VIT Utilities Series (Initial Class)(11)                     0.75
Neuberger Berman AMT Mid-Cap Growth Portfolio                              0.84
Neuberger Berman AMT Partners Portfolio                                    0.83
Putnam VT Health Sciences Fund (Class IB)                                  0.70
Scudder VIT Equity 500 Index Fund (Class A)                                0.20
Scudder VIT Small Cap Index Fund (Class A) (12)                            0.35



                                                                             12b-1 Fees                  Other Expenses
                                                                             (before any                   (before any
                                                                              waivers/                      waivers/
                                                                           reimbursements)      +        reimbursements)
Delaware VIP Global Bond Series(Standard Class) (3)                        0.00        %                 0.18        %
Delaware VIP High Yield Series (Standard Class)*(4)                        0.00                          0.10
Delaware VIP Value Series(Standard Class)(5)                               0.00                          0.10
Delaware VIP REIT Series (Standard class) (6)                              0.00                          0.10
Delaware VIP Small Cap Value Series(Service Class) (7)                     0.30                          0.09
Delaware VIP Trend Series (Standard class) (8)                             0.00                          0.10
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class) (9)             0.10                          0.11
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class) (9)                0.10                          0.10
Janus Aspen Worldwide Growth Portfolio (Institutional shares)              0.00                          0.03
Lincoln VIP Aggressive Growth Fund (Standard class)                        0.00                          0.17
Lincoln VIP Bond Fund (Standard Class)                                     0.00                          0.06
Lincoln VIP Capital Appreciation Fund (Standard class)                     0.00                          0.07
Lincoln VIP Equity- Income Fund (Standard Class)                           0.00                          0.07
Lincoln VIP Global Asset Allocation Fund (Standard Class)                  0.00                          0.29
Lincoln VIP Growth and Income Fund (Standard Class)                        0.00                          0.04
Lincoln VIP International Fund (Standard Class)                            0.00                          0.16
Lincoln VIP Managed Fund (Standard class)                                  0.00                          0.09
Lincoln VIP Money Market Fund (Standard class)                             0.00                          0.09
Lincoln VIP Social Awareness Fund (Standard Class)                         0.00                          0.06
Lincoln VIP Special Opportunities Fund (Standard Class)                    0.00                          0.07
Lincoln VIP Conservative Profile Fund (StandardClass)(10)*                 0.00                          2.27
Lincoln VIP Moderate Profile Fund (Standard Class) (10) *                  0.00                          1.55
Lincoln VIP Moderately Aggressive Profile Fund (Standard Cl) (10) *        0.00                          1.36
Aggressive Profile Fund (Standard Class) (10) *                            0.00                          1.67
MFS (Reg. TM) VIT Utilities Series (Initial Class)(11)                     0.00                          0.14
Neuberger Berman AMT Mid-Cap Growth Portfolio                              0.00                          0.08
Neuberger Berman AMT Partners Portfolio                                    0.00                          0.08
Putnam VT Health Sciences Fund (Class IB)                                  0.25                          0.15
Scudder VIT Equity 500 Index Fund (Class A)                                0.00                          0.09
Scudder VIT Small Cap Index Fund (Class A) (12)                            0.00                          0.13



                                                                                                              Total
                                                                                    Total Expenses         Contractual
                                                                                      (before any            waivers/
                                                                                       waivers/           reimbursements
                                                                           =        reimbursements)          (if any)
Delaware VIP Global Bond Series(Standard Class) (3)                                 0.93        %
Delaware VIP High Yield Series (Standard Class)*(4)                                 0.75
Delaware VIP Value Series(Standard Class)(5)                                        0.75                 -0.05        %
Delaware VIP REIT Series (Standard class) (6)                                       0.84
Delaware VIP Small Cap Value Series(Service Class) (7)                              1.13                 -0.05
Delaware VIP Trend Series (Standard class) (8)                                      0.84
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class) (9)                      0.78
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class) (9)                         0.78
Janus Aspen Worldwide Growth Portfolio (Institutional shares)                       0.63
Lincoln VIP Aggressive Growth Fund (Standard class)                                 0.91
Lincoln VIP Bond Fund (Standard Class)                                              0.42
Lincoln VIP Capital Appreciation Fund (Standard class)                              0.81
Lincoln VIP Equity- Income Fund (Standard Class)                                    0.80
Lincoln VIP Global Asset Allocation Fund (Standard Class)                           1.03
Lincoln VIP Growth and Income Fund (Standard Class)                                 0.37
Lincoln VIP International Fund (Standard Class)                                     0.98
Lincoln VIP Managed Fund (Standard class)                                           0.49
Lincoln VIP Money Market Fund (Standard class)                                      0.53
Lincoln VIP Social Awareness Fund (Standard Class)                                  0.41
Lincoln VIP Special Opportunities Fund (Standard Class)                             0.47
Lincoln VIP Conservative Profile Fund (StandardClass)(10)*                          2.52                 -1.53
Lincoln VIP Moderate Profile Fund (Standard Class) (10) *                           1.80                 -0.74
Lincoln VIP Moderately Aggressive Profile Fund (Standard Cl) (10) *                 1.61                 -0.47
Aggressive Profile Fund (Standard Class) (10) *                                     1.92                 -0.73
MFS (Reg. TM) VIT Utilities Series (Initial Class)(11)                              0.89
Neuberger Berman AMT Mid-Cap Growth Portfolio                                       0.92
Neuberger Berman AMT Partners Portfolio                                             0.91
Putnam VT Health Sciences Fund (Class IB)                                           1.10
Scudder VIT Equity 500 Index Fund (Class A)                                         0.29
Scudder VIT Small Cap Index Fund (Class A) (12)                                     0.48                 -0.03



                                                                           Total Expenses
                                                                               (after
                                                                            Contractual
                                                                              waivers/
                                                                           reimbursements
                                                                                 s)
Delaware VIP Global Bond Series(Standard Class) (3)
Delaware VIP High Yield Series (Standard Class)*(4)
Delaware VIP Value Series(Standard Class)(5)                               0.70        %
Delaware VIP REIT Series (Standard class) (6)
Delaware VIP Small Cap Value Series(Service Class) (7)                     1.08
Delaware VIP Trend Series (Standard class) (8)
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class) (9)
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class) (9)
Janus Aspen Worldwide Growth Portfolio (Institutional shares)
Lincoln VIP Aggressive Growth Fund (Standard class)
Lincoln VIP Bond Fund (Standard Class)
Lincoln VIP Capital Appreciation Fund (Standard class)
Lincoln VIP Equity- Income Fund (Standard Class)
Lincoln VIP Global Asset Allocation Fund (Standard Class)
Lincoln VIP Growth and Income Fund (Standard Class)
Lincoln VIP International Fund (Standard Class)
Lincoln VIP Managed Fund (Standard class)
Lincoln VIP Money Market Fund (Standard class)
Lincoln VIP Social Awareness Fund (Standard Class)
Lincoln VIP Special Opportunities Fund (Standard Class)
Lincoln VIP Conservative Profile Fund (StandardClass)(10)*                 0.99
Lincoln VIP Moderate Profile Fund (Standard Class) (10) *                  1.06
Lincoln VIP Moderately Aggressive Profile Fund (Standard Cl) (10) *        1.14
Aggressive Profile Fund (Standard Class) (10) *                            1.19
MFS (Reg. TM) VIT Utilities Series (Initial Class)(11)
Neuberger Berman AMT Mid-Cap Growth Portfolio
Neuberger Berman AMT Partners Portfolio
Putnam VT Health Sciences Fund (Class IB)
Scudder VIT Equity 500 Index Fund (Class A)
Scudder VIT Small Cap Index Fund (Class A) (12)                            0.45



* Funds noted with an asterisk (*) will be available on or about June 6, 2005.

(1) The Series' investment adviser began voluntarily waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect this waiver. The effect of the waiver on total operating expenses can be found in the Financial Highlights table in the Series' Prospectus and in the audited financial statements in the Series' annual report.

(2) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company (DMC). Since inception through April 30, 2005, the advisor contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.98% for the fiscal year 2004. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year.

(3) The investment advisor for the Delaware VIP Global Bond Series is Delaware Managment Company (DMC). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 1.00%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,400 million, 0.60% on assets in excess of $2,500 million, all per year.



6


(4) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.80%.

(5) The investment advisor for the Delaware VIP Value Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.75% for the fiscal year 2004. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year. DMC has voluntarily elected to waive its management fee for this Series to 0.60% indefinitely.

(6) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(7) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2005 through April 30, 2006, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expense and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with a fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.76% for Contrafund, Service Class shares.

(10) The Other Expenses are based on estimates for the current fiscal year. Other Expenses reflects the expenses of the underlying funds invested in by the Lincoln Profile Funds (Conservative 0.69%; Moderate 0.76%; Moderately Aggressive 0.84%; Aggressive 0.89%) as well as the expenses of the particular Profile Fund (Conservative 1.58%; Moderate 0.79%; Moderately Aggressive 0.52%; Aggressive 0.78%) Lincoln Life has contractually agreed to reimburse each Profile Fund to the extent that the Total Expenses (excluding underlying fund fees and expenses) exceed 0.30%. The Agreement will continue at least through September 1, 2006 and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund. Underlying fund fees and expenses are incurred indirectly by each Profile fund as a result of investment in shares of one or more underlying funds. These expenses are estimated based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each Profile Fund. Each Profile Fund's expense ratio will vary based on the actual allocation to the underlying funds.

(11) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore, higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal Initial class: 0.88% for Utilities.

(12) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45% for the A share class.



                                                                               7

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable period:



                     1 year        3 years        5 years        10 years
                    --------      ---------      ---------      ---------
      Standard       $ 965         $1,710         $2,370         $3,802
    Breakpoint       $ 941         $1,641         $2,256         $3,576


2) If you do not surrender your contract at the end of the applicable time period:



                     1 year        3 years        5 years        10 years
                    --------      ---------      ---------      ---------
      Standard       $ 356         $ 1,083        $1,832         $3,802
    Breakpoint       $ 331         $ 1,010        $1,712         $3,576


The expense tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For more information - See Charges and other deductions in this prospectus and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of common questions

What kind of contract is this? It is a group variable annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.


What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the variable annuity account - Description of the funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the variable annuity account - Description of the funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.


What charges do I pay under the contract? If you withdraw account value, you pay a surrender charge from 0% to 6.0%, depending upon how many contract years have elapsed (single premium and periodic premium), or how many contract years the purchase payment has been in the contract (flexible premium), and which type of contract you choose. We may reduce or waive surrender charges in certain situations. See Charges and other deductions - surrender charges.


We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

Under allocated contracts, we charge an annual contract fee of $25 per participant or contractowner account. We apply a charge to the daily net asset value of the VAA and those charges are:


8

Separate Account Q expenses (as a percentage of average daily net assets in the subaccounts):


"standard" mortality and expense risk charge        1.002%
"breakpoint" mortality and expense charge*          .75%

* Only certain contracts or plans are eligible for a breakpoint charge. See Charges and other deductions.


Each fund pays a management fee based on its average daily net asset value. See
- Investments of the variable annuity account - Investment adviser. Each fund also has additional operating expenses. These are described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. There are limits on the total amount of contributions in any one year. See - The Contracts-contributions.


How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts - Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.


What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The contracts - Death benefit.

May participants transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See - The contracts
- Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.


May a contractowner or participant withdraw account value? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. (Participants may only withdraw account value during their accumulation period.) See - Withdrawals. The contractowner must also approve certain participant withdrawals. Certain charges may apply. See - Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or withdrawal also may be subject to 20% withholding. See - Federal tax matters.


Do participants get a free look at their certificate? A participant under a
Section 403(b) plan and certain nonqualified plans can cancel a certificate within twenty days (in some states longer) of the date the participant receives the certificate. The participant must give notice to our servicing office. See
- Return privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.


Investment results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis. The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.


Financial statements

The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.


                                                                               9

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.




Variable annuity account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Fixed side of the contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.


ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.




Investments of the VAA
Contractowners of unallocated contracts and participants under allocated contracts decide the subaccount(s) to which contributions are allocated. There is a separate subaccount which corresponds to each class of each fund. Contractowners or participants, as applicable, may change allocations without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers


As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Administrative, Marketing and Support Service Fees

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other



10


funds and the amount we receive may be substantial. These percentages currently range up to 0.33%, and as of the date of this prospectus, we were receiving compensation from each fund family. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affilitiates amounts to participate in sales meetings.

The AllianceBernstein, American Funds, Baron, Delaware, Fidelity and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rates range from 0% to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.


We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We currently anticipate closing and replacing the following funds during the first quarter of 2006:
AllianceBerstein VP Growth Portfolio (Class B) with AllianceBernstein VP Growth and Income Portfolio (Class B); Delaware VIP Global Bond Series (Standard Class) with Delaware VIP Diversified Income Series (Standard Class); Janus Aspen Worldwide Growth Portfolio (Institutional Class) with Scudder VIT Equity 500 Index Fund (Class A); Neuberger Berman AMT Partners Portfolio with AllianceBernstein VP Growth and Income Portfolio (Class B); Putnam VIT Health Sciences Fund (Class IB) with American Funds Growth Fund (Class 2).


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.Some plans limit the funds available under the plan. Please contact your investment dealer for current information.




 FUND NAME                       FUND DESCRIPTION                    MANAGER
AllianceBernstein               Capital Appreciation                Alliance Capital
Growth Portfolio                                                    Management, L.P.
 AllianceBernstein               Growth and income                   Alliance Capital
Growth and Income                                                   Management, L.P.
Portfolio
AllianceBernstein Global        Maximum Capital Appreciation        Alliance Capital
Technology Portfolio                                                Management, L.P.
 American Funds Global           Long-term Growth                    Capital Research and
Growth Fund                                                         Management Company


                                                                              11



 FUND NAME                             FUND DESCRIPTION                        MANAGER
American Funds Growth                 Long-term Growth                        Capital Research and
Fund                                                                          Management Company
 American Funds                        Growth and income                       Capital Research and
Growth-Income Fund                                                            Management Company
American Funds                        Long-term growth                        Capital Research and
International Fund                                                            Management Company
 Baron Capital Asset                   Maximum capital appreciation            BAMCO, Inc.
Fund
Delaware VIP Global                   Current Income                          Delaware International
Bond Series                                                                   Advisers Ltd.
 Delaware VIP High Yield               Capital appreciation                    Delaware Management
Series                                                                        Company
Delaware VIP                          Total Return                            Delaware Management
Diversified Income                                                            Company
Series
 Delaware VIP Value                    Long-term capital appreciation          Delaware Management
Series                                                                        Company
Delaware VIP REIT                     Total return                            Delaware Management
Series                                                                        Company
 Delaware VIP Small Cap                Capital appreciation                    Delaware Management
Value Series                                                                  Company.
Delaware VIP Trend                    Capital Appreciation                    Delaware Management
Series                                                                        Company
 Fidelity (Reg. TM) VIP                Long-term capital appreciation.         Fidelity Management
Contrafund (Reg. TM) Portfolio                                                and Research Company,
                                                                              assist with foreign
                                                                              investments: FMR U.K.;
                                                                              FMR Far East
Fidelity (Reg. TM) VIP Growth         Capital appreciation                    Fidelity Management
Portfolio                                                                     and Research Company,
                                                                              assist with foreign
                                                                              investments: FMR U.K.;
                                                                              FMR Far East
 Janus Aspen Worldwide                 Long-term growth                        Janus Capital
Growth Portfolio                                                              Management LLC
Lincoln VIP Aggressive                Maximum capital appreciation            Delaware Management
Growth Fund                                                                   Company Sub-advised
                                                                              by T. Rowe Price
                                                                              Associates, Inc.


12



 FUND NAME                    FUND DESCRIPTION                MANAGER
Lincoln VIP Bond Fund        Current income                  Delaware Management
                                                             Company
 Lincoln VIP Capital          Long-term growth                Delaware Management
Appreciation Fund                                            Company Sub-advised
                                                             by Janus Capital
                                                             Management LLC
Lincoln VIP                  Income                          Delaware Management
Equity-Income Fund                                           Company Sub-advised
                                                             by Fidelity Management
                                                             & Research Company
                                                             (FMR)
 Lincoln VIP Global           Total return                    Delaware Management
Asset Allocation Fund                                        Company Sub-advised
                                                             by UBS Global Asset
                                                             Management
                                                             (Americas) Inc. (UBS
                                                             Global AM)
Lincoln VIP Growth &         Capital appreciation            Delaware Management
Income Fund                                                  Company
 Lincoln VIP                  Capital appreciation            Delaware Management
International Fund                                           Company Sub-advised
                                                             by Mondrian
                                                             Investment Partners
                                                             Limited
Lincoln VIP Managed          Total return                    Delaware Management
Fund                                                         Company
 Lincoln VIP Money            Preservation of capital         Delaware Management
Market Fund                                                  Company
Lincoln VIP Social           Capital appreciation            Delaware Management
Awareness Fund                                               Company
 Lincoln VIP Special          Capital appreciation            Delaware Management
Opportunities Fund                                           Company
Lincoln VIP                  Current income                  Delaware Management
Conservative Profile                                         Company Sub-advised
Fund                                                         by Wilshire Associates
                                                             Inc.
 Lincoln VIP Moderate         Total return                    Delaware Management
Profile Fund                                                 Company Sub-advised
                                                             by Wilshire Associates
                                                             Inc.


                                                                              13



 FUND NAME                          FUND DESCRIPTION             MANAGER
Lincoln VIP Moderately             Growth and income            Delaware Management
Aggressive Profile Fund                                         Company Sub-advised
                                                                by Wilshire Associates
                                                                Inc.
 Lincoln VIP Aggressive             Capital appreciation         Delaware Management
Profile Fund                                                    Company Sub-advised
                                                                by Wilshire Associates
                                                                Inc.
MFS (Reg. TM) VIT Utilities        Growth and income            Massachusetts Financial
Series                                                          Service Company
 Neuberger Berman AMT               Capital appreciation         Neuberger Berman
Mid-Cap Growth                                                  Management, Inc.
Portfolio
Neuberger Berman AMT               Capital appreciation         Neuberger Berman
Partners Portfolio                                              Management, Inc.
 Putnam VT Health                   Capital appreciation         Putnam Investment
Sciences Fund                                                   Management, LLC
Scudder VIT Equity 500             Capital Appreciation         Deutsche Asset
Index Fund                                                      Management, Inc.,sub-
                                                                advised by Northern
                                                                Trust Investments, Inc.
 Scudder VIT Small Cap              Capital Appreciation         Deutsche Asset
Index Fund                                                      Management, Inc.,
                                                                sub-advised by
                                                                Northern Trust
                                                                Investments, Inc.


Reinvestment of dividends and capital gain distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, deletion or substitution of investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds only for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if an investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We may also:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;

14

 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without the necessary approval by the SEC. We will also provide you written notice.



Charges and other deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal/
  systematic withdrawal, systematic transfer, cross-reinvesment/account sweep and portfolio rebalancing services - See Additional services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Annual contract fee

We will deduct $25 per account maintained on behalf of a participant or contractowner from account value on the last valuation date of each participant year to compensate us for the administrative services provided; this $25 annual contract fee will also be deducted from account value upon total or partial withdrawals of all account value by a contractowner or participant.


Surrender charges

A surrender charge is imposed in the event of a total or partial withdrawal of account value before the annuity commencement date. Charges are the same for all withdrawals except that, partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract or; the account value attributable to a participant or the contractowner in an allocated group contract, as applicable, made in any contract year are not subject to a surrender charge. (To determine the 20% limit; add together all partial withdrawals during the contract year, including the withdrawal amount being requested, and then divide the sum by the account value at the time of the requested withdrawal.)

Restrictions apply to the extent a withdrawal is required from the fixed side of the contract. See - The contracts - Discontinuance and withdrawals. Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a total withdrawal of all account value in the VAA is requested, then the entire amount of withdrawal is subject to the surrender charge.


                                                                              15


                                                           Contract year in which surrender/withdrawal occurs
                                              -----------------------------------------------------------------------------
                                               0         1-4         5         6         7         8         9         10+
      Surrender charge as a percentage        6%        6%          5%        4%        3%        2%        1%        0%

A surrender charge will not apply to:
 o A surrender or withdrawal after a group contract's 10th contract anniversary.
 o To make a payment due to the participant's death, disability, retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%.
 o To make a payment for a participant hardship situation as allowed by the plan.
 o To make a payment pursuant to a qualified domestic relations order.
 o To purchase an annuity option as permitted under the contract.


Additional information

Participants in the Texas Optional Retirement Program should refer to Restrictions under the Texas Optional Retirement Program, later in this prospectus booklet.

The charges associated with total and partial withdrawals are paid to us to compensate us for the cost of distributing the contracts.

We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.



Deductions from the VAA for assumption of mortality and expense risks

We apply to the average daily net asset value of the subaccounts, a charge which is equal to an annual rate of:



"standard" mortality and expense risk charge        1.002%
"breakpoint" mortality and expense charge*          .75%

*Only certain contract or plans are eligible for a breakpoint charge. See - Charges and other deductions.


Contracts eligible for the lower, or "breakpoint", mortality and expense risk charge are those contracts which, at the time of issue, have account value equal to or in excess of $5 million, either individually or in combination with other Lincoln contracts under the same employer group or association, or under which annual contributions are anticipated to be equal to or in excess of $500,000, as determined in our sole discretion. Certain contracts which are purchased with the surrender proceeds of an existing group variable annuity contract are not eligible for the breakpoint mortality and expense risk charge.


Lincoln contracts which, after issue and at the end of a calendar quarter, have account value equal to or in excess of $5 million will be eligible for the lower mortality and expense risk charge. The lower mortality and expense risk charge will be implemented no later than the calendar quarter-end valuation date following the end of the calendar quarter in which the contract become eligible for the lower charge.


If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

Contractowner or Participant transaction expenses:


  o        Surrender charge (as a percentage of purchase payments surrendered/withdrawn):        6.0%*

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and other deductions - Surrender charge.


Special arrangements


The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract . Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts



16

of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for premium taxes


Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.



Other charges and deductions

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The contracts

Purchase of the contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For 403(b) plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Lincoln VIP Money Market Fund. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Who can invest

In order to purchase a group contract, the plan on whose behalf the contract will be held must be one of the qualified plans for which the contracts are designed. Also, depending on state law requirements, a minimum of ten participants may be required to be participating in the plan. Lincoln Life may impose additional eligibility requirements; any such additional eligibility requirements will be applied in a nondiscriminatory manner.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.


                                                                              17

Replacement of existing insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus.

Participant surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Contributions

Contributions are payable to us at a frequency and may be made in any amount unless the contractowner or the plan has a minimum amount. Contributions in any one contract year which exceed twice the amount of contributions made in the first contract year may be made only with our permission. If contributions stop, the contract will remain in force as a paid-up contract. Payments may be resumed at any time until the group contract or certificate, as applicable, terminates.


Valuation date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of contributions

Contributions are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund, according to contractowners or participants instructions.

Upon allocation to a subaccount, contributions are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received by us if received before the end of the valuation date (normally, 4:00 p.m., New York time). If the contribution is placed at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of accumulation units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers on or before the annuity commencement date

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may transfer all or a portion of account value from one subaccount to another.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Transfers (within the VAA and between the variable and fixed accounts) are restricted to once every 30 days. We reserve the right to further limit the number of transfers.


18


A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may also transfer all or any part of the account value from the subaccount(s) to the fixed account. Under an allocated contract, a participant may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of the account value in the fixed side in any 365 day period. Under an unallocated contract, a group contractowner may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of account value in the fixed side in any 365 day period. In the alternative, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen, the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:



  Initial date .............          20%
  First anniversary ........          20%
  Second anniversary .......          25%
  Third anniversary ........          33%
  Fourth anniversary .......          50%
  Fifth anniversary ........         100%



There is no charge for a transfer. However, we reserve the right to impose a charge in the future for any transfers.


Market timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders. In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being



                                                                              19

used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.


Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner via overnight mail service that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Transfers after the annuity commencement date

Contractowners or participants may transfer all or a portion of the investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. However, after the annuity commencement date, no transfers are allowed from the fixed side of the contract to the subaccounts.


Additional services

There may be additional services available to you: dollar-cost averaging, automatic withdrawal service/systematic withdrawal option, systematic transfer option, cross-reinvestment service/account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account or money market account into other subaccounts on a monthly basis.

The automatic withdrawal service/systematic withdrawal option provides for an automatic periodic withdrawal of your account value.

The systematic transfer service allows you to fully liquidate your fixed account balance over 5 years and transfer the amounts into one or more of the subaccounts.

The cross-reinvestment service/account sweep allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portfolio rebalancing is an option that restores to a predetermined level the percentage of account value allocated to each subaccount or the fixed account.


20

Death benefit before the annuity commencement date

If a participant under an allocated contract issued in connection with a
Section 403(b) plan that is not subject to ERISA dies before the annuity commencement date, we will pay the beneficiary, if one is living, a death benefit equal to the greater of the following amounts:

a. the net contributions, or

b. the participant's account value less any outstanding loan balance.

No surrender charge or account charge is deducted from the death benefit. The death benefit will be determined at the end of the valuation period during which we approve the death claim, and are in receipt of both the proof of death and the election form of benefit.

The participant may designate a beneficiary during the life of the participant and change the beneficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, if no beneficiary survives the participant, the death benefit will be paid in one sum to the participant's estate.

All death benefit payments will be subject to the employers plan (if applicable) and to the laws and regulations governing death benefits. In addition, no payment of death benefit provided upon the death of the participant will be allowed that does not satisfy the requirements of Code
Section 72(s) or Section 401(a)(9) of the tax code. Death benefits are taxable. See - Federal tax matters-Taxation of death benefits.

The death benefit may be paid in a lump sum or under settlement options then available. If a lump sum settlement is elected, the proceeds will generally be paid within seven days of approval by us of the claim. This payment may be postponed as permitted by the 1940 Act.


Discontinuance and withdrawals

Discontinuance A group contractowner may discontinue a group contract at any time by giving written notice to Lincoln Life. The contract will be deemed discontinued on the later of the valuation date the contractowner specifies or the valuation date on which we receive the written notice. Lincoln Life may also give a group contractowner written notice that the group contract will be discontinued by Lincoln Life if the plan does not qualify for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code. Lincoln Life will give the group contractowner at least 15 days advance written notice in which to cure any remediable defaults before discontinuing the group contract.

With respect to an allocated group contract, if the contract is discontinued due to the contractowner's request, participants will be given written notice. As of the date the contract is discontinued, no additional contributions will be accepted. However, transfers, withdrawals, and loans will continue to be permitted, in accordance with the terms of the contract.

Subject to applicable regulatory requirements, if an allocated group contract is discontinued due to not qualifying for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code, the account value will be paid to the contractowner or participant, subject to the charges and restrictions applicable to a withdrawal of the entire account value. Participants will be given written notice.

Subject to applicable regulatory requirements, if an unallocated group contract is discontinued, the account value will be paid to the contractowner, subject to the charges and restrictions applicable to a withdrawal of the entire account value.

In the event that Lincoln Life ceases to offer the contracts to new purchasers, we may also determine to deactivate a group contract by prohibiting additional contributions and/or the addition of new participants under the contract. Contractowners will be given at least 90 days' notice of deactivation of the contract.


Some contracts provide that the account value in the fixed side of the contract may be paid in a lump sum subject to a market value adjustment. This option is available under allocated group contracts if the contract is discontinued and the contract is subject to ERISA. It is also available within unallocated group contracts if 100% of the account value is requested. If this option is selected, the account value in the fixed side of the contract will be paid in a lump sum equal to the market value factor times the account value in the fixed side reduced by the sum of the surrender charges and the account charge times the number of participants. The market value factor is the lesser of 1.00 or the ratio of:



    Current Bond Price
-------------------------
   Par Value of that Bond

The Current Bond Price will be calculated at the time of contract discontinuance and will be equal to the price of a bond:
 o issued with a maturity date of 6.5 years;
 o bearing interest at the weighted average of the declared interest rates in effect as of the discontinuance date; and
 o calculated to yield the Merrill Lynch Baa Intermediate Industrial Average for the week in which the notice of discontinuance is received.


                                                                              21

The amount payable will never be less than the principal in the fixed side of contract accumulated at an effective annual interest rate of 3.00%

Withdrawals Withdrawals of account value under the contract for any one of the following reasons (benefit responsive withdrawals) may be made at any time and in any amount, and are not subject to a surrender charge:
 o to make a payment due to the participant's death, disability, retirement, or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%;
 o to make a payment for a participant hardship situation as permitted by the plan;
 o to make a payment pursuant to a Qualified Domestic Relations Order (QDRO);
or
 o to purchase an annuity option under the contract.

Upon receipt of request for payment due to a participant's death, we will make a payment equal to the greater of the following amounts:
 o the net contributions, or
 o the participant's account value less any outstanding loan balance.

If a withdrawal for the entire account value is requested and there is an outstanding loan balance, the account value will be reduced by the amount of the outstanding loan balance. The remaining account value will be calculated at the end of the valuation period following the deduction of the loan balance.

Withdrawals of account value that are not benefit responsive withdrawals are generally subject to a surrender charge in accordance with the terms of the contract. See - Charges and other deductions. Such withdrawals are also subject to certain additional conditions as follows:
 o Partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract, or a participant or contractowner under an allocated group contract, may be made in each contract year without imposition of a surrender charge. (To determine the 20% limit, all partial withdrawals during the contract year, including the withdrawal amount being requested, are added together, and the sum is divided by the account value at the time of the requested withdrawal). Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a complete withdrawal of all account value in the VAA is requested, then the entire amount of such withdrawal is subject to the surrender charge. In the event that a withdrawal of the entire account value allocated to both the VAA and the fixed side is requested, then the account charge will also be deducted from account value prior to payment.
 o Withdrawals of account value from the fixed side of the contract may be requested as either periodic elective withdrawals or systematic withdrawals.
 o In any 365-day period, a periodic elective withdrawal of up to 20% of account value per contractowner or per participant, as applicable, from the fixed side may be made. The cumulative percentage limit of 20% is the sum of all periodic elective transfers and withdrawals from the fixed side during the preceding 364-day period plus the amount of the requested withdrawal, divided by the then-current account value in the fixed side. Periodic elective withdrawals (or transfers) from the fixed side in excess of this cumulative percentage limit will not be permitted.

In addition, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:


  Initial date .............          20%
  First anniversary ........          20%
  Second anniversary .......          25%
  Third anniversary ........          33%
  Fourth anniversary .......          50%
  Fifth anniversary ........         100%

 o The initial payment of a systematic withdrawal will be reduced by the amount of any periodic elective withdrawals (or transfers) from the fixed side during the immediately preceding 365-day period. Neither a contractowner nor a participant can make periodic elective withdrawals (or transfers) from the fixed side while a systematic withdrawal (or transfer) is effective, or for one calendar year after the systematic withdrawal (or transfer) election has been rescinded. In addition, while systematic withdrawal (or transfer) election is in effect, a participant cannot allocate contributions to the fixed side.

General All withdrawal requests must be submitted to us on an approved Lincoln Life form, and, unless the contract has been issued in connection with a
Section 403(b) plan not subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), must be authorized by the group contractowner. In a 403(b) plan that is not subject to ERISA the participant must submit the withdrawal request.


22


Special restrictions on withdrawals apply if the contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. In order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a
Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:
 o attains age 591/2
 o separates from service
 o dies

 o becomes totally and permanently disabled and/or
 o experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.

Any withdrawal after an annuity commencement date depends upon the annuity option selected.

The account value available upon withdrawal is determined at the end of the valuation period during which the written request for withdrawal is received at the home office. Withdrawal payments from the VAA will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed side in the same proportion that the amount withdrawn bears to the total account value.

As discussed above, there are charges associated with withdrawal of account value during the first ten contract years. See - Charges and other deductions-surrender charge. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining account value. If you specify that the charges be deducted from the remaining account value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of withdrawals are discussed later in this booklet. See - Federal tax matters.

The contract will terminate when there is no account value remaining. See the contract for more information.


Loans

With respect to an allocated group contract, a participant under a plan that permits loans may apply for a loan under the contract prior to such participant's annuity commencement date. A participant must complete a loan application and assign account value in the fixed side equal to the loan amount as security for the loan. If the account value in the fixed side is less than the loan amount, we will transfer account value from the VAA to the fixed side, from either the subaccounts specified by the participant or on a pro-rata basis from all subaccounts. For purposes of applying transfer and withdrawal restrictions from the fixed side of the contract, any amount allocated to the fixed side of the contract as security for a loan will be included in the calculation of account value in the fixed side of the contract. However, neither withdrawals nor transfers from the fixed side of the contract are allowed to the extent that such a withdrawal or transfer would cause the value in the fixed side to be less than any outstanding loan. The minimum loan amount is $1,000. A participant may borrow up to the lesser of 50% of the account value or $50,000 on all outstanding loans to the participant under all plans. However, for plans not subject to ERISA, if 50% of the total account value is less than $10,000, the participant may borrow the lesser of $10,000 or 100% of the account value. A participant may have only one contract loan with us at any one time. Also, if the participant had an outstanding loan during the preceding twelve month period, the $50,000 maximum loan limit is reduced by the excess of the highest outstanding balance of loans during the preceding twelve month period over the outstanding current loan balance.


The loan interest rate is adjustable, which means it may change from time to time. The initial annual loan rate of interest, which we declare quarterly, will generally be the Moody's Corporate Bond Yield monthly average for the calendar month two months prior to the first day of each calendar quarter, rounded down to the next .25%. At the beginning of each calendar quarter, we will compare each loan's interest rate to the then current declared interest rate. If the then current declared interest rate is less than the loan's interest rate by .50% or more, the loan's interest rate will be decreased to equal the then current declared interest rate. The loan's interest rate will remain unchanged if the then current declared interest rate differs from the loan's interest rate by less than .50%. The loan rate for an existing loan may decrease, but it will never increase. During the time that the loan is outstanding, the amount of the loan principal pledged as security for the loan will earn interest at an annual rate of at least 3.00%, as specified in the contract. Loan payments of principal and interest must be paid in level amortized payments, either monthly or quarterly. The loan must be repaid within 5 years unless it is being used to purchase a principal residence for the participant in which case the loan must be repaid within 20 years or less.


The amounts and terms of a participant loan may be subject to the restrictions imposed under Section 72(p) of the tax code, Title I of ERISA, and any applicable plan. Under certain contracts, a one-time fee of up to $35 may be charged to set up a loan. Please see your


                                                                              23

contract for more information about loans, including interest rates and applicable fees and charges. This provision is not available in an unallocated group contract.

Please note: certain contracts do not have all of the loan provisions outlined above. Therefore, your contract may contain loan provisions with the following differences:
 o the loan interest for new loans is determined monthly (not quarterly);
 o the loan interest rate for existing loans is adjusted on the anniversary of the loan (not at the beginning of each quarter); and
 o the loan interest rate for existing loans may increase or decrease (not just decrease).

See your contract for more information.


Delay of payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.


We may defer payments from the fixed side of the contract for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/ or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Amendment of contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult a tax adviser about the tax consequences of an assignment.


Distribution of the contracts

We serve as principal underwriter for the contracts. We are registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and are a member of NASD, Inc. We offer the contracts through and pay commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation ("LFA"), an affiliate and the principal underwriter for certain other contracts issued by us. We also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.

Compensation Paid to LFA.

The maximum commission we pay to LFA is 4.50% of contributions received during the first contract year. Upon annuitization, the maximum commission we pay to LFA is 1.25% of contract value and ongoing annual compensation of up to 0.00% of each contribution in renewal contract years. We also pay for the operating and other expenses of LFA, including the following sales expenses: Sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.



24


Compensation Paid to Unaffiliated Selling Firms. We pay commission to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFA, is 4.50% of contributions rreceived during the first contract year. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to Selling Firms is 1.25% of contract value and ongoing annual compensation of up to 0.00% of each contribution in renewal contract years.

Commissions and other incentives or payments described above are not charged directly to contract owners or the VAA. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contracts.


Contractowner questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441.



Annuity payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments.


We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.


Annuity options


Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.


Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner or participant.


Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner or participant, as applicable.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the appropriate office.

                                                                              25

General information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payouts, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.


Variable annuity payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.


We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.




Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)

 o 403(b) plans (public school system and tax-exempt organization annuity plans)

 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

26

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Economic Growth and Tax Relief Reconciliation Act of 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. Applicable state law may permit different contribution limits or impose other limitations upon your IRAs or other qualified plans.


Tax deferral on earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Investments in the VAA must be diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions


Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.



Tax treatment of qualified contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for


                                                                              27

purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA income if certain conditions are satisfied.


Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity SM Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.



Federal penalty taxes payable on distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 o received on or after the annuitant reaches 591/2,

 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Taxation of death benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions.


Transfers and direct rollovers

As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Federal income tax withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


28

Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our tax status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Additional information


Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.


The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the variable annuity account - Fund shares.



Return privilege

With respect to a participant under an allocated group contract, within the free-look period after you first receive the certificate, you may cancel it for any reason by delivering or mailing it postage prepaid, to the servicing office at P.O. Box 9740 Portland, Maine 04104. A certificate canceled under this provision will be void. With respect to the fixed side of a contract, we will return contributions. With respect to the VAA, except as explained in the following paragraph, we will return the account value as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No surrender charge will be assessed. A participant who allocates contributions to the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the contribution(s).


State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions under the Texas Optional Retirement Program


Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:


1. Termination of employment in all institutions of higher education as defined in Texas law;

2. Retirement; or

                                                                              29

3. Death.

Accordingly, participants in the ORP will be required to obtain a certificate of termination from their employer(s) before accounts can be redeemed.


Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


Legal proceedings


Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.


After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the VAA or the Principal Underwriter.


30

Statement of Additional Information
Table of Contents for Lincoln Life Variable Annuity Account Q


Item                                                  Page
Special terms                                        B-2
Services                                             B-2
Principal underwriter                                B-2
Purchase of securities being offered                 B-2
Annuity payouts                                      B-2
Determination of accumulation and annuity unit
value                                                B-3
Advertising and sales literature                     B-3
Other information                                    B-5
Financial statements                                 B-6

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                        Group Variable Annuity Contracts
                    Lincoln Life Variable Annuity Account Q











Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account
                                   Account Q.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to: The Lincoln Life National Insurance Co., P. O. Box 99740, Portland, ME 04104

                                                                              31

Appendix A - Condensed financial information

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the periods ended December 31, come from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI. The beginning unit valuation date for both the standard and break point contract is June 1, 1998.




                                                             1998
                                                 ----------------------------
                                                   Standard        Breakpoint
                                                 ----------      ------------
AllianceBernstein Growth and Income Portfolio Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------
AllianceBernstein VP Growth Portfolio Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------
AllianceBernstein VP Global Technology Portfolio Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------
American Funds Global Growth Fund Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------
American Funds Growth Fund Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------
American Funds Growth-Income Fund Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------
American Funds International Fund Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------
Baron Capital Asset Fund Accumulation unit value
o Beginning of period .....................
o End of period ...........................      trading began
Number of accumulation units                     in 1999
o End of period (000's omitted) ...........
--------------------------------------------     ------
Delaware VIP Diversified Income Series Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------     ------
Delaware VIP Global Bond Series Accumulation unit value
o Beginning of period .....................        $1.125           $1.125
o End of period ...........................         1.184            1.186
Number of accumulation units
o End of period (000's omitted) ...........             2               10
--------------------------------------------     --------           ------



                                                              1999                                 2000
                                                 -------------------------------      -------------------------------
                                                      Standard        Breakpoint          Standard         Breakpoint
                                                 -------------      ------------      ------------      -------------
AllianceBernstein Growth and Income Portfolio Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------               -                 -                 -                  -
AllianceBernstein VP Growth Portfolio Accumulation unit value
o Beginning of period .....................                                             $  10.00          $  10.000*
o End of period ...........................      trading began                             8.658*             8.673*
Number of accumulation units                     in 2000
o End of period (000's omitted) ...........                                                    1                  1
--------------------------------------------     --------                    -          --------          ---------
AllianceBernstein VP Global Technology Portfolio Accumulation unit value
o Beginning of period .....................                                             $ 10.000*         $  10.000*
o End of period ...........................      trading began                             7.372*             7.383*
Number of accumulation units                     in 2000
o End of period (000's omitted) ...........                                                    8                  6
--------------------------------------------     --------                    -          --------          ---------
American Funds Global Growth Fund Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------     -----------                 -          --------          ---------
American Funds Growth Fund Accumulation unit value
o Beginning of period .....................                                             $ 10.000*         $  10.000*
o End of period ...........................      trading began                             9.560*             9.575*
Number of accumulation units                     in 2000
o End of period (000's omitted) ...........                                                   35                249
--------------------------------------------     --------                    -          --------          ---------
American Funds Growth-Income Fund Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------     -----------                 -          --------          ---------
American Funds International Fund Accumulation unit value
o Beginning of period .....................                                             $ 10.000*         $  10.000*
o End of period ...........................      trading began                             8.085*             8.098*
Number of accumulation units                     in 2000
o End of period (000's omitted) ...........                                                   10                 81
--------------------------------------------     --------                    -          --------          ---------
Baron Capital Asset Fund Accumulation unit value
o Beginning of period .....................        $  10.000*        $  10.000*         $ 11.468          $  11.488
o End of period ...........................           11.468*           11.488*           11.052             11.100
Number of accumulation units
o End of period (000's omitted) ...........                1                 1                 3                  6
--------------------------------------------     -----------         ---------          --------          ---------
Delaware VIP Diversified Income Series Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------     -----------         ---------          --------          ---------
Delaware VIP Global Bond Series Accumulation unit value
o Beginning of period .....................        $   1.184         $   1.186          $  1.130          $   1.135
o End of period ...........................            1.130             1.135             1.128              1.136
Number of accumulation units
o End of period (000's omitted) ...........                2                14                 7                  9
--------------------------------------------     -----------         ---------          --------          ---------



                                      A-1



                     2001                              2002
         ----------------------------      ----------------------------
           Standard        Breakpoint        Standard        Breakpoint
         ----------      ------------      ----------      ------------






          $ 8.658           $ 8.673         $ 6.544           $ 6.573
            6.544             6.573           4.648             4.680

                9                 5              16                 8
          -------           -------         -------           -------

          $ 7.372           $ 7.383         $ 5.440           $ 5.463
            5.440             5.463           3.134             3.155

               19                12              32                19
          -------           -------         -------           -------





          -------           -------         -------           -------

          $ 9.560           $ 9.575         $ 7.746           $ 7.778
            7.746             7.778           5.794             5.832

              162               494             293               984
          -------           -------         -------           -------





          -------           -------         -------           -------

          $ 8.085           $ 8.098         $ 6.412           $ 6.439
            6.412             6.439           5.406             5.442

               24               120              60               145
          -------           -------         -------           -------

          $11.052           $11.100         $12.292           $12.377
           12.292            12.377          10.442            10.540

               19                10              28                18
          -------           -------         -------           -------





          -------           -------         -------           -------

          $ 1.128           $ 1.136         $ 1.111           $ 1.122
            1.111             1.122           1.376             1.393

               22                32             122               199
          -------           -------         -------           -------



                     2003                                2004
         ----------------------------      --------------------------------
           Standard        Breakpoint           Standard         Breakpoint
         ----------      ------------      -------------      -------------

                                             $  10.342*         $  10.350*
         trading began                          11.133*            11.150*
         in 2004
                                                     1                  2
         -------                             ---------          ---------

          $ 4.648           $ 4.680          $   6.198          $   6.256
            6.198             6.256              7.028              7.112

               26                12                 34                 26
         --------           -------          ---------          ---------

          $ 3.134           $ 3.155          $   4.462          $   4.503
            4.462             4.503              4.642              4.696

               55                31                 70                 78
         --------           -------          ---------          ---------

                                             $  10.291*         $  10.245*
         trading began                          11.309*            11.327*
         in 2004
                                                     1                 31
         --------           -------          ---------          ---------

          $ 5.794           $ 5.832          $   7.847          $   7.919
            7.847             7.919              8.740              8.842

              419             1,346                578              1,908
         --------           -------          ---------          ---------

                                             $  10.316*         $  10.149*
         trading began                          10.977*            10.994*
         in 2004
                                                    12                431
         --------           -------          ---------          ---------

          $ 5.406           $ 5.442          $   7.218          $   7.284
            7.218             7.284              8.526              8.627

               84               219                122                441
         --------           -------          ---------          ---------

          $10.442           $10.540          $  13.441          $  13.601
           13.441            13.601             16.718             16.961

               43                21                 67                 42
         --------           -------          ---------          ---------

                                             $  10.095*         $  10.190*
         trading began                          10.936*            10.952*
         in 2004
                                                     3                 10
         --------           -------          ---------          ---------

          $ 1.376           $ 1.393          $   1.640          $   1.664
            1.640             1.664              1.835              1.866

              218               238                274                212
         --------           -------          ---------          ---------


                                      A-2



                                                             1998
                                                 ----------------------------
                                                   Standard        Breakpoint
                                                 ----------      ------------
Delaware VIP Value Series Accumulation unit value
o Beginning of period .....................        $1.596           $1.596
o End of period ...........................         1.611            1.613
Number of accumulation units
o End of period (000's omitted) ...........             1              199
--------------------------------------------       ------           ------
Delaware VIP REIT Series Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------       ------           ------
Delaware VIP Small Cap Value Series Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------       ------           ------
Delaware VIP Trend Series Accumulation unit value
o Beginning of period .....................        $1.220           $1.220
o End of period ...........................         1.368            1.370
Number of accumulation units
o End of period (000's omitted) ...........             2              628
--------------------------------------------       ------           ------
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio Accumulation unit value
o Beginning of period .....................
o End of period ...........................      trading began
Number of accumulation units                     in 1999
o End of period (000's omitted) ...........
--------------------------------------------     --------           ------
Fidelity (Reg. TM)VIP Growth Portfolio Accumulation unit value
o Beginning of period .....................
o End of period ...........................      trading began
Number of accumulation units                     in 1999
o End of period (000's omitted) ...........
--------------------------------------------     --------           ------
Janus Aspen Worldwide Growth Portfolio Accumulation unit value
o Beginning of period .....................
o End of period ...........................      trading began
Number of accumulation units                     in 1999
o End of period (000's omitted) ...........
--------------------------------------------     --------           ------
Lincoln VIP Aggressive Growth Fund Accumulation unit value
o Beginning of period .....................        $1.739           $1.739
o End of period ...........................         1.567            1.569
Number of accumulation units
o End of period (000's omitted) ...........             1              554
--------------------------------------------     --------           ------
Lincoln VIP Bond Fund Accumulation unit value
o Beginning of period .....................        $4.776           $4.776
o End of period ...........................         5.023            5.032
Number of accumulation units
o End of period (000's omitted) ...........             1              283
--------------------------------------------     --------           ------
Lincoln VIP Capital Appreciation Fund Accumulation unit value
o Beginning of period .....................        $2.119           $2.119
o End of period ...........................         2.573            2.577
Number of accumulation units
o End of period (000's omitted) ...........             1              555
--------------------------------------------     --------           ------
Lincoln VIP Equity-Income Fund Accumulation unit value
o Beginning of period .....................        $2.356           $2.356
o End of period ...........................         2.399            2.403
Number of accumulation units
o End of period (000's omitted) ...........             1              777
--------------------------------------------     --------           ------
Lincoln VIP Global Asset Allocation Fund Accumulation unit value
o Beginning of period .....................        $2.938           $2.938
o End of period ...........................         3.056            3.061
Number of accumulation units
o End of period (000's omitted) ...........             1              140
--------------------------------------------     --------           ------



                                                              1999                                  2000
                                                 -------------------------------      --------------------------------
                                                      Standard        Breakpoint           Standard         Breakpoint
                                                 -------------      ------------      -------------      -------------
Delaware VIP Value Series Accumulation unit value
o Beginning of period .....................        $   1.611         $   1.613          $   1.547          $   1.553
o End of period ...........................            1.547             1.553              1.706              1.716
Number of accumulation units
o End of period (000's omitted) ...........                1               315                 10                305
--------------------------------------------       ---------         ---------          ---------          ---------
Delaware VIP REIT Series Accumulation unit value
o Beginning of period .....................                                             $  10.000*         $  10.000*
o End of period ...........................      trading began                             11.662*            11.683*
Number of accumulation units                     in 2000
o End of period (000's omitted) ...........                                                     2                  3
--------------------------------------------     -----------         ---------          ---------          ---------
Delaware VIP Small Cap Value Series Accumulation unit value
o Beginning of period .....................
o End of period ...........................                                           trading began
Number of accumulation units                                                          in 2001
o End of period (000's omitted) ...........
--------------------------------------------     -----------         ---------        -----------          ---------
Delaware VIP Trend Series Accumulation unit value
o Beginning of period .....................        $   1.368         $   1.370          $   2.309          $   2.318
o End of period ...........................            2.309             2.318              2.129              2.143
Number of accumulation units
o End of period (000's omitted) ...........                2               946                190              1,712
--------------------------------------------     -----------         ---------        -----------          ---------
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio Accumulation unit value
o Beginning of period .....................        $  10.000*        $  10.000*         $  11.331          $  11.349
o End of period ...........................           11.331*           11.349*            10.465             10.508
Number of accumulation units
o End of period (000's omitted) ...........                1                 6                 16                 52
--------------------------------------------     -----------         ---------        -----------          ---------
Fidelity (Reg. TM)VIP Growth Portfolio Accumulation unit value
o Beginning of period .....................        $  10.000*        $  10.000*         $  12.380          $  12.403
o End of period ...........................           12.380*           12.403*            10.900             10.948
Number of accumulation units
o End of period (000's omitted) ...........                1                78                 20                224
--------------------------------------------     -----------         ---------        -----------          ---------
Janus Aspen Worldwide Growth Portfolio Accumulation unit value
o Beginning of period .....................        $  10.000*        $  10.000*         $  15.055          $  15.084
o End of period ...........................           15.055*           15.084*            12.569             12.626
Number of accumulation units
o End of period (000's omitted) ...........                1                97                 43                307
--------------------------------------------     -----------         ---------        -----------          ---------
Lincoln VIP Aggressive Growth Fund Accumulation unit value
o Beginning of period .....................        $   1.567         $   1.569          $   2.209          $   2.218
o End of period ...........................            2.209             2.218              2.128              2.142
Number of accumulation units
o End of period (000's omitted) ...........                1               468                121              1,001
--------------------------------------------     -----------         ---------        -----------          ---------
Lincoln VIP Bond Fund Accumulation unit value
o Beginning of period .....................        $   5.023         $   5.032          $   4.811          $   4.831
o End of period ...........................            4.811             4.831              5.281              5.317
Number of accumulation units
o End of period (000's omitted) ...........                1               664                 15                508
--------------------------------------------     -----------         ---------        -----------          ---------
Lincoln VIP Capital Appreciation Fund Accumulation unit value
o Beginning of period .....................        $   2.573         $   2.577          $   3.706          $   3.721
o End of period ...........................            3.706             3.721              3.088              3.108
Number of accumulation units
o End of period (000's omitted) ...........                3             2,697                272              3,498
--------------------------------------------     -----------         ---------        -----------          ---------
Lincoln VIP Equity-Income Fund Accumulation unit value
o Beginning of period .....................        $   2.399         $   2.403          $   2.524          $   2.534
o End of period ...........................            2.524             2.534              2.764              2.782
Number of accumulation units
o End of period (000's omitted) ...........                1             1,395                 17                885
--------------------------------------------     -----------         ---------        -----------          ---------
Lincoln VIP Global Asset Allocation Fund Accumulation unit value
o Beginning of period .....................        $   3.056         $   3.061          $   3.369          $   3.383
o End of period ...........................            3.369             3.383              3.154              3.175
Number of accumulation units
o End of period (000's omitted) ...........                1               190                  5                196
--------------------------------------------     -----------         ---------        -----------          ---------




                                      A-3




                      2001                               2002
         ------------------------------      ----------------------------
             Standard        Breakpoint        Standard        Breakpoint
         ------------      ------------      ----------      ------------

           $  1.706          $  1.716         $ 1.623           $ 1.637
              1.623             1.637           1.307             1.321

                102             1,066             196             2,036
           --------          --------         -------           -------

           $ 11.662          $ 11.683         $12.560           $12.615
             12.560            12.615          12.998            13.086

                 12                18              30                44
           --------          --------         -------           -------

           $  1.000*         $  1.000*        $ 1.023           $ 1.024
              1.023*            1.024*          0.955             0.959

                116                 3             286               142
           --------          --------         -------           -------

           $  2.129          $  2.143         $ 1.784           $ 1.800
              1.784             1.800           1.414             1.431

                395             2,781             553             2,347
           --------          --------         -------           -------

           $ 10.465          $ 10.508         $ 9.080           $ 9.140
              9.080             9.140           8.142             8.217

                 26               169              42               287
           --------          --------         -------           -------

           $ 10.900          $ 10.948         $ 8.878           $ 8.940
              8.878             8.940           6.135             6.194

                 44               464              58               427
           --------          --------         -------           -------

           $ 12.569          $ 12.626         $ 9.652           $ 9.720
              9.652             9.720           7.119             7.187

                 79               489             106               471
           --------          --------         -------           -------

           $  2.128          $  2.142         $ 1.406           $ 1.419
              1.406             1.419           0.971             0.982

                321             1,026             455             1,104
           --------          --------         -------           -------

           $  5.281          $  5.317         $ 5.707           $ 5.760
              5.707             5.760           6.224             6.298

                 78               624             198               536
           --------          --------         -------           -------

           $  3.088          $  3.108         $ 2.266           $ 2.286
              2.266             2.286           1.638             1.657

                466             4,464             655             3,784
           --------          --------         -------           -------

           $  2.764          $  2.782         $ 2.536           $ 2.559
              2.536             2.559           2.117             2.142

                199             1,547             565             2,005
           --------          --------         -------           -------

           $  3.154          $  3.175         $ 2.879           $ 2.906
              2.879             2.906           2.509             2.538

                 28               215              61               213
           --------          --------         -------           -------



                     2003                             2004
         ----------------------------      ---------------------------
           Standard        Breakpoint        Standard       Breakpoint
         ----------      ------------      ----------      -----------

          $ 1.307           $ 1.321         $ 1.660          $ 1.682
            1.660             1.682           1.888            1.919

              350             2,031             467            1,798
          -------           -------         -------          -------

          $12.998           $13.086         $17.246          $17.408
           17.246            17.408          22.432           22.700

               47                80              77              126
          -------           -------         -------          -------

          $ 0.955           $ 0.959         $ 1.339          $ 1.348
            1.339             1.348           1.606            1.621

              493               274             857              895
          -------           -------         -------          -------

          $ 1.414           $ 1.431         $ 1.892          $ 1.918
            1.892             1.918           2.109            2.144

              677             2,031             850            2,121
          -------           -------         -------          -------

          $ 8.142           $ 8.217         $10.346          $10.468
           10.346            10.468          11.815           11.984

               74               334              99              442
          -------           -------         -------          -------

          $ 6.135           $ 6.194         $ 8.065          $ 8.163
            8.065             8.163           8.245            8.366

               81               353              99              281
          -------           -------         -------          -------

          $ 7.119           $ 7.187         $ 8.738          $ 8.844
            8.738             8.844           9.065            9.198

              130               377             137              243
          -------           -------         -------          -------

          $ 0.971           $ 0.982         $ 1.275          $ 1.293
            1.275             1.293           1.435            1.459

              629             1,214             701            1,108
          -------           -------         -------          -------

          $ 6.224           $ 6.298         $ 6.611          $ 6.706
            6.611             6.706           6.892            7.009

              292               586             373              646
          -------           -------         -------          -------

          $ 1.638           $ 1.657         $ 2.148          $ 2.179
            2.148             2.179           2.239            2.277

              812             2,969             823            2,286
          -------           -------         -------          -------

          $ 2.117           $ 2.142         $ 2.774          $ 2.813
            2.774             2.813           3.015            3.065

              812             2,589           1,021            3,162
          -------           -------         -------          -------

          $ 2.509           $ 2.538         $ 2.991          $ 3.034
            2.991             3.034           3.362            3.419

              120               234             166              286
          -------           -------         -------          -------


                                      A-4



                                                             1998
                                                 ----------------------------
                                                   Standard        Breakpoint
                                                 ----------      ------------
Lincoln VIP Growth and Income Fund Accumulation unit value
o Beginning of period .....................       $10.522           $10.522
o End of period ...........................        11.496            11.515
Number of accumulation units
o End of period (000's omitted) ...........             1               600
--------------------------------------------      -------           -------
Lincoln VIP International Fund Accumulation unit value
o Beginning of period .....................       $ 1.799           $ 1.799
o End of period ...........................         1.773             1.776
Number of accumulation units
o End of period (000's omitted) ...........             1               685
--------------------------------------------      -------           -------
Lincoln VIP Managed Fund Accumulation unit value
o Beginning of period .....................       $ 5.004           $ 5.004
o End of period ...........................         5.260             5.269
Number of accumulation units
o End of period (000's omitted) ...........             1               220
--------------------------------------------      -------           -------
Lincoln VIP Money Market Fund Accumulation unit value
o Beginning of period .....................       $ 2.460           $ 2.460
o End of period ...........................         2.516             2.521
Number of accumulation units
o End of period (000's omitted) ...........             1               847
--------------------------------------------      -------           -------
Lincoln VIP Social Awareness Fund Accumulation unit value
o Beginning of period .....................       $ 5.471           $ 5.471
o End of period ...........................         5.875             5.883
Number of accumulation units
o End of period (000's omitted) ...........             1               824
--------------------------------------------      -------           -------
Lincoln VIP Special Opportunities Fund Accumulation unit value
o Beginning of period .....................       $ 8.943           $ 8.943
o End of period ...........................         8.721             8.733
Number of accumulation units
o End of period (000's omitted) ...........             1               109
--------------------------------------------      -------           -------
MFS (Reg. TM)VIT Utilities Series Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------      -------           -------
Neuberger Berman AMT Mid-Cap Growth Portfolio Accumulation unit value
o Beginning of period .....................
o End of period ...........................      trading began
Number of accumulation units                     in 1999
o End of period (000's omitted) ...........
--------------------------------------------     --------           -------
Neuberger Berman AMT Partners Portfolio Accumulation unit value
o Beginning of period .....................
o End of period ...........................      trading began
Number of accumulation units                     in 1999
o End of period (000's omitted) ...........
--------------------------------------------     --------           -------
Putnam VT Health Sciences Fund Accumulation unit value
o Beginning of period .....................
o End of period ...........................
Number of accumulation units
o End of period (000's omitted) ...........
--------------------------------------------     --------           -------
Scudder VIT Equity 500 Index Fund Accumulation unit value
o Beginning of period .....................
o End of period ...........................      trading began
Number of accumulation units                     in 1999
o End of period (000's omitted) ...........
--------------------------------------------     --------           -------
Scudder VIT Small Cap Index Fund Accumulation unit value
o Beginning of period .....................
o End of period ...........................      trading began
Number of accumulation units                     in 1999
o End of period (000's omitted) ...........
--------------------------------------------     --------           -------



                                                              1999                               2000
                                                 -------------------------------      ---------------------------
                                                      Standard        Breakpoint        Standard       Breakpoint
                                                 -------------      ------------      ----------      -----------
Lincoln VIP Growth and Income Fund Accumulation unit value
o Beginning of period .....................        $  11.496         $  11.515         $13.379          $13.434
o End of period ...........................           13.379            13.434          11.970           12.049
Number of accumulation units
o End of period (000's omitted) ...........                1             1,429              31            1,554
--------------------------------------------       ---------         ---------         -------          -------
Lincoln VIP International Fund Accumulation unit value
o Beginning of period .....................        $   1.773         $   1.776         $ 2.057          $ 2.065
o End of period ...........................            2.057             2.065           2.039            2.052
Number of accumulation units
o End of period (000's omitted) ...........                1             1,317               8              866
--------------------------------------------       ---------         ---------         -------          -------
Lincoln VIP Managed Fund Accumulation unit value
o Beginning of period .....................        $   5.260         $   5.269         $ 5.610          $ 5.633
o End of period ...........................            5.610             5.633           5.476            5.512
Number of accumulation units
o End of period (000's omitted) ...........                1               631               6              478
--------------------------------------------       ---------         ---------         -------          -------
Lincoln VIP Money Market Fund Accumulation unit value
o Beginning of period .....................        $   2.516         $   2.521         $ 2.608          $ 2.621
o End of period ...........................            2.608             2.621           2.738            2.759
Number of accumulation units
o End of period (000's omitted) ...........                1             1,109             224            1,313
--------------------------------------------       ---------         ---------         -------          -------
Lincoln VIP Social Awareness Fund Accumulation unit value
o Beginning of period .....................        $   5.875         $   5.883         $ 6.715          $ 6.741
o End of period ...........................            6.715             6.741           6.094            6.133
Number of accumulation units
o End of period (000's omitted) ...........                1             1,300              31            1,502
--------------------------------------------       ---------         ---------         -------          -------
Lincoln VIP Special Opportunities Fund Accumulation unit value
o Beginning of period .....................        $   8.721         $   8.733         $ 8.249          $ 8.280
o End of period ...........................            8.249             8.280           9.476            9.536
Number of accumulation units
o End of period (000's omitted) ...........                1               133               1              104
--------------------------------------------       ---------         ---------         -------          -------
MFS (Reg. TM)VIT Utilities Series Accumulation unit value
o Beginning of period .....................
o End of period ...........................                                           trading began
Number of accumulation units                                                          in 2001
o End of period (000's omitted) ...........
--------------------------------------------       ---------         ---------        --------          -------
Neuberger Berman AMT Mid-Cap Growth Portfolio Accumulation unit value
o Beginning of period .....................        $  10.000*        $  10.000*        $15.310          $15.340
o End of period ...........................           15.310*           15.340*         14.026           14.089
Number of accumulation units
o End of period (000's omitted) ...........                1                 1              16               19
--------------------------------------------       ---------         ---------        --------          -------
Neuberger Berman AMT Partners Portfolio Accumulation unit value
o Beginning of period .....................        $  10.000*        $  10.000*        $ 9.793          $ 9.810
o End of period ...........................            9.793*            9.810*          9.763            9.805
Number of accumulation units
o End of period (000's omitted) ...........                1                 2               3                4
--------------------------------------------       ---------         ---------        --------          -------
Putnam VT Health Sciences Fund Accumulation unit value
o Beginning of period .....................
o End of period ...........................                                           trading began
Number of accumulation units                                                          in 2001
o End of period (000's omitted) ...........
--------------------------------------------       ---------         ---------        --------          -------
Scudder VIT Equity 500 Index Fund Accumulation unit value
o Beginning of period .....................        $  10.000*        $  10.000*        $10.999          $11.018
o End of period ...........................           10.999*           11.018*          9.884            9.925
Number of accumulation units
o End of period (000's omitted) ...........                1                94              24              493
--------------------------------------------       ---------         ---------        --------          -------
Scudder VIT Small Cap Index Fund Accumulation unit value
o Beginning of period .....................        $  10.000*        $  10.000*        $11.669          $11.693
o End of period ...........................           11.669*           11.693*         11.107           11.158
Number of accumulation units
o End of period (000's omitted) ...........                1                 1               2                8
--------------------------------------------       ---------         ---------        --------          -------



                                      A-5



                      2001                               2002
         ------------------------------      ----------------------------
             Standard        Breakpoint        Standard        Breakpoint
         ------------      ------------      ----------      ------------

           $ 11.970          $ 12.049         $10.520           $10.616
             10.520            10.616           8.118             8.213

                 84             1,725             119             1,684
           --------          --------         -------           -------

           $  2.039          $  2.052         $ 1.818           $ 1.834
              1.818             1.834           1.606             1.624

                 17               848              73               712
           --------          --------         -------           -------

           $  5.476          $  5.512         $ 5.334           $ 5.383
              5.334             5.383           4.697             4.752

                 37               536              63               589
           --------          --------         -------           -------

           $  2.738          $  2.759         $ 2.820           $ 2.848
              2.820             2.848           2.831             2.867

                355             1,589             411             1,056
           --------          --------         -------           -------

           $  6.094          $  6.133         $ 5.459           $ 5.508
              5.459             5.508           4.209             4.257

                 81             1,588             149             1,493
           --------          --------         -------           -------

           $  9.476          $  9.536         $ 9.581           $ 9.666
              9.581             9.666           8.374             8.469

                 15               158              33               161
           --------          --------         -------           -------

           $  1.000*         $  1.000*        $ 0.786           $ 0.788
              0.786*            0.788*          0.601             0.604

                 14                 2              68                10
           --------          --------         -------           -------

           $ 14.026          $ 14.089         $10.464           $10.537
             10.464            10.537           7.320             7.390

                 38                29              52                40
           --------          --------         -------           -------

           $  9.763          $  9.805         $ 9.392           $ 9.457
              9.392             9.457           7.054             7.120

                  9                 9              16                14
           --------          --------         -------           -------

           $  1.000*         $  1.000*        $ 0.946           $ 0.947
              0.946*            0.947*          0.746             0.749

                 16                 1              76                20
           --------          --------         -------           -------

           $  9.884          $  9.925         $ 8.593           $ 8.651
              8.593             8.651           6.609             6.670

                 47               721              96               979
           --------          --------         -------           -------

           $ 11.107          $ 11.158         $11.223           $11.303
             11.223            11.303           8.824             8.910

                  6                29              14               118
           --------          --------         -------           -------



                     2003                             2004
         ----------------------------      ---------------------------
           Standard        Breakpoint        Standard       Breakpoint
         ----------      ------------      ----------      -----------

          $ 8.118           $ 8.213         $10.426          $10.574
           10.426            10.574          11.559           11.754

              153             1,658             193            1,479
          -------           -------         -------          -------

          $ 1.606           $ 1.624         $ 2.251          $ 2.283
            2.251             2.283           2.695            2.740

              117               711             181              945
          -------           -------         -------          -------

          $ 4.697           $ 4.752         $ 5.715          $ 5.797
            5.715             5.797           6.224            6.329

              109               724             143            1,211
          -------           -------         -------          -------

          $ 2.831           $ 2.867         $ 2.822          $ 2.865
            2.822             2.865           2.818            2.868

              531               694             573              807
          -------           -------         -------          -------

          $ 4.209           $ 4.257         $ 5.495          $ 5.572
            5.495             5.572           6.131            6.233

              200             1,488             244            1,369
          -------           -------         -------          -------

          $ 8.374           $ 8.469         $11.108          $11.264
           11.108            11.264          13.501           13.725

               56               183              84              233
          -------           -------         -------          -------

          $ 0.601           $ 0.604         $ 0.809          $ 0.814
            0.809             0.814           1.043            1.053

              158                50             291              206
          -------           -------         -------          -------

          $ 7.320           $ 7.390         $ 9.281          $ 9.394
            9.281             9.394          10.687           10.844

               77                54              88               81
          -------           -------         -------          -------

          $ 7.054           $ 7.120         $ 9.434          $ 9.546
            9.434             9.546          11.112           11.273

               24                10              26               18
          -------           -------         -------          -------

          $ 0.746           $ 0.749         $ 0.874          $ 0.880
            0.874             0.880           0.927            0.935

              202                60             256              132
          -------           -------         -------          -------

          $ 6.609           $ 6.670         $ 8.385          $ 8.485
            8.385             8.485           9.181            9.313

              157               740             202              664
          -------           -------         -------          -------

          $ 8.824           $ 8.910         $12.792          $12.949
           12.792            12.949          14.914           15.134

               24                86              36              103
          -------           -------         -------          -------



* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity in the subaccounts through December 31.

Lincoln Life
Variable Annuity Account Q   (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the prospectus of the VAA dated May 1, 2005. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 99740, Portland, Maine 04104, or call 1-800-341-0441.




Table of Contents




Item                                                  Page
Special terms                                        B-2
Services                                             B-2
Principal underwriter                                B-2
Purchase of securities being offered                 B-2
Annuity payouts                                      B-2


Item                                                  Page
Determination of accumulation and annuity unit
value                                                B-3
Advertising and sales literature                     B-3
Other information                                    B-6
Financial statements                                 B-6


This SAI is not a prospectus.
The date of this SAI is May 1, 2005.


Special terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP, have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal underwriter

We serve as principal underwriter for the contracts, as described in the prospectus. We are not a member of the Securities Investor Protection Corporation. We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We offer the contracts through our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation, our affiliate and the principal underwriter for certain other contracts issued by us. We also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. We paid $275,035, $416,807, and $524,197 to Lincoln Sales Representatives and Selling Firms in 2002, 2003, and 2004, respectively, as sales compensation with respect to the contracts. We retained no underwriting commissions for the sale of the contracts.




Purchase of securities being offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and other deductions, any applicable account fee and/or surrender charge may be reduced or waived.


Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.




Annuity payouts

Variable annuity payouts

Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;

 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and

                                                                             B-2

 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.


We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.


At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of age, sex and survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of accumulation and annuity unit value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising and sales literature
As set forth in the prospectus, we may refer to the following indexes and organizations (and others) in our marketing materials:

A.M. Best's Rating System - is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which we intend to refer.


B-3

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

EAFE Index - is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.

FITCH - provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

Lehman Brothers Aggregate Bond Index - Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

Lehman Brothers Government/Corporate Bond Index - This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.

Lehman Brothers Government Intermediate Bond Index - Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government) with maturities between one and 9.99 years.

Lipper Variable Insurance Products Performance Analysis Service - is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Merrill Lynch High Yield Master Index - This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year.

Moody's - insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morgan Stanley Emerging Markets Free Index - A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley Pacific Basin (Ex-Japan) Index - An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

Morgan Stanley World Capital International World Index - A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morningstar - is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

Nareit Equity Reit Index - All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

NASDAQ-OTC Price Index - this index is based on the NASD Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of
100.00 on February 5, 1971.


Russell 1000 Index - Measures the performance of the 1,000 largest companies in the Russell 3000 Index. These 1,000 companies represent approximately 92% of the U.S. equity markets, as of June 2004.

Russell 2000 Index - Measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These 2,000 companies represents the small cap segment of the U. S. equity market, approximately 6%, as of June 2004.

Russell 3000 Index - Russell 3000 (Reg. TM) Index measures the performance of the 3,000 largest U.S. companies based on total stock value and represents 98% of the U.S. equity market. As of June 2004, the average firm's stock value in the index was $4.4 billion; the median was $822 million. The range of stock value was from $317.8 billion to $175.8 million.


Salomon Brothers 90 Day Treasury-Bill Index - Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.


                                                                             B-4

Salomon Brothers World Government Bond (Non US) Index - A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Standard & Poor's insurance claims - paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

Standard and Poor's Index (S&P 400) - Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.

Standard & Poor's 500 Index - A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

Standard and Poor's Utilities Index - The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.

VARDS (Variable Annuity Research and Data Service) - provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

In our advertisements and other sales literature for the VAA and the funds, we intend to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.


Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.


Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.


Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $116 billion and had consolidated revenues of $5.4 billion in 2004. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

Lincoln Life's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this SAI, Lincoln Life was serving over 14,500 employers and more than 1.1 million individuals.

Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2004 Lincoln Life had total assets of approximately $105.3 billion.


Sales literature may reference the Multi-Fund (Reg. TM) "Solutions" newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Multi-Fund (Reg. TM) Group annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.


B-5

Other information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable



Other information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial statements
Financial statements of the VAA and of Lincoln Life appear on the following pages.

Lincoln Life Variable Annuity Account Q

Statement of assets and liabilities

December 31, 2004

                                                                                                 Mortality &
                                                                                                 Expense
                                                        Contract                   Contract      Guarantee
                                                        Purchases                  Redemptions   Charges
                                                        Due from                   Due to        Payable To
                                                        The Lincoln                The Lincoln   The Lincoln
                                                        National Life              National Life National Life
                                                        Insurance                  Insurance     Insurance
Subaccount                                  Investments Company       Total Assets Company       Company       Net Assets
--------------------------------------------------------------------------------------------------------------------------
ABVPSF Growth and Income Class B            $    30,163   $      9    $    30,172     $   --         $  1      $    30,171
ABVPSF Growth Class B                           416,962      6,504        423,466         --           10          423,456
ABVPSF Technology Class B                       676,655     11,576        688,231         --           16          688,215
American Funds Global Growth Class 2            351,380        403        351,783         --            7          351,776
American Funds Growth Class 2                21,788,745    130,824     21,919,569         --          483       21,919,086
American Funds Growth-Income Class 2          4,879,056         --      4,879,056        993          101        4,877,962
American Funds International Class 2          4,817,103     24,837      4,841,940         --          106        4,841,834
Baron Capital Asset                           1,822,754      6,781      1,829,535         --           45        1,829,490
Delaware VIPT Diversified Income                140,403        122        140,525         --            3          140,522
Delaware VIPT Global Bond                       907,856         --        907,856      8,586           22          899,248
Delaware VIPT REIT                            4,469,008    103,300      4,572,308         --          104        4,572,204
Delaware VIPT Small Cap Value Service Class   2,806,939     20,627      2,827,566         --           67        2,827,499
Delaware VIPT Trend                           6,302,082     40,066      6,342,148         --          142        6,342,006
Delaware VIPT Value                           4,307,983     24,172      4,332,155         --           95        4,332,060
Fidelity VIP Contrafund Service Class         6,459,402     10,056      6,469,458         --          141        6,469,317
Fidelity VIP Growth Service Class             3,153,838     16,201      3,170,039         --           71        3,169,968
Janus Aspen Series Worldwide Growth           3,453,190     27,198      3,480,388         --           79        3,480,309
Lincoln VIPT Aggressive Growth                2,614,454      8,653      2,623,107         --           61        2,623,046
Lincoln VIPT Bond                             6,928,569    167,965      7,096,534         --          160        7,096,374
Lincoln VIPT Capital Appreciation             6,997,263     49,106      7,046,369         --          157        7,046,212
Lincoln VIPT Equity-Income                   12,665,598    106,333     12,771,931         --          282       12,771,649
Lincoln VIPT Global Asset Allocation          1,514,142     18,718      1,532,860         --           35        1,532,825
Lincoln VIPT Growth and Income               19,552,961     55,263     19,608,224         --          418       19,607,806
Lincoln VIPT International                    3,072,109      6,290      3,078,399         --           66        3,078,333
Lincoln VIPT Managed                          8,547,609      6,391      8,554,000         --          182        8,553,818
Lincoln VIPT Money Market                     3,927,939      3,783      3,931,722         --           92        3,931,630
Lincoln VIPT Social Awareness                 9,994,994     35,427     10,030,421         --          216       10,030,205
Lincoln VIPT Special Opportunities            4,309,103     14,398      4,323,501         --           96        4,323,405
MFS VIT Utilities                               519,135      1,988        521,123         --           13          521,110
NB AMT Mid-Cap Growth                         1,786,529     33,667      1,820,196         --           43        1,820,153
NB AMT Partners                                 453,430     36,157        489,587         --           11          489,576
Putnam VT Health Sciences Class IB              355,915      5,139        361,054         --            9          361,045
Scudder VIT Equity 500 Index                  8,015,608     23,805      8,039,413         --          178        8,039,235
Scudder VIT Small Cap Index                   2,092,940      3,137      2,096,077         --           47        2,096,030

See accompanying notes.

Lincoln Life Variable Annuity Account Q

Statement of operations

Year Ended December 31, 2004

                                            Dividends
                                            from       Mortality and     Net           Net Realized
                                            Investment Expense           Investment    Gain (Loss) on
Subaccount                                  Income     Guarantee Charges Income (Loss) Investments
-----------------------------------------------------------------------------------------------------
ABVPSF Growth and Income Class B             $     --      $     (62)      $     (62)   $       187
ABVPSF Growth Class B                              --         (3,070)         (3,070)         1,837
ABVPSF Technology Class B                          --         (4,973)         (4,973)        (6,257)
American Funds Global Growth Class 2               --           (590)           (590)           996
American Funds Growth Class 2                  34,038       (140,596)       (106,558)        38,346
American Funds Growth-Income Class 2           34,508        (12,533)         21,975            708
American Funds International Class 2           55,184        (27,546)         27,638        221,318
Baron Capital Asset                                --        (11,513)        (11,513)        56,552
Delaware VIPT Diversified Income                   --           (221)           (221)             1
Delaware VIPT Global Bond                      90,715         (6,839)         83,876         11,318
Delaware VIPT REIT                             56,214        (26,425)         29,789         40,729
Delaware VIPT Small Cap Value Service Class       305        (17,037)        (16,732)        23,090
Delaware VIPT Trend                                --        (46,110)        (46,110)        43,920
Delaware VIPT Value                            58,700        (30,675)         28,025        114,936
Fidelity VIP Contrafund Service Class          11,458        (41,696)        (30,238)        98,616
Fidelity VIP Growth Service Class               5,730        (26,910)        (21,180)      (184,450)
Janus Aspen Series Worldwide Growth            37,153        (32,431)          4,722       (422,046)
Lincoln VIPT Aggressive Growth                     --        (20,187)        (20,187)      (156,589)
Lincoln VIPT Bond                             271,123        (52,995)        218,128         21,490
Lincoln VIPT Capital Appreciation                  --        (59,628)        (59,628)      (767,241)
Lincoln VIPT Equity-Income                    128,270        (89,811)         38,459         67,860
Lincoln VIPT Global Asset Allocation           21,151        (10,077)         11,074         (1,927)
Lincoln VIPT Growth and Income                240,227       (146,939)         93,288     (1,009,447)
Lincoln VIPT International                     27,719        (18,328)          9,391        193,184
Lincoln VIPT Managed                          170,546        (54,236)        116,310        (24,978)
Lincoln VIPT Money Market                      33,937        (32,055)          1,882             --
Lincoln VIPT Social Awareness                  90,223        (74,845)         15,378       (431,619)
Lincoln VIPT Special Opportunities             43,838        (26,555)         17,283         40,423
MFS VIT Utilities                               3,087         (2,585)            502          4,182
NB AMT Mid-Cap Growth                              --        (13,320)        (13,320)        (7,372)
NB AMT Partners                                    51         (3,601)         (3,550)        10,703
Putnam VT Health Sciences Class IB                496         (2,752)         (2,256)           986
Scudder VIT Equity 500 Index                   88,410        (62,316)         26,094        (54,965)
Scudder VIT Small Cap Index                     8,031        (14,586)         (6,555)        50,156

See accompanying notes.

                                         Net Change in
       Dividends from                    Unrealized      Net Increase in
       Net Realized   Total Net Realized Appreciation or Net Assets
       Gain on        Gain (Loss) on     Depreciation on Resulting from
       Investments    Investments        Investments     Operations
       -----------------------------------------------------------------
          $     --       $       187       $    1,650      $    1,775
                --             1,837           45,719          44,486
                --            (6,257)          34,891          23,661
                --               996           26,792          27,198
                --            38,346        2,188,207       2,119,995
                --               708          333,669         356,352
                --           221,318          410,448         659,404
                --            56,552          265,064         310,103
                --                 1            4,757           4,537
            14,261            25,579          (13,759)         95,696
            58,246            98,975          791,486         920,250
            32,315            55,405          383,171         421,844
                --            43,920          643,629         641,439
                --           114,936          381,014         523,975
                --            98,616          704,843         773,221
                --          (184,450)         269,524          63,894
                --          (422,046)         540,069         122,745
                --          (156,589)         473,451         296,675
           183,334           204,824         (139,702)        283,250
                --          (767,241)       1,081,594         254,725
                --            67,860          903,231       1,009,550
                --            (1,927)         150,721         159,868
                --        (1,009,447)       2,893,905       1,977,746
                --           193,184          268,396         470,971
                --           (24,978)         574,001         665,333
                --                --               --           1,882
                --          (431,619)       1,509,293       1,093,052
                --            40,423          659,112         716,818
                --             4,182           86,222          90,906
                --            (7,372)         253,408         232,716
                --            10,703           62,840          69,993
                --               986           19,304          18,034
                --           (54,965)         721,410         692,539
                --            50,156          222,559         266,160

Lincoln Life Variable Annuity Account Q

Statements of changes in net assets

Years Ended December 31, 2003 and 2004

                                                                         ABVPSF Growth
                                                                         and Income    ABVPSF Growth ABVPSF Technology
                                                                         Class B       Class B       Class B
                                                                         Subaccount    Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                             $        --   $   115,062      $   160,998
Changes From Operations:
.. Net investment income (loss)                                                     --        (1,474)          (2,300)
.. Net realized gain (loss) on investments                                          --        (3,316)         (10,826)
.. Net change in unrealized appreciation or depreciation on investments             --        51,269          101,184
                                                                          -----------   -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    --        46,479           88,058
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                              --        97,597          185,217
..  Contract withdrawals                                                            --       (28,645)         (49,788)
                                                                          -----------   -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                      --        68,952          135,429
                                                                          -----------   -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            --       115,431          223,487
                                                                          -----------   -----------      -----------
NET ASSETS AT DECEMBER 31, 2003                                                    --       230,493          384,485
Changes From Operations:
.. Net investment income (loss)                                                    (62)       (3,070)          (4,973)
.. Net realized gain (loss) on investments                                         187         1,837           (6,257)
.. Net change in unrealized appreciation or depreciation on investments          1,650        45,719           34,891
                                                                          -----------   -----------      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            1,775        44,486           23,661
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                          35,906       216,139          417,101
..  Contract withdrawals                                                        (7,510)      (67,662)        (137,032)
                                                                          -----------   -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                  28,396       148,477          280,069
                                                                          -----------   -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        30,171       192,963          303,730
                                                                          -----------   -----------      -----------
NET ASSETS AT DECEMBER 31, 2004                                           $    30,171   $   423,456      $   688,215
                                                                          ===========   ===========      ===========

                                                                                       Fidelity VIP
                                                                         Delaware VIPT Contrafund    Fidelity VIP Growth
                                                                         Value         Service Class Service Class
                                                                         Subaccount    Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                             $ 2,945,559   $ 2,695,534      $ 3,003,817
Changes From Operations:
 Net investment income (loss)                                                  34,208       (14,902)         (17,389)
 Net realized gain (loss) on investments                                     (118,068)      (10,747)        (522,884)
 Net change in unrealized appreciation or depreciation on investments         871,643       860,520        1,337,021
                                                                          -----------   -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               787,783       834,871          796,748
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                       1,407,467     1,864,915          716,719
..  Contract withdrawals                                                    (1,142,812)   (1,131,206)        (977,455)
                                                                          -----------   -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                 264,655       733,709         (260,736)
                                                                          -----------   -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,052,438     1,568,580          536,012
                                                                          -----------   -----------      -----------
NET ASSETS AT DECEMBER 31, 2003                                             3,997,997     4,264,114        3,539,829
Changes From Operations:
.. Net investment income (loss)                                                 28,025       (30,238)         (21,180)
.. Net realized gain (loss) on investments                                     114,936        98,616         (184,450)
.. Net change in unrealized appreciation or depreciation on investments        381,014       704,843          269,524
                                                                          -----------   -----------      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          523,975       773,221           63,894
Change From Unit Transactions:
 Accumulation Units:
.. Contract purchases                                                        1,132,057     2,363,502          750,043
.. Contract withdrawals                                                     (1,321,969)     (931,520)      (1,183,798)
                                                                          -----------   -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                (189,912)    1,431,982         (433,755)
                                                                          -----------   -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       334,063     2,205,203         (369,861)
                                                                          -----------   -----------      -----------
NET ASSETS AT DECEMBER 31, 2004                                           $ 4,332,060   $ 6,469,317      $ 3,169,968
                                                                          ===========   ===========      ===========

                                                                         American Funds
                                                                         Global Growth
                                                                         Class 2
                                                                         Subaccount
-------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                               $        --
Changes From Operations:
.. Net investment income (loss)                                                       --
.. Net realized gain (loss) on investments                                            --
.. Net change in unrealized appreciation or depreciation on investments               --
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      --
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                                --
..  Contract withdrawals                                                              --
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                        --
                                                                            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              --
                                                                            -----------
NET ASSETS AT DECEMBER 31, 2003                                                      --
Changes From Operations:
.. Net investment income (loss)                                                     (590)
.. Net realized gain (loss) on investments                                           996
.. Net change in unrealized appreciation or depreciation on investments           26,792
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             27,198
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                           399,628
..  Contract withdrawals                                                         (75,050)
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                   324,578
                                                                            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         351,776
                                                                            -----------
NET ASSETS AT DECEMBER 31, 2004                                             $   351,776
                                                                            ===========


                                                                         Janus Aspen Series
                                                                         Worldwide Growth
                                                                         Subaccount
-------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                               $ 4,139,290
Changes From Operations:
 Net investment income (loss)                                                    12,232
 Net realized gain (loss) on investments                                     (1,056,246)
 Net change in unrealized appreciation or depreciation on investments         1,899,702
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 855,688
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                         1,617,822
..  Contract withdrawals                                                      (2,139,831)
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                  (522,009)
                                                                            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         333,679
                                                                            -----------
NET ASSETS AT DECEMBER 31, 2003                                               4,472,969
Changes From Operations:
.. Net investment income (loss)                                                    4,722
.. Net realized gain (loss) on investments                                      (422,046)
.. Net change in unrealized appreciation or depreciation on investments          540,069
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            122,745
Change From Unit Transactions:
 Accumulation Units:
.. Contract purchases                                                          1,090,233
.. Contract withdrawals                                                       (2,205,638)
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                (1,115,405)
                                                                            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (992,660)
                                                                            -----------
NET ASSETS AT DECEMBER 31, 2004                                             $ 3,480,309
                                                                            ===========

See accompanying notes.

                      American Funds American Funds
       American Funds Growth-Income  International                   Delaware VIPT      Delaware VIPT Delaware VIPT
       Growth Class 2 Class 2        Class 2        Baron Capital    Diversified Income Global Bond   REIT
       Subaccount     Subaccount     Subaccount     Asset Subaccount Subaccount         Subaccount    Subaccount
--------------------------------------------------------------------------------------------------------------------
        $ 7,440,784    $        --    $ 1,110,768     $   482,079        $       --      $   444,510   $   961,628
            (69,443)            --         11,759          (5,573)               --            3,530        18,953
           (178,626)            --       (143,425)         (1,925)               --           30,812        36,293
          3,400,264             --        596,030         168,414                --           75,572       391,360
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
          3,152,195             --        464,364         160,916                --          109,914       446,606
          4,658,435             --      3,965,796         392,796                --          576,714     1,947,628
         (1,304,127)            --     (3,340,981)       (167,874)               --         (376,423)   (1,151,138)
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
          3,354,308             --        624,815         224,922                --          200,291       796,490
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
          6,506,503             --      1,089,179         385,838                --          310,205     1,243,096
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
         13,947,287             --      2,199,947         867,917                --          754,715     2,204,724
           (106,558)        21,975         27,638         (11,513)             (221)          83,876        29,789
             38,346            708        221,318          56,552                 1           25,579        98,975
          2,188,207        333,669        410,448         265,064             4,757          (13,759)      791,486
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
          2,119,995        356,352        659,404         310,103             4,537           95,696       920,250
          8,184,962      4,630,404      4,746,095       1,223,041           136,894          366,535     2,134,913
         (2,333,158)      (108,794)    (2,763,612)       (571,571)             (909)        (317,698)     (687,683)
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
          5,851,804      4,521,610      1,982,483         651,470           135,985           48,837     1,447,230
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
          7,971,799      4,877,962      2,641,887         961,573           140,522          144,533     2,367,480
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
        $21,919,086    $ 4,877,962    $ 4,841,834     $ 1,829,490        $  140,522      $   899,248   $ 4,572,204
        ===========    ===========    ===========     ===========        ==========      ===========   ===========

       Lincoln VIPT                  Lincoln VIPT                    Lincoln VIPT       Lincoln VIPT
       Aggressive     Lincoln VIPT   Capital        Lincoln VIPT     Global Asset       Growth and    Lincoln VIPT
       Growth         Bond           Appreciation   Equity-Income    Allocation         Income        International
       Subaccount     Subaccount     Subaccount     Subaccount       Subaccount         Subaccount    Subaccount
--------------------------------------------------------------------------------------------------------------------
        $ 1,526,124    $ 4,608,324    $ 7,343,808     $ 5,489,771        $  693,318      $14,800,551   $ 1,273,364
            (15,530)       196,925        (59,525)         20,026            19,762           72,209        20,634
           (145,080)       155,666     (1,497,782)        (75,750)           (8,846)      (1,045,443)      (90,721)
            677,112        (22,069)     3,575,164       2,119,927           144,823        5,235,063       604,525
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
            516,502        330,522      2,017,857       2,064,203           155,739        4,261,829       534,438
            695,456      3,969,204      1,748,603       2,882,609           353,433        2,427,956     2,667,805
           (365,135)    (3,046,915)    (2,897,930)       (899,054)         (135,947)      (2,360,935)   (2,589,602)
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
            330,321        922,289     (1,149,327)      1,983,555           217,486           67,021        78,203
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
            846,823      1,252,811        868,530       4,047,758           373,225        4,328,850       612,641
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
          2,372,947      5,861,135      8,212,338       9,537,529         1,066,543       19,129,401     1,886,005
            (20,187)       218,128        (59,628)         38,459            11,074           93,288         9,391
           (156,589)       204,824       (767,241)         67,860            (1,927)      (1,009,447)      193,184
            473,451       (139,702)     1,081,594         903,231           150,721        2,893,905       268,396
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
            296,675        283,250        254,725       1,009,550           159,868        1,977,746       470,971
            640,611      2,905,829      1,634,602       3,703,222           492,385        2,740,264     3,593,800
           (687,187)    (1,953,840)    (3,055,453)     (1,478,652)         (185,971)      (4,239,605)   (2,872,443)
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
            (46,576)       951,989     (1,420,851)      2,224,570           306,414       (1,499,341)      721,357
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
            250,099      1,235,239     (1,166,126)      3,234,120           466,282          478,405     1,192,328
        -----------    -----------    -----------     -----------        ----------      -----------   -----------
        $ 2,623,046    $ 7,096,374    $ 7,046,212     $12,771,649        $1,532,825      $19,607,806   $ 3,078,333
        ===========    ===========    ===========     ===========        ==========      ===========   ===========

       Delaware VIPT
       Small Cap Value Delaware VIPT
       Service Class   Trend
       Subaccount      Subaccount
------------------------------------
         $  409,294    $  4,139,556
             (4,418)        (35,333)
              9,653        (263,547)
            216,001       1,548,811
         ----------    ------------
            221,236       1,249,931
            684,995         904,046
           (285,697)     (1,116,253)
         ----------    ------------
            399,298        (212,207)
         ----------    ------------
            620,534       1,037,724
         ----------    ------------
          1,029,828       5,177,280
            (16,732)        (46,110)
             55,405          43,920
            383,171         643,629
         ----------    ------------
            421,844         641,439
          1,767,780       1,565,743
           (391,953)     (1,042,456)
         ----------    ------------
          1,375,827         523,287
         ----------    ------------
          1,797,671       1,164,726
         ----------    ------------
         $2,827,499    $  6,342,006
         ==========    ============


       Lincoln VIPT    Lincoln VIPT
       Managed         Money Market
       Subaccount      Subaccount
------------------------------------
         $3,092,614    $  4,191,562
             57,290          (5,880)
            (58,566)             --
            752,444              --
         ----------    ------------
            751,168          (5,880)
          1,428,818       8,948,366
           (451,725)     (9,647,370)
         ----------    ------------
            977,093        (699,004)
         ----------    ------------
          1,728,261        (704,884)
         ----------    ------------
          4,820,875       3,486,678
            116,310           1,882
            (24,978)             --
            574,001              --
         ----------    ------------
            665,333           1,882
          3,695,136      11,985,456
           (627,526)    (11,542,386)
         ----------    ------------
          3,067,610         443,070
         ----------    ------------
          3,732,943         444,952
         ----------    ------------
         $8,553,818    $  3,931,630
         ==========    ============

Lincoln Life Variable Annuity Account Q

Years Ended December 31, 2003 and 2004

                                                                                          Lincoln VIPT
                                                                         Lincoln VIPT     Special       MFS VIT    NB AMT
                                                                         Social Awareness Opportunities Utilities  Mid-Cap Growth
                                                                         Subaccount       Subaccount    Subaccount Subaccount
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                              $ 6,985,484     $1,638,224    $ 47,226    $  676,727
Changes From Operations:
.. Net investment income (loss)                                                   9,462         12,501         994        (8,093)
.. Net realized gain (loss) on investments                                     (346,648)        (9,781)        (21)      (10,470)
.. Net change in unrealized appreciation or depreciation on investments       2,534,282        594,254      30,408       243,651
                                                                           -----------     ----------    --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,197,096        596,974      31,381       225,088
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                        1,184,050        708,541     117,597       446,716
..  Contract withdrawals                                                       (979,708)      (262,457)    (27,620)     (129,943)
                                                                           -----------     ----------    --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                  204,342        446,084      89,977       316,773
                                                                           -----------     ----------    --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      2,401,438      1,043,058     121,358       541,861
                                                                           -----------     ----------    --------    ----------
NET ASSETS AT DECEMBER 31, 2003                                              9,386,922      2,681,282     168,584     1,218,588
Changes From Operations:
.. Net investment income (loss)                                                  15,378         17,283         502       (13,320)
.. Net realized gain (loss) on investments                                     (431,619)        40,423       4,182        (7,372)
.. Net change in unrealized appreciation or depreciation on investments       1,509,293        659,112      86,222       253,408
                                                                           -----------     ----------    --------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         1,093,052        716,818      90,906       232,716
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                        2,083,983      1,306,742     305,450       615,582
..  Contract withdrawals                                                     (2,533,752)      (381,437)    (43,830)     (246,733)
                                                                           -----------     ----------    --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                 (449,769)       925,305     261,620       368,849
                                                                           -----------     ----------    --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        643,283      1,642,123     352,526       601,565
                                                                           -----------     ----------    --------    ----------
NET ASSETS AT DECEMBER 31, 2004                                            $10,030,205     $4,323,405    $521,110    $1,820,153
                                                                           ===========     ==========    ========    ==========

See accompanying notes.

                     Putnam VT
          NB AMT     Health Sciences Scudder VIT      Scudder VIT
          Partners   Class IB        Equity 500 Index Small Cap
          Subaccount Subaccount      Subaccount       Index Subaccount
          ------------------------------------------------------------
          $ 215,630     $ 71,610       $ 7,165,001       $1,175,221
             (2,363)        (743)           26,317              374
            (18,839)           9          (774,474)         (88,125)
             94,305       24,960         2,327,319          477,478
          ---------     --------       -----------       ----------
             73,103       24,226         1,579,162          389,727
            249,536      170,526         1,714,415          749,841
           (219,389)     (37,522)       (2,860,042)        (889,576)
          ---------     --------       -----------       ----------
             30,147      133,004        (1,145,627)        (139,735)
          ---------     --------       -----------       ----------
            103,250      157,230           433,535          249,992
          ---------     --------       -----------       ----------
            318,880      228,840         7,598,536        1,425,213
             (3,550)      (2,256)           26,094           (6,555)
             10,703          986           (54,965)          50,156
             62,840       19,304           721,410          222,559
          ---------     --------       -----------       ----------
             69,993       18,034           692,539          266,160
            183,287      178,082         1,927,943        1,015,217
            (82,584)     (63,911)       (2,179,783)        (610,560)
          ---------     --------       -----------       ----------
            100,703      114,171          (251,840)         404,657
          ---------     --------       -----------       ----------
            170,696      132,205           440,699          670,817
          ---------     --------       -----------       ----------
          $ 489,576     $361,045       $ 8,039,235       $2,096,030
          =========     ========       ===========       ==========

Lincoln Life Variable Annuity Account Q

Notes to financial statements

December 31, 2004

1. Accounting Policies and Account Information
The Variable Account: Lincoln Life Variable Annuity Account Q (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The operations of the Variable Account, which commenced on June 1, 1998, are part of the operations of the Company. The Variable Account consists of a Multi-Fund(R) Group Variable Annuity (GVA) product offering a mortality and expense guarantee reduction for accounts with a value greater than or equal to $5,000,000.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Accounts are divided into variable subaccounts, each of which is invested in shares of thirty-four mutual funds (the Funds) of eleven diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund (ABVPSF):
  ABVPSF Growth and Income Class B Fund
  ABVPSF Growth Class B Fund
  ABVPSF Technology Class B Fund

American Funds Insurance Series (American Funds):
  American Funds Global Growth Class 2 Fund
  American Funds Growth Class 2 Fund
  American Funds Growth-Income Class 2 Fund
  American Funds International Class 2 Fund

Baron Capital Funds Trust (Baron Capital):
  Baron Capital Asset Fund

Delaware VIP Trust (Delaware VIPT)*:
  Delaware VIPT Diversified Income Series
  Delaware VIPT Global Bond Series
  Delaware VIPT REIT Series
  Delaware VIPT Small Cap Value Service Class Series
  Delaware VIPT Trend Series
  Delaware VIPT Value Series

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Contrafund Service Class Portfolio
  Fidelity VIP Growth Service Class Portfolio

Janus Aspen Series:
  Janus Aspen Series Worldwide Growth Portfolio

Lincoln Variable Insurance Products Trust
(Lincoln VIPT)*:
  Lincoln VIPT Aggressive Growth Fund
  Lincoln VIPT Bond Fund
  Lincoln VIPT Capital Appreciation Fund
  Lincoln VIPT Equity-Income Fund
  Lincoln VIPT Global Asset Allocation Fund
  Lincoln VIPT Growth and Income Fund
  Lincoln VIPT International Fund
  Lincoln VIPT Managed Fund
  Lincoln VIPT Money Market Fund
  Lincoln VIPT Social Awareness Fund
  Lincoln VIPT Special Opportunities Fund

MFS Variable Insurance Trust (MFS VIT):
  MFS VIT Utilities Series

Neuberger Berman Advisors Management Trust
(NB AMT):
  NB AMT Mid-Cap Growth Fund
  NB AMT Partners Fund

Putnam Variable Trust (Putnam VT):
  Putnam VT Health Sciences Class IB Fund

Scudder VIT Funds (Scudder VIT):
  Scudder VIT Equity 500 Index Fund
  Scudder VIT Small Cap Index Fund

* Denotes an affiliate of The Lincoln National Life Insurance Company.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2004, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Lincoln Life Variable Annuity Account Q

2. Mortality and Expense Guarantees and Other
Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows:

..  Multi-Fund(R) GVA with account value greater than or equal to $5,000,000 at a daily rate of .0020547945% (.750% on an annual basis).
.. Multi-Fund(R) GVA with account value less than $5,000,000 at a daily rate of .00274525% (1.002% on an annual basis).

No amounts were retained by the Company for total or partial withdrawals of account balances. The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Account.

Lincoln Life Variable Annuity Account Q

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2004 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                         Unit Value Unit Value                                    Investment
                                            Commencement Beginning  End of     Units                   Total      Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets  Return(2)  Ratio(3)
----------------------------------------------------------------------------------------------------------------------------
ABVPSF Growth and Income Class B                                                                                       --
  Multi-Fund(R) GVA (.75% Fee Rate)           6/18/04      $10.35     $11.15        1,661  $    18,519      7.73%
  Multi-Fund(R) GVA (1.002% Fee Rate)         6/24/04       10.34      11.13        1,047       11,652      7.65%
ABVPSF Growth Class B                                                                                                  --
  Multi-Fund(R) GVA (.75% Fee Rate)                          6.26       7.11       25,600      182,066     13.67%
  Multi-Fund(R) GVA (1.002% Fee Rate)                        6.20       7.03       34,346      241,390     13.39%
ABVPSF Technology Class B                                                                                              --
  Multi-Fund(R) GVA (.75% Fee Rate)                          4.50       4.70       77,603      364,448      4.30%
  Multi-Fund(R) GVA (1.002% Fee Rate)                        4.46       4.64       69,745      323,767      4.04%
American Funds Global Growth Class 2                                                                                   --
  Multi-Fund(R) GVA (.75% Fee Rate)           6/18/04       10.24      11.33       30,537      345,905     10.57%
  Multi-Fund(R) GVA (1.002% Fee Rate)          7/2/04       10.29      11.31          519        5,871      9.89%
American Funds Growth Class 2                                                                                        0.20%
  Multi-Fund(R) GVA (.75% Fee Rate)                          7.92       8.84    1,907,936   16,870,691     11.66%
  Multi-Fund(R) GVA (1.002% Fee Rate)                        7.85       8.74      577,626    5,048,395     11.38%
American Funds Growth-Income Class 2                                                                                 1.24%
  Multi-Fund(R) GVA (.75% Fee Rate)           5/25/04       10.15      10.99      431,387    4,742,774      8.33%
  Multi-Fund(R) GVA (1.002% Fee Rate)         6/16/04       10.32      10.98       12,315      135,188      6.41%
American Funds International Class 2                                                                                 1.61%
  Multi-Fund(R) GVA (.75% Fee Rate)                          7.28       8.63      440,671    3,801,576     18.43%
  Multi-Fund(R) GVA (1.002% Fee Rate)                        7.22       8.53      122,009    1,040,258     18.13%
Baron Capital Asset                                                                                                    --
  Multi-Fund(R) GVA (.75% Fee Rate)                         13.60      16.96       42,314      717,682     24.70%
  Multi-Fund(R) GVA (1.002% Fee Rate)                       13.44      16.72       66,502    1,111,808     24.39%
Delaware VIPT Diversified Income                                                                                       --
  Multi-Fund(R) GVA (.75% Fee Rate)            7/2/04       10.19      10.95       10,169      111,366      7.48%
  Multi-Fund(R) GVA (1.002% Fee Rate)         6/29/04       10.09      10.94        2,666       29,156      8.33%
Delaware VIPT Global Bond                                                                                           11.76%
  Multi-Fund(R) GVA (.75% Fee Rate)                          1.66       1.87      212,420      396,406     12.16%
  Multi-Fund(R) GVA (1.002% Fee Rate)                        1.64       1.84      274,022      502,842     11.88%
Delaware VIPT REIT                                                                                                   1.79%
  Multi-Fund(R) GVA (.75% Fee Rate)                         17.41      22.70      125,513    2,849,097     30.40%
  Multi-Fund(R) GVA (1.002% Fee Rate)                       17.25      22.43       76,814    1,723,107     30.07%
Delaware VIPT Small Cap Value Service Class                                                                          0.02%
  Multi-Fund(R) GVA (.75% Fee Rate)                          1.35       1.62      895,033    1,450,629     20.25%
  Multi-Fund(R) GVA (1.002% Fee Rate)                        1.34       1.61      857,365    1,376,870     19.95%
Delaware VIPT Trend                                                                                                    --
  Multi-Fund(R) GVA (.75% Fee Rate)                          1.92       2.14    2,121,483    4,548,765     11.76%
  Multi-Fund(R) GVA (1.002% Fee Rate)                        1.89       2.11      850,277    1,793,241     11.48%
Delaware VIPT Value                                                                                                  1.52%
  Multi-Fund(R) GVA (.75% Fee Rate)                          1.68       1.92    1,797,540    3,449,801     14.07%
  Multi-Fund(R) GVA (1.002% Fee Rate)                        1.66       1.89      467,198      882,259     13.79%
Fidelity VIP Contrafund Service Class                                                                                0.22%
  Multi-Fund(R) GVA (.75% Fee Rate)                         10.47      11.98      442,150    5,298,599     14.48%
  Multi-Fund(R) GVA (1.002% Fee Rate)                       10.35      11.81       99,091    1,170,718     14.19%
Fidelity VIP Growth Service Class                                                                                    0.17%
  Multi-Fund(R) GVA (.75% Fee Rate)                          8.16       8.37      280,850    2,349,619      2.49%
  Multi-Fund(R) GVA (1.002% Fee Rate)                        8.07       8.25       99,492      820,349      2.23%
Janus Aspen Series Worldwide Growth                                                                                  0.94%
  Multi-Fund(R) GVA (.75% Fee Rate)                          8.84       9.20      243,424    2,239,000      4.00%
  Multi-Fund(R) GVA (1.002% Fee Rate)                        8.74       9.06      136,938    1,241,309      3.73%
Lincoln VIPT Aggressive Growth                                                                                         --
  Multi-Fund(R) GVA (.75% Fee Rate)                          1.29       1.46    1,108,132    1,616,635     12.82%
  Multi-Fund(R) GVA (1.002% Fee Rate)                        1.28       1.43      701,425    1,006,411     12.53%
Lincoln VIPT Bond                                                                                                    4.29%
  Multi-Fund(R) GVA (.75% Fee Rate)                          6.71       7.01      646,046    4,528,164      4.52%
  Multi-Fund(R) GVA (1.002% Fee Rate)                        6.61       6.89      372,643    2,568,210      4.25%

Lincoln Life Variable Annuity Account Q

                                       Unit Value Unit Value                                     Investment
                                       Beginning  End of     Units                   Total       Income
Subaccount                             of Period  Period     Outstanding Net Assets  Return(2)   Ratio(3)
-----------------------------------------------------------------------------------------------------------
Lincoln VIPT Capital Appreciation                                                                     --
  Multi-Fund(R) GVA (.75% Fee Rate)      $ 2.18     $ 2.28    2,285,680  $ 5,203,488      4.50%
  Multi-Fund(R) GVA (1.002% Fee Rate)      2.15       2.24      822,921    1,842,724      4.23%
Lincoln VIPT Equity-Income                                                                          1.15%
  Multi-Fund(R) GVA (.75% Fee Rate)        2.81       3.06    3,162,390    9,692,376      8.95%
  Multi-Fund(R) GVA (1.002% Fee Rate)      2.77       3.01    1,021,395    3,079,273      8.67%
Lincoln VIPT Global Asset Allocation                                                                1.76%
  Multi-Fund(R) GVA (.75% Fee Rate)        3.03       3.42      285,557      976,203     12.69%
  Multi-Fund(R) GVA (1.002% Fee Rate)      2.99       3.36      165,571      556,622     12.41%
Lincoln VIPT Growth and Income                                                                      1.27%
  Multi-Fund(R) GVA (.75% Fee Rate)       10.57      11.75    1,478,708   17,380,587     11.15%
  Multi-Fund(R) GVA (1.002% Fee Rate)     10.43      11.56      192,675    2,227,219     10.87%
Lincoln VIPT International                                                                          1.19%
  Multi-Fund(R) GVA (.75% Fee Rate)        2.28       2.74      945,141    2,589,696     20.03%
  Multi-Fund(R) GVA (1.002% Fee Rate)      2.25       2.70      181,288      488,637     19.73%
Lincoln VIPT Managed                                                                                2.44%
  Multi-Fund(R) GVA (.75% Fee Rate)        5.80       6.33    1,210,816    7,662,805      9.18%
  Multi-Fund(R) GVA (1.002% Fee Rate)      5.72       6.22      143,152      891,013      8.90%
Lincoln VIPT Money Market                                                                           0.90%
  Multi-Fund(R) GVA (.75% Fee Rate)        2.86       2.87      807,355    2,315,627      0.13%
  Multi-Fund(R) GVA (1.002% Fee Rate)      2.82       2.82      573,424    1,616,003     (0.13)%
Lincoln VIPT Social Awareness                                                                       0.94%
  Multi-Fund(R) GVA (.75% Fee Rate)        5.57       6.23    1,369,287    8,534,184     11.86%
  Multi-Fund(R) GVA (1.002% Fee Rate)      5.49       6.13      244,016    1,496,021     11.58%
Lincoln VIPT Special Opportunities                                                                  1.34%
  Multi-Fund(R) GVA (.75% Fee Rate)       11.26      13.72      232,838    3,195,663     21.85%
  Multi-Fund(R) GVA (1.002% Fee Rate)     11.11      13.50       83,532    1,127,742     21.54%
MFS VIT Utilities                                                                                   1.09%
  Multi-Fund(R) GVA (.75% Fee Rate)        0.81       1.05      206,257      217,086     29.23%
  Multi-Fund(R) GVA (1.002% Fee Rate)      0.81       1.04      291,498      304,024     28.90%
NB AMT Mid-Cap Growth                                                                                 --
  Multi-Fund(R) GVA (.75% Fee Rate)        9.39      10.84       81,202      880,559     15.44%
  Multi-Fund(R) GVA (1.002% Fee Rate)      9.28      10.69       87,917      939,594     15.15%
NB AMT Partners                                                                                     0.01%
  Multi-Fund(R) GVA (.75% Fee Rate)        9.55      11.27       17,755      200,150     18.09%
  Multi-Fund(R) GVA (1.002% Fee Rate)      9.43      11.11       26,046      289,426     17.79%
Putnam VT Health Sciences Class IB                                                                  0.17%
  Multi-Fund(R) GVA (.75% Fee Rate)        0.88       0.94      131,879      123,364      6.32%
  Multi-Fund(R) GVA (1.002% Fee Rate)      0.87       0.93      256,419      237,681      6.06%
Scudder VIT Equity 500 Index                                                                        1.13%
  Multi-Fund(R) GVA (.75% Fee Rate)        8.48       9.31      663,909    6,183,167      9.77%
  Multi-Fund(R) GVA (1.002% Fee Rate)      8.39       9.18      202,161    1,856,068      9.49%
Scudder VIT Small Cap Index                                                                         0.44%
  Multi-Fund(R) GVA (.75% Fee Rate)       12.95      15.13      102,977    1,558,455     16.88%
  Multi-Fund(R) GVA (1.002% Fee Rate)     12.79      14.91       36,046      537,575     16.58%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement dates noted.
(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Variable Annuity Account Q

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year ended December 31, 2003 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                            Unit Value Unit Value                                   Investment
                                            Beginning  End of     Units                   Total     Income
Subaccount                                  of Period  Period     Outstanding Net Assets  Return(1) Ratio(2)
--------------------------------------------------------------------------------------------------------------
ABVPSF Growth Class B                                                                                    --
  Multi-Fund(R) GVA (.75% Fee Rate)           $ 4.68     $ 6.26       11,559  $    72,319   33.70%
  Multi-Fund(R) GVA (1.002% Fee Rate)           4.65       6.20       25,519      158,174   33.36%
ABVPSF Technology Class B                                                                                --
  Multi-Fund(R) GVA (.75% Fee Rate)             3.15       4.50       31,301      140,938   42.72%
  Multi-Fund(R) GVA (1.002% Fee Rate)           3.13       4.46       54,583      243,547   42.36%
American Funds Growth Class 2                                                                          0.13%
  Multi-Fund(R) GVA (.75% Fee Rate)             5.83       7.92    1,345,789   10,657,681   35.79%
  Multi-Fund(R) GVA (1.002% Fee Rate)           5.79       7.85      419,205    3,289,606   35.44%
American Funds International Class 2                                                                   1.63%
  Multi-Fund(R) GVA (.75% Fee Rate)             5.44       7.28      219,237    1,597,027   33.85%
  Multi-Fund(R) GVA (1.002% Fee Rate)           5.41       7.22       83,535      602,920   33.51%
Baron Capital Asset                                                                                      --
  Multi-Fund(R) GVA (.75% Fee Rate)            10.54      13.60       20,932      284,695   29.04%
  Multi-Fund(R) GVA (1.002% Fee Rate)          10.44      13.44       43,392      583,222   28.72%
Delaware VIPT Global Bond                                                                              1.39%
  Multi-Fund(R) GVA (.75% Fee Rate)             1.39       1.66      238,479      396,794   19.47%
  Multi-Fund(R) GVA (1.002% Fee Rate)           1.38       1.64      218,210      357,921   19.17%
Delaware VIPT Value                                                                                    1.84%
  Multi-Fund(R) GVA (.75% Fee Rate)             1.32       1.68    2,030,892    3,416,805   27.34%
  Multi-Fund(R) GVA (1.002% Fee Rate)           1.31       1.66      350,197      581,192   27.02%
Delaware VIPT REIT                                                                                     2.12%
  Multi-Fund(R) GVA (.75% Fee Rate)            13.09      17.41       80,134    1,394,981   33.02%
  Multi-Fund(R) GVA (1.002% Fee Rate)          13.00      17.25       46,952      809,743   32.69%
Delaware VIPT Small Cap Value Service Class                                                            0.20%
  Multi-Fund(R) GVA (.75% Fee Rate)             0.96       1.35      274,126      369,461   40.61%
  Multi-Fund(R) GVA (1.002% Fee Rate)           0.95       1.34      493,252      660,367   40.25%
Delaware VIPT Trend                                                                                      --
  Multi-Fund(R) GVA (.75% Fee Rate)             1.43       1.92    2,031,115    3,896,602   34.09%
  Multi-Fund(R) GVA (1.002% Fee Rate)           1.41       1.89      676,970    1,280,678   33.75%
Fidelity VIP Contrafund Service Class                                                                  0.33%
  Multi-Fund(R) GVA (.75% Fee Rate)             8.22      10.47      334,270    3,499,191   27.39%
  Multi-Fund(R) GVA (1.002% Fee Rate)           8.14      10.35       73,931      764,923   27.07%
Fidelity VIP Growth Service Class                                                                      0.22%
  Multi-Fund(R) GVA (.75% Fee Rate)             6.19       8.16      353,452    2,885,124   31.79%
  Multi-Fund(R) GVA (1.002% Fee Rate)           6.14       8.07       81,176      654,705   31.46%
Janus Aspen Series Worldwide Growth                                                                    1.10%
  Multi-Fund(R) GVA (.75% Fee Rate)             7.19       8.84      377,379    3,337,706   23.06%
  Multi-Fund(R) GVA (1.002% Fee Rate)           7.12       8.74      129,916    1,135,263   22.76%
Lincoln VIPT Aggressive Growth                                                                           --
  Multi-Fund(R) GVA (.75% Fee Rate)             0.98       1.29    1,214,418    1,570,437   31.63%
  Multi-Fund(R) GVA (1.002% Fee Rate)           0.97       1.28      629,406      802,510   31.30%
Lincoln VIPT Bond                                                                                      4.44%
  Multi-Fund(R) GVA (.75% Fee Rate)             6.30       6.71      585,732    3,928,051    6.48%
  Multi-Fund(R) GVA (1.002% Fee Rate)           6.22       6.61      292,415    1,933,084    6.21%
Lincoln VIPT Capital Appreciation                                                                        --
  Multi-Fund(R) GVA (.75% Fee Rate)             1.66       2.18    2,969,008    6,468,357   31.47%
  Multi-Fund(R) GVA (1.002% Fee Rate)           1.64       2.15      811,786    1,743,981   31.14%
Lincoln VIPT Equity-Income                                                                             1.09%
  Multi-Fund(R) GVA (.75% Fee Rate)             2.14       2.81    2,589,437    7,284,610   31.35%
  Multi-Fund(R) GVA (1.002% Fee Rate)           2.12       2.77      812,103    2,252,919   31.02%
Lincoln VIPT Global Asset Allocation                                                                   3.17%
  Multi-Fund(R) GVA (.75% Fee Rate)             2.54       3.03      233,631      708,751   19.50%
  Multi-Fund(R) GVA (1.002% Fee Rate)           2.51       2.99      119,635      357,792   19.20%
Lincoln VIPT Growth and Income                                                                         1.21%
  Multi-Fund(R) GVA (.75% Fee Rate)             8.21      10.57    1,658,220   17,534,707   28.75%
  Multi-Fund(R) GVA (1.002% Fee Rate)           8.12      10.43      152,958    1,594,694   28.42%

Lincoln Life Variable Annuity Account Q

                                       Unit Value Unit Value                                  Investment
                                       Beginning  End of     Units                  Total     Income
Subaccount                             of Period  Period     Outstanding Net Assets Return(1) Ratio(2)
--------------------------------------------------------------------------------------------------------
Lincoln VIPT International                                                                       2.17%
  Multi-Fund(R) GVA (.75% Fee Rate)      $1.62      $ 2.28      711,010  $1,623,046   40.56%
  Multi-Fund(R) GVA (1.002% Fee Rate)     1.61        2.25      116,809     262,959   40.21%
Lincoln VIPT Managed                                                                             2.33%
  Multi-Fund(R) GVA (.75% Fee Rate)       4.75        5.80      724,477   4,199,518   21.98%
  Multi-Fund(R) GVA (1.002% Fee Rate)     4.70        5.72      108,717     621,357   21.67%
Lincoln VIPT Money Market                                                                        0.69%
  Multi-Fund(R) GVA (.75% Fee Rate)       2.87        2.86      693,982   1,987,968   (0.07)%
  Multi-Fund(R) GVA (1.002% Fee Rate)     2.83        2.82      531,129   1,498,710   (0.32)%
Lincoln VIPT Social Awareness                                                                    0.89%
  Multi-Fund(R) GVA (.75% Fee Rate)       4.26        5.57    1,487,736   8,289,360   30.88%
  Multi-Fund(R) GVA (1.002% Fee Rate)     4.21        5.49      199,751   1,097,562   30.55%
Lincoln VIPT Special Opportunities                                                               1.43%
  Multi-Fund(R) GVA (.75% Fee Rate)       8.47       11.26      182,851   2,059,633   33.00%
  Multi-Fund(R) GVA (1.002% Fee Rate)     8.37       11.11       55,964     621,649   32.65%
MFS VIT Utilities                                                                                1.96%
  Multi-Fund(R) GVA (.75% Fee Rate)       0.60        0.81       49,540      40,349   34.88%
  Multi-Fund(R) GVA (1.002% Fee Rate)     0.60        0.81      158,482     128,235   34.54%
NB AMT Mid-Cap Growth                                                                              --
  Multi-Fund(R) GVA (.75% Fee Rate)       7.39        9.39       53,668     504,138   27.11%
  Multi-Fund(R) GVA (1.002% Fee Rate)     7.32        9.28       76,977     714,450   26.80%
NB AMT Partners                                                                                    --
  Multi-Fund(R) GVA (.75% Fee Rate)       7.12        9.55        9,877      94,287   34.08%
  Multi-Fund(R) GVA (1.002% Fee Rate)     7.05        9.43       23,806     224,593   33.74%
Putnam VT Health Sciences Class IB                                                               0.39%
  Multi-Fund(R) GVA (.75% Fee Rate)       0.75        0.88       59,620      52,454   17.50%
  Multi-Fund(R) GVA (1.002% Fee Rate)     0.75        0.87      201,810     176,386   17.21%
Scudder VIT Equity 500 Index                                                                     1.17%
  Multi-Fund(R) GVA (.75% Fee Rate)       6.67        8.48      740,329   6,281,437   27.20%
  Multi-Fund(R) GVA (1.002% Fee Rate)     6.61        8.39      157,071   1,317,099   26.88%
Scudder VIT Small Cap Index                                                                      0.83%
  Multi-Fund(R) GVA (.75% Fee Rate)       8.91       12.95       86,466   1,119,612   45.33%
  Multi-Fund(R) GVA (1.002% Fee Rate)     8.82       12.79       23,890     305,601   44.97%

(1) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Variable Annuity Account Q

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                            Unit Value Unit Value                                   Investment
                                            Beginning  End of     Units                   Total     Income
Subaccount                                  of Period  Period     Outstanding Net Assets  Return(1) Ratio(2)
--------------------------------------------------------------------------------------------------------------
American Funds Growth Class 2                                                                          0.04%
  Multi-Fund(R) GVA (.75% Fee Rate)           $ 7.78     $ 5.83      984,349  $ 5,740,925  (25.02)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           7.75       5.79      293,397    1,699,859  (25.21)%
American Funds International Class 2                                                                   1.51%
  Multi-Fund(R) GVA (.75% Fee Rate)             6.44       5.44      144,960      788,941  (15.48)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           6.41       5.41       59,530      321,827  (15.69)%
ABVPSF Growth Class B                                                                                    --
  Multi-Fund(R) GVA (.75% Fee Rate)             6.57       4.68        8,445       39,518  (28.80)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           6.54       4.65       16,253       75,544  (28.98)%
ABVPSF Technology Class B                                                                                --
  Multi-Fund(R) GVA (.75% Fee Rate)             5.46       3.15       18,784       59,263  (42.24)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           5.44       3.13       32,458      101,735  (42.39)%
Baron Capital Asset                                                                                      --
  Multi-Fund(R) GVA (.75% Fee Rate)            12.38      10.54       17,770      187,302  (14.84)%
  Multi-Fund(R) GVA (1.002% Fee Rate)          12.29      10.44       28,229      294,777  (15.05)%
Delaware VIPT Global Bond                                                                              0.23%
  Multi-Fund(R) GVA (.75% Fee Rate)             1.12       1.39      198,502      276,478   24.16%
  Multi-Fund(R) GVA (1.002% Fee Rate)           1.11       1.38      122,076      168,032   23.84%
Delaware VIPT Value                                                                                    1.22%
  Multi-Fund(R) GVA (.75% Fee Rate)             1.64       1.32    2,035,545    2,689,454  (19.28)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           1.62       1.31      196,006      256,105  (19.49)%
Delaware VIPT REIT                                                                                     1.85%
  Multi-Fund(R) GVA (.75% Fee Rate)            12.61      13.09       43,914      574,681    3.74%
  Multi-Fund(R) GVA (1.002% Fee Rate)          12.56      13.00       29,771      386,947    3.48%
Delaware VIPT Small Cap Value Service Class                                                            0.18%
  Multi-Fund(R) GVA (.75% Fee Rate)             1.02       0.96      141,860      135,988   (6.43)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           1.02       0.95      286,316      273,306   (6.67)%
Delaware VIPT Trend                                                                                      --
  Multi-Fund(R) GVA (.75% Fee Rate)             1.80       1.43    2,346,528    3,357,205  (20.54)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           1.78       1.41      553,143      782,351  (20.74)%
Fidelity VIP Contrafund Service Class                                                                  0.61%
  Multi-Fund(R) GVA (.75% Fee Rate)             9.14       8.22      286,825    2,356,885  (10.10)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           9.08       8.14       41,593      338,649  (10.33)%
Fidelity VIP Growth Service Class                                                                      0.14%
  Multi-Fund(R) GVA (.75% Fee Rate)             8.94       6.19      427,348    2,646,870  (30.72)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           8.88       6.14       58,181      356,947  (30.90)%
Janus Aspen Series Worldwide Growth                                                                    0.93%
  Multi-Fund(R) GVA (.75% Fee Rate)             9.72       7.19      470,650    3,382,477  (26.06)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           9.65       7.12      106,316      756,813  (26.25)%
Lincoln VIPT Aggressive Growth                                                                           --
  Multi-Fund(R) GVA (.75% Fee Rate)             1.42       0.98    1,103,550    1,084,150  (30.74)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           1.41       0.97      455,134      441,974  (30.92)%
Lincoln VIPT Bond                                                                                      5.08%
  Multi-Fund(R) GVA (.75% Fee Rate)             5.76       6.30      536,472    3,378,736    9.33%
  Multi-Fund(R) GVA (1.002% Fee Rate)           5.71       6.22      197,553    1,229,588    9.06%
Lincoln VIPT Capital Appreciation                                                                        --
  Multi-Fund(R) GVA (.75% Fee Rate)             2.29       1.66    3,784,118    6,270,792  (27.51)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           2.27       1.64      654,996    1,073,016  (27.69)%
Lincoln VIPT Equity-Income                                                                             1.27%
  Multi-Fund(R) GVA (.75% Fee Rate)             2.56       2.14    2,004,509    4,293,047  (16.30)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           2.54       2.12      565,210    1,196,724  (16.51)%
Lincoln VIPT Global Asset Allocation                                                                   1.59%
  Multi-Fund(R) GVA (.75% Fee Rate)             2.91       2.54      212,865      540,351  (12.64)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           2.88       2.51       60,969      152,967  (12.87)%
Lincoln VIPT Growth and Income                                                                         1.07%
  Multi-Fund(R) GVA (.75% Fee Rate)            10.62       8.21    1,683,967   13,831,079  (22.63)%
  Multi-Fund(R) GVA (1.002% Fee Rate)          10.52       8.12      119,418      969,472  (22.83)%

Lincoln Life Variable Annuity Account Q

                                       Unit Value Unit Value                                  Investment
                                       Beginning  End of     Units                  Total     Income
Subaccount                             of Period  Period     Outstanding Net Assets Return(1) Ratio(2)
--------------------------------------------------------------------------------------------------------
Lincoln VIPT International                                                                       1.36%
  Multi-Fund(R) GVA (.75% Fee Rate)      $ 1.83     $1.62       711,790  $1,155,962  (11.44)%
  Multi-Fund(R) GVA (1.002% Fee Rate)      1.82      1.61        73,119     117,402  (11.66)%
Lincoln VIPT Managed                                                                             3.29%
  Multi-Fund(R) GVA (.75% Fee Rate)        5.38      4.75       588,859   2,798,290  (11.72)%
  Multi-Fund(R) GVA (1.002% Fee Rate)      5.33      4.70        62,659     294,324  (11.94)%
Lincoln VIPT Money Market                                                                        1.42%
  Multi-Fund(R) GVA (.75% Fee Rate)        2.85      2.87     1,055,889   3,026,850    0.65%
  Multi-Fund(R) GVA (1.002% Fee Rate)      2.82      2.83       411,432   1,164,712    0.40%
Lincoln VIPT Social Awareness                                                                    0.94%
  Multi-Fund(R) GVA (.75% Fee Rate)        5.51      4.26     1,493,193   6,356,968  (22.70)%
  Multi-Fund(R) GVA (1.002% Fee Rate)      5.46      4.21       149,329     628,516  (22.90)%
Lincoln VIPT Special Opportunities                                                               1.45%
  Multi-Fund(R) GVA (.75% Fee Rate)        9.67      8.47       160,772   1,361,647  (12.38)%
  Multi-Fund(R) GVA (1.002% Fee Rate)      9.58      8.37        33,027     276,577  (12.60)%
MFS VIT Utilities                                                                                2.04%
  Multi-Fund(R) GVA (.75% Fee Rate)        0.79      0.60        10,174       6,143  (23.33)%
  Multi-Fund(R) GVA (1.002% Fee Rate)      0.79      0.60        68,312      41,083  (23.53)%
NB AMT Mid-Cap Growth                                                                              --
  Multi-Fund(R) GVA (.75% Fee Rate)       10.54      7.39        40,226     297,266  (29.87)%
  Multi-Fund(R) GVA (1.002% Fee Rate)     10.46      7.32        51,840     379,461  (30.04)%
NB AMT Partners                                                                                  0.44%
  Multi-Fund(R) GVA (.75% Fee Rate)        9.46      7.12        14,442     102,825  (24.71)%
  Multi-Fund(R) GVA (1.002% Fee Rate)      9.39      7.05        15,991     112,805  (24.90)%
Putnam VT Health Sciences Class IB                                                                 --
  Multi-Fund(R) GVA (.75% Fee Rate)        0.95      0.75        19,874      14,880  (20.94)%
  Multi-Fund(R) GVA (1.002% Fee Rate)      0.95      0.75        76,076      56,730  (21.14)%
Scudder VIT Equity 500 Index                                                                     1.13%
  Multi-Fund(R) GVA (.75% Fee Rate)        8.65      6.67       979,003   6,530,272  (22.90)%
  Multi-Fund(R) GVA (1.002% Fee Rate)      8.59      6.61        96,041     634,729  (23.09)%
Scudder VIT Small Cap Index                                                                      0.90%
  Multi-Fund(R) GVA (.75% Fee Rate)       11.30      8.91       118,474   1,055,557  (21.18)%
  Multi-Fund(R) GVA (1.002% Fee Rate)     11.22      8.82        13,561     119,664  (21.38)%

(1) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Variable Annuity Account Q

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                            Unit Value Unit Value                                   Investment
                                            Beginning  End of     Units                   Total     Income
Subaccount                                  of Period  Period     Outstanding Net Assets  Return(2) Ratio(3)
--------------------------------------------------------------------------------------------------------------
American Funds Growth Class 2                                                                          0.46%
  Multi-Fund(R) GVA (.75% Fee Rate)           $ 9.57     $ 7.78      493,678  $ 3,839,953  (18.76)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           9.56       7.75      161,584    1,251,702  (18.97)%
American Funds International Class 2                                                                   0.93%
  Multi-Fund(R) GVA (.75% Fee Rate)             8.10       6.44      119,736      771,007  (20.49)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           8.08       6.41       23,711      152,045  (20.69)%
ABVPSF Growth Class B                                                                                  0.20%
  Multi-Fund(R) GVA (.75% Fee Rate)             8.67       6.57        5,327       35,011  (24.22)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           8.66       6.54        9,470       61,979  (24.41)%
ABVPSF Technology Class B                                                                                --
  Multi-Fund(R) GVA (.75% Fee Rate)             7.38       5.46       11,618       63,465  (26.01)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           7.37       5.44       18,512      100,714  (26.20)%
Baron Capital Asset                                                                                      --
  Multi-Fund(R) GVA (.75% Fee Rate)            11.10      12.38        9,794      121,222   11.50%
  Multi-Fund(R) GVA (1.002% Fee Rate)          11.05      12.29       18,734      230,288   11.22%
Delaware VIPT Global Bond                                                                              1.31%
  Multi-Fund(R) GVA (.75% Fee Rate)             1.14       1.12       32,113       36,024   (1.23)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           1.13       1.11       21,654       24,068   (1.48)%
Delaware VIPT Value                                                                                    0.13%
  Multi-Fund(R) GVA (.75% Fee Rate)             1.72       1.64    1,065,741    1,744,538   (4.61)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           1.71       1.62      102,256      165,951   (4.84)%
Delaware VIPT REIT                                                                                     0.90%
  Multi-Fund(R) GVA (.75% Fee Rate)            11.68      12.61       17,650      222,652    7.98%
  Multi-Fund(R) GVA (1.002% Fee Rate)          11.66      12.56       11,638      146,177    7.70%
Delaware VIPT Small Cap Value Service Class                                                              --
  Multi-Fund(R) GVA (.75% Fee Rate)(1)          1.00       1.02        3,179        3,256    2.44%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)        1.00       1.02      116,008      118,648    2.28%
Delaware VIPT Trend                                                                                      --
  Multi-Fund(R) GVA (.75% Fee Rate)             2.14       1.80    2,780,535    5,006,213  (15.97)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           2.13       1.78      394,929      704,708  (16.18)%
Fidelity VIP Contrafund Service Class                                                                  0.45%
  Multi-Fund(R) GVA (.75% Fee Rate)            10.51       9.14      169,111    1,545,753  (13.02)%
  Multi-Fund(R) GVA (1.002% Fee Rate)          10.46       9.08       25,730      233,626  (13.24)%
Fidelity VIP Growth Service Class                                                                        --
  Multi-Fund(R) GVA (.75% Fee Rate)            10.95       8.94      463,716    4,145,735  (18.34)%
  Multi-Fund(R) GVA (1.002% Fee Rate)          10.90       8.88       44,475      394,854  (18.55)%
Janus Aspen Series Worldwide Growth                                                                    0.52%
  Multi-Fund(R) GVA (.75% Fee Rate)            12.63       9.72      489,068    4,753,575  (23.02)%
  Multi-Fund(R) GVA (1.002% Fee Rate)          12.57       9.65       79,354      765,901  (23.21)%
Lincoln VIPT Aggressive Growth                                                                           --
  Multi-Fund(R) GVA (.75% Fee Rate)             2.14       1.42    1,026,077    1,455,513  (33.79)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           2.13       1.41      321,084      451,348  (33.96)%
Lincoln VIPT Bond                                                                                      5.24%
  Multi-Fund(R) GVA (.75% Fee Rate)             5.32       5.76      624,481    3,597,260    8.34%
  Multi-Fund(R) GVA (1.002% Fee Rate)           5.28       5.71       78,427      447,590    8.06%
Lincoln VIPT Capital Appreciation                                                                        --
  Multi-Fund(R) GVA (.75% Fee Rate)             3.11       2.29    4,463,678   10,203,838  (26.44)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           3.09       2.27      465,918    1,055,570  (26.62)%
Lincoln VIPT Equity-Income                                                                             1.39%
  Multi-Fund(R) GVA (.75% Fee Rate)             2.78       2.56    1,546,882    3,958,021   (8.03)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           2.76       2.54      198,827      504,216   (8.27)%
Lincoln VIPT Global Asset Allocation                                                                   0.43%
  Multi-Fund(R) GVA (.75% Fee Rate)             3.17       2.91      214,705      623,916   (8.47)%
  Multi-Fund(R) GVA (1.002% Fee Rate)           3.15       2.88       28,481       82,008   (8.70)%
Lincoln VIPT Growth and Income                                                                         1.01%
  Multi-Fund(R) GVA (.75% Fee Rate)            12.05      10.62    1,725,378   18,316,449  (11.89)%
  Multi-Fund(R) GVA (1.002% Fee Rate)          11.97      10.52       84,301      886,802  (12.12)%

Lincoln Life Variable Annuity Account Q

                                          Unit Value Unit Value                                  Investment
                                          Beginning  End of     Units                  Total     Income
Subaccount                                of Period  Period     Outstanding Net Assets Return(2) Ratio(3)
-----------------------------------------------------------------------------------------------------------
Lincoln VIPT International                                                                          2.13%
  Multi-Fund(R) GVA (.75% Fee Rate)         $ 2.05     $ 1.83      848,342  $1,555,678  (10.64)%
  Multi-Fund(R) GVA (1.002% Fee Rate)         2.04       1.82       17,491      31,791  (10.86)%
Lincoln VIPT Managed                                                                                3.36%
  Multi-Fund(R) GVA (.75% Fee Rate)           5.51       5.38      536,331   2,886,963   (2.35)%
  Multi-Fund(R) GVA (1.002% Fee Rate)         5.48       5.33       37,361     199,288   (2.59)%
Lincoln VIPT Money Market                                                                           3.82%
  Multi-Fund(R) GVA (.75% Fee Rate)           2.76       2.85    1,589,458   4,526,951    3.23%
  Multi-Fund(R) GVA (1.002% Fee Rate)         2.74       2.82      354,913   1,000,743    2.97%
Lincoln VIPT Social Awareness                                                                       0.68%
  Multi-Fund(R) GVA (.75% Fee Rate)           6.13       5.51    1,588,006   8,746,138  (10.20)%
  Multi-Fund(R) GVA (1.002% Fee Rate)         6.09       5.46       81,438     444,556  (10.43)%
Lincoln VIPT Special Opportunities                                                                  1.77%
  Multi-Fund(R) GVA (.75% Fee Rate)           9.54       9.67      157,604   1,523,401    1.37%
  Multi-Fund(R) GVA (1.002% Fee Rate)         9.48       9.58       15,334     146,918    1.11%
MFS VIT Utilities                                                                                     --
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        1.00       0.79        2,482       1,955  (21.24)%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      1.00       0.79       13,996      11,008  (21.36)%
NB AMT Mid-Cap Growth                                                                                 --
  Multi-Fund(R) GVA (.75% Fee Rate)          14.09      10.54       29,122     306,863  (25.21)%
  Multi-Fund(R) GVA (1.002% Fee Rate)        14.03      10.46       37,611     393,564  (25.40)%
NB AMT Partners                                                                                     0.25%
  Multi-Fund(R) GVA (.75% Fee Rate)           9.80       9.46        9,103      86,087   (3.55)%
  Multi-Fund(R) GVA (1.002% Fee Rate)         9.76       9.39        9,037      84,876   (3.80)%
Putnam VT Health Sciences IB Class                                                                    --
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        1.00       0.95        1,287       1,218   (5.29)%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      1.00       0.95       15,816      14,956   (5.44)%
Scudder VIT Equity 500 Index                                                                        1.04%
  Multi-Fund(R) GVA (.75% Fee Rate)           9.93       8.65      721,100   6,238,320  (12.84)%
  Multi-Fund(R) GVA (1.002% Fee Rate)         9.88       8.59       47,053     404,330  (13.06)%
Scudder VIT Small Cap Index                                                                         1.00%
  Multi-Fund(R) GVA (.75% Fee Rate)          11.16      11.30       29,113     329,086    1.31%
  Multi-Fund(R) GVA (1.002% Fee Rate)        11.11      11.22        5,559      62,388    1.05%

(1) Reflects less than a full year of activity. Funds were first received in this option on 5/29/2001.
(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Variable Annuity Account Q

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 2000 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                          Unit Value Unit Value
                                          Beginning  End of     Units                   Total
Subaccount                                of Period  Period     Outstanding Net Assets  Return(2)
-------------------------------------------------------------------------------------------------
American Funds Growth Class 2
  Multi-Fund(R) GVA (.75% Fee Rate)(1)      $10.00     $ 9.57      249,082  $ 2,384,940   (4.25)%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)     10.00       9.56       35,116      335,702   (4.40)%
American Funds International Class 2
  Multi-Fund(R) GVA (.75% Fee Rate)(1)       10.00       8.10       81,176      657,406  (19.02)%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)     10.00       8.08       10,348       83,665  (19.15)%
ABVPSF Growth Class B
  Multi-Fund(R) GVA (.75% Fee Rate)(1)       10.00       8.67        1,027        8,905  (13.27)%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)     10.00       8.66        1,477       12,787  (13.42)%
ABVPSF Technology Class B
  Multi-Fund(R) GVA (.75% Fee Rate)(1)       10.00       7.38        6,473       47,791  (26.17)%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)     10.00       7.37        7,781       57,370  (26.28)%
Baron Capital Asset
  Multi-Fund(R) GVA (.75% Fee Rate)          11.49      11.10        5,852       64,964   (3.38)%
  Multi-Fund(R) GVA (1.002% Fee Rate)        11.47      11.05        3,059       33,814   (3.62)%
Delaware VIPT Global Bond
  Multi-Fund(R) GVA (.75% Fee Rate)           1.13       1.14        9,332       10,601    0.10%
  Multi-Fund(R) GVA (1.002% Fee Rate)         1.13       1.13        6,589        7,433   (0.15)%
Delaware VIPT Value
  Multi-Fund(R) GVA (.75% Fee Rate)           1.55       1.72      304,690      522,844   10.50%
  Multi-Fund(R) GVA (1.002% Fee Rate)         1.55       1.71        9,625       16,416   10.22%
Delaware VIPT REIT
  Multi-Fund(R) GVA (.75% Fee Rate)(1)       10.00      11.68        3,084       36,036   16.83%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)     10.00      11.66        2,311       26,948   16.62%
Delaware VIPT Trend
  Multi-Fund(R) GVA (.75% Fee Rate)           2.32       2.14    1,711,561    3,667,232   (7.58)%
  Multi-Fund(R) GVA (1.002% Fee Rate)         2.31       2.13      190,139      404,783   (7.81)%
Fidelity VIP Contrafund Service Class
  Multi-Fund(R) GVA (.75% Fee Rate)          11.35      10.51       52,088      547,359   (7.41)%
  Multi-Fund(R) GVA (1.002% Fee Rate)        11.33      10.46       16,497      172,637   (7.65)%
Fidelity VIP Growth Service Class
  Multi-Fund(R) GVA (.75% Fee Rate)          12.40      10.95      224,319    2,455,917  (11.73)%
  Multi-Fund(R) GVA (1.002% Fee Rate)        12.38      10.90       19,629      213,952  (11.95)%
Janus Aspen Series Worldwide Growth
  Multi-Fund(R) GVA (.75% Fee Rate)          15.08      12.63      307,184    3,878,372  (16.30)%
  Multi-Fund(R) GVA (1.002% Fee Rate)        15.05      12.57       43,067      541,304  (16.51)%
Lincoln VIPT Aggressive Growth
  Multi-Fund(R) GVA (.75% Fee Rate)           2.22       2.14    1,000,554    2,143,579   (3.42)%
  Multi-Fund(R) GVA (1.002% Fee Rate)         2.21       2.13      121,424      258,441   (3.66)%
Lincoln VIPT Bond
  Multi-Fund(R) GVA (.75% Fee Rate)           4.83       5.32      508,449    2,703,499   10.06%
  Multi-Fund(R) GVA (1.002% Fee Rate)         4.81       5.28       15,112       79,809    9.78%
Lincoln VIPT Capital Appreciation
  Multi-Fund(R) GVA (.75% Fee Rate)           3.72       3.11    3,498,358   10,871,379  (16.48)%
  Multi-Fund(R) GVA (1.002% Fee Rate)         3.71       3.09      271,557      838,468  (16.69)%
Lincoln VIPT Equity-Income
  Multi-Fund(R) GVA (.75% Fee Rate)           2.53       2.78      884,976    2,462,216    9.79%
  Multi-Fund(R) GVA (1.002% Fee Rate)         2.52       2.76       16,930       46,802    9.51%
Lincoln VIPT Global Asset Allocation
  Multi-Fund(R) GVA (.75% Fee Rate)           3.38       3.17      195,800      621,610   (6.14)%
  Multi-Fund(R) GVA (1.002% Fee Rate)         3.37       3.15        5,212       16,436   (6.38)%
Lincoln VIPT Growth and Income
  Multi-Fund(R) GVA (.75% Fee Rate)          13.43      12.05    1,554,047   18,724,654  (10.31)%
  Multi-Fund(R) GVA (1.002% Fee Rate)        13.38      11.97       31,362      375,393  (10.54)%
Lincoln VIPT International
  Multi-Fund(R) GVA (.75% Fee Rate)           2.07       2.05      866,440    1,778,035   -0.64%
  Multi-Fund(R) GVA (1.002% Fee Rate)         2.06       2.04        8,460       17,251   -0.89%

Lincoln Life Variable Annuity Account Q

                                       Unit Value Unit Value
                                       Beginning  End of     Units                  Total
Subaccount                             of Period  Period     Outstanding Net Assets Return(2)
---------------------------------------------------------------------------------------------
Lincoln VIPT Managed
  Multi-Fund(R) GVA (.75% Fee Rate)      $ 5.63     $ 5.51      477,531  $2,632,271   (2.15)%
  Multi-Fund(R) GVA (1.002% Fee Rate)      5.61       5.48        5,849      32,033   (2.39)%
Lincoln VIPT Money Market
  Multi-Fund(R) GVA (.75% Fee Rate)        2.62       2.76    1,312,894   3,622,123    5.28%
  Multi-Fund(R) GVA (1.002% Fee Rate)      2.61       2.74      223,629     612,349    5.00%
Lincoln VIPT Social Awareness
  Multi-Fund(R) GVA (.75% Fee Rate)        6.74       6.13    1,501,539   9,209,326   (9.01)%
  Multi-Fund(R) GVA (1.002% Fee Rate)      6.71       6.09       31,481     191,851   (9.24)%
Lincoln VIPT Special Opportunities
  Multi-Fund(R) GVA (.75% Fee Rate)        8.28       9.54      104,011     991,851   15.17%
  Multi-Fund(R) GVA (1.002% Fee Rate)      8.25       9.48        1,483      14,049   14.88%
NB AMT Mid-Cap Growth
  Multi-Fund(R) GVA (.75% Fee Rate)       15.34      14.09       19,017     267,930   (8.15)%
  Multi-Fund(R) GVA (1.002% Fee Rate)     15.31      14.03       15,948     223,683   (8.39)%
NB AMT Partners
  Multi-Fund(R) GVA (.75% Fee Rate)        9.81       9.80        3,998      39,213   (0.05)%
  Multi-Fund(R) GVA (1.002% Fee Rate)      9.79       9.76        2,597      25,354   (0.30)%
Scudder VIT Equity 500 Index
  Multi-Fund(R) GVA (.75% Fee Rate)       11.02       9.93      492,501   4,888,279   (9.91)%
  Multi-Fund(R) GVA (1.002% Fee Rate)     11.00       9.88       24,389     241,055  (10.14)%
Scudder VIT Small Cap Index
  Multi-Fund(R) GVA (.75% Fee Rate)       11.69      11.16        8,132      90,751   (4.58)%
  Multi-Fund(R) GVA (1.002% Fee Rate)     11.67      11.11        1,554      17,255   (4.82)%

(1) Reflects less than a full year of activity. Funds were first received in this option on 5/18/2000.
(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln Life Variable Annuity Account Q

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2004.

                                                  Aggregate   Aggregate
                                                  Cost of     Proceeds
      Subaccount                                  Purchases   from Sales
      -------------------------------------------------------------------
      ABVPSF Growth and Income Class B            $    34,950 $     6,624
      ABVPSF Growth Class B                           198,476      59,021
      ABVPSF Technology Class B                       370,328     106,345
      American Funds Global Growth Class 2            398,362      74,770
      American Funds Growth Class 2                 7,126,707   1,501,933
      American Funds Growth-Income Class 2          4,563,901      19,222
      American Funds International Class 2          4,441,147   2,452,886
      Baron Capital Asset                           1,106,120     471,211
      Delaware VIPT Diversified Income                135,988         343
      Delaware VIPT Global Bond                       402,334     245,826
      Delaware VIPT REIT                            1,858,417     420,165
      Delaware VIPT Small Cap Value Service Class   1,623,937     249,014
      Delaware VIPT Trend                           1,255,599     815,880
      Delaware VIPT Value                           1,028,964   1,213,484
      Fidelity VIP Contrafund Service Class         2,181,183     785,948
      Fidelity VIP Growth Service Class               586,751   1,056,213
      Janus Aspen Series Worldwide Growth             853,531   1,988,044
      Lincoln VIPT Aggressive Growth                  502,323     575,965
      Lincoln VIPT Bond                             2,593,862   1,419,121
      Lincoln VIPT Capital Appreciation             1,175,766   2,701,376
      Lincoln VIPT Equity-Income                    3,274,941   1,110,292
      Lincoln VIPT Global Asset Allocation            434,516     134,925
      Lincoln VIPT Growth and Income                2,256,501   3,713,508
      Lincoln VIPT International                    3,476,307   2,753,540
      Lincoln VIPT Managed                          3,819,081     636,879
      Lincoln VIPT Money Market                    11,245,924  10,803,806
      Lincoln VIPT Social Awareness                 1,959,110   2,426,628
      Lincoln VIPT Special Opportunities            1,264,409     334,472
      MFS VIT Utilities                               292,918      32,233
      NB AMT Mid-Cap Growth                           497,410     173,456
      NB AMT Partners                                 115,398      54,022
      Putnam VT Health Sciences Class IB              162,200      54,939
      Scudder VIT Equity 500 Index                  1,819,856   2,069,291
      Scudder VIT Small Cap Index                     916,128     521,842

Lincoln Life Variable Annuity Account Q

5. Investments
The following is a summary of investments owned at December 31, 2004.

                                                    Net
                                            Shares  Asset
Subaccount                                  Owned   Value  Value of Shares Cost of Shares
-----------------------------------------------------------------------------------------
ABVPSF Growth and Income Class B              1,264 $23.87   $    30,163    $    28,513
ABVPSF Growth Class B                        23,100  18.05       416,962        369,857
ABVPSF Technology Class B                    44,871  15.08       676,655        671,842
American Funds Global Growth Class 2         20,393  17.23       351,380        324,588
American Funds Growth Class 2               426,394  51.10    21,788,745     19,341,291
American Funds Growth-Income Class 2        133,162  36.64     4,879,056      4,545,387
American Funds International Class 2        305,073  15.79     4,817,103      4,161,022
Baron Capital Asset                          67,385  27.05     1,822,754      1,429,123
Delaware VIPT Diversified Income             14,857   9.45       140,403        135,646
Delaware VIPT Global Bond                    66,951  13.56       907,856        803,279
Delaware VIPT REIT                          234,225  19.08     4,469,008      3,282,768
Delaware VIPT Small Cap Value Service Class  92,364  30.39     2,806,939      2,231,596
Delaware VIPT Trend                         205,079  30.73     6,302,082      5,444,412
Delaware VIPT Value                         233,368  18.46     4,307,983      3,589,077
Fidelity VIP Contrafund Service Class       243,475  26.53     6,459,402      5,219,970
Fidelity VIP Growth Service Class            98,928  31.88     3,153,838      3,554,412
Janus Aspen Series Worldwide Growth         128,947  26.78     3,453,190      3,974,170
Lincoln VIPT Aggressive Growth              265,238   9.86     2,614,454      3,018,211
Lincoln VIPT Bond                           534,364  12.97     6,928,569      6,900,562
Lincoln VIPT Capital Appreciation           395,773  17.68     6,997,263      8,386,753
Lincoln VIPT Equity-Income                  702,863  18.02    12,665,598     10,934,035
Lincoln VIPT Global Asset Allocation        106,773  14.18     1,514,142      1,402,016
Lincoln VIPT Growth and Income              643,041  30.41    19,552,961     23,092,643
Lincoln VIPT International                  188,427  16.30     3,072,109      2,630,234
Lincoln VIPT Managed                        555,364  15.39     8,547,609      8,266,921
Lincoln VIPT Money Market                   392,794  10.00     3,927,939      3,927,939
Lincoln VIPT Social Awareness               344,251  29.03     9,994,994     10,815,156
Lincoln VIPT Special Opportunities          119,326  36.11     4,309,103      3,322,497
MFS VIT Utilities                            25,386  20.45       519,135        409,117
NB AMT Mid-Cap Growth                       100,198  17.83     1,786,529      1,694,746
NB AMT Partners                              24,751  18.32       453,430        344,019
Putnam VT Health Sciences Class IB           30,342  11.73       355,915        320,154
Scudder VIT Equity 500 Index                629,663  12.73     8,015,608      7,550,309
Scudder VIT Small Cap Index                 145,850  14.35     2,092,940      1,664,216

Lincoln Life Variable Annuity Account Q

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2004 is as follows:

                                             Units     Units       Net Increase
 Subaccount                                  Issued    Redeemed    (Decrease)
 ------------------------------------------------------------------------------
 ABVPSF Growth and Income Class B                3,417       (709)      2,708
 ABVPSF Growth Class B                          33,341    (10,473)     22,868
 ABVPSF Technology Class B                      92,716    (31,253)     61,463
 American Funds Global Growth Class 2           38,343     (7,286)     31,057
 American Funds Growth Class 2                 999,957   (279,389)    720,568
 American Funds Growth-Income Class 2          446,423     (2,720)    443,703
 American Funds International Class 2          598,874   (338,965)    259,909
 Baron Capital Asset                            83,308    (38,815)     44,493
 Delaware VIPT Diversified Income               12,921        (86)     12,835
 Delaware VIPT Global Bond                     220,604   (190,850)     29,754
 Delaware VIPT REIT                            111,211    (35,970)     75,241
 Delaware VIPT Small Cap Value Service Class 1,264,220   (279,199)    985,021
 Delaware VIPT Trend                           787,725   (524,050)    263,675
 Delaware VIPT Value                           647,351   (763,701)   (116,350)
 Fidelity VIP Contrafund Service Class         222,836    (89,796)    133,040
 Fidelity VIP Growth Service Class              92,935   (147,223)    (54,288)
 Janus Aspen Series Worldwide Growth           127,696   (254,629)   (126,933)
 Lincoln VIPT Aggressive Growth                480,746   (515,012)    (34,266)
 Lincoln VIPT Bond                             425,471   (284,928)    140,543
 Lincoln VIPT Capital Appreciation             789,481 (1,461,674)   (672,193)
 Lincoln VIPT Equity-Income                  1,310,332   (528,087)    782,245
 Lincoln VIPT Global Asset Allocation          158,472    (60,609)     97,863
 Lincoln VIPT Growth and Income                259,396   (399,191)   (139,795)
 Lincoln VIPT International                  1,478,855 (1,180,245)    298,610
 Lincoln VIPT Managed                          652,232   (131,458)    520,774
 Lincoln VIPT Money Market                   4,171,077 (4,015,409)    155,668
 Lincoln VIPT Social Awareness                 376,111   (450,294)    (74,183)
 Lincoln VIPT Special Opportunities            112,671    (35,117)     77,554
 MFS VIT Utilities                             340,912    (51,179)    289,733
 NB AMT Mid-Cap Growth                          63,892    (25,416)     38,476
 NB AMT Partners                                17,941     (7,823)     10,118
 Putnam VT Health Sciences Class IB            201,781    (74,913)    126,868
 Scudder VIT Equity 500 Index                  231,945   (263,274)    (31,329)
 Scudder VIT Small Cap Index                    74,307    (45,640)     28,667

Lincoln Life Variable Annuity Account Q

The change in units outstanding for the year ended December 31, 2003 is as follows:

                                             Units     Units       Net Increase
 Subaccount                                  Issued    Redeemed    (Decrease)
 ------------------------------------------------------------------------------
 ABVPSF Growth Class B                          18,333     (5,953)     12,380
 ABVPSF Technology Class B                      46,501    (11,858)     34,643
 American Funds Growth Class 2                 694,325   (207,077)    487,248
 American Funds International Class 2          676,051   (577,770)     98,281
 Baron Capital Asset                            32,857    (14,533)     18,324
 Delaware VIPT Global Bond                     390,770   (254,659)    136,111
 Delaware VIPT Value                         1,023,638   (874,100)    149,538
 Delaware VIPT REIT                            137,920    (84,519)     53,401
 Delaware VIPT Small Cap Value Service Class   607,790   (268,589)    339,201
 Delaware VIPT Trend                           611,328   (802,915)   (191,587)
 Fidelity VIP Contrafund Service Class         204,493   (124,710)     79,783
 Fidelity VIP Growth Service Class             110,838   (161,738)    (50,900)
 Janus Aspen Series Worldwide Growth           226,951   (296,622)    (69,671)
 Lincoln VIPT Aggressive Growth                610,355   (325,216)    285,139
 Lincoln VIPT Bond                             596,963   (452,843)    144,120
 Lincoln VIPT Capital Appreciation             970,875 (1,629,194)   (658,320)
 Lincoln VIPT Equity-Income                  1,206,741   (374,921)    831,821
 Lincoln VIPT Global Asset Allocation          133,427    (53,995)     79,432
 Lincoln VIPT Growth and Income                270,129   (262,336)      7,793
 Lincoln VIPT International                  1,432,640 (1,389,730)     42,910
 Lincoln VIPT Managed                          267,993    (86,317)    181,676
 Lincoln VIPT Money Market                   3,156,618 (3,398,827)   (242,209)
 Lincoln VIPT Social Awareness                 249,562   (204,597)     44,965
 Lincoln VIPT Special Opportunities             73,234    (28,219)     45,015
 MFS VIT Utilities                             169,663    (40,127)    129,536
 NB AMT Mid-Cap Growth                          54,123    (15,545)     38,579
 NB AMT Partners                                32,451    (29,202)      3,250
 Putnam VT Health Sciences Class IB            212,130    (46,650)    165,480
 Scudder VIT Equity 500 Index                  246,094   (423,739)   (177,645)
 Scudder VIT Small Cap Index                    73,943    (95,622)    (21,679)

7. New Investment Funds and Fund Name Changes
During 2003, the Alliance Variable Products Series Fund (AVPSF) family of funds changed its name to the AllianceBernstein Variable Products Series Fund (ABVPSF) and the Lincoln National (LN) fund family changed its name to the Lincoln Variable Insurance Products Trust (Lincoln VIPT).

In 2004, the ABVPSF Growth and Income Class B Fund, the American Funds Global Growth Class 2 Fund, the American Funds Growth-Income Class 2 Fund and the Delaware VIPT Diversified Income Series became available as investment options to Variable Account contract owners. Accordingly, the 2004 statement of operations and statement of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2004.

Also during 2004, the Delaware VIPT Large Cap Value Series changed its name to the Delaware VIPT Value Series.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Variable Annuity Account Q

We have audited the accompanying statement of assets and liabilities of Lincoln Life Variable Annuity Account Q ("Variable Account") comprised of the subaccounts described in Note 1, as of December 31, 2004, the related statement of operations for the year then ended and the statements of changes in net assets for each of the respective two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Variable Annuity Account Q at December 31, 2004, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2005

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                           December 31
                                                                        2004          2003
                                                                    ------------  -----------
                                                                          (000s omitted)
                                                                    -------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2004 -- $31,514,767; 2003 -- $29,607,156)  $ 33,331,468  $31,362,588
--------------------------------------------------------------------
   Equity (cost: 2004 -- $101,173; 2003 -- $128,572)                     113,678      147,200
--------------------------------------------------------------------
 Trading securities                                                    2,942,495    2,786,471
--------------------------------------------------------------------
 Mortgage loans on real estate                                         3,855,110    4,189,469
--------------------------------------------------------------------
 Real estate                                                             191,108      112,642
--------------------------------------------------------------------
 Policy loans                                                          1,864,727    1,917,837
--------------------------------------------------------------------
 Derivative investments                                                   52,663       68,633
--------------------------------------------------------------------
 Other investments                                                       369,103      363,380
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Investments                                                     42,720,352   40,948,220
--------------------------------------------------------------------
Cash and invested cash                                                 1,237,704    1,442,772
--------------------------------------------------------------------
Property and equipment                                                   142,284      165,103
--------------------------------------------------------------------
Deferred acquisition costs                                             2,854,067    2,526,482
--------------------------------------------------------------------
Premiums and fees receivable                                             243,289      355,107
--------------------------------------------------------------------
Accrued investment income                                                495,532      490,507
--------------------------------------------------------------------
Assets held in separate accounts                                      48,018,358   40,174,818
--------------------------------------------------------------------
Amounts recoverable from reinsurers                                    7,055,970    8,150,627
--------------------------------------------------------------------
Goodwill                                                                 919,172      919,172
--------------------------------------------------------------------
Other intangible assets                                                  819,076      921,856
--------------------------------------------------------------------
Other assets                                                             801,946      768,548
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Assets                                                        $105,307,750  $96,863,212
                                                                    ============  ===========
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                $ 22,461,322  $23,172,985
--------------------------------------------------------------------
 Contractholder funds                                                 23,126,638   22,727,811
--------------------------------------------------------------------
 Liabilities related to separate accounts                             48,018,358   40,174,818
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Insurance and Investment Contract Liabilities                   93,606,318   86,075,614
--------------------------------------------------------------------
Short-term debt                                                           32,072       41,877
--------------------------------------------------------------------
Long-term debt                                                         1,297,182    1,250,000
--------------------------------------------------------------------
Federal income taxes                                                     149,638       36,953
--------------------------------------------------------------------
Reinsurance related derivative liability                                 351,974      325,279
--------------------------------------------------------------------
Funds withheld reinsurance liabilities                                 1,580,217    1,493,066
--------------------------------------------------------------------
Other liabilities                                                      2,186,576    2,064,024
--------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                   911,437      922,407
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Liabilities                                                    100,115,414   92,209,220
--------------------------------------------------------------------
Shareholder's Equity:
Common stock -- $2.50 par value,
authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                 25,000       25,000
--------------------------------------------------------------------
Retained earnings                                                      4,385,155    3,856,029
--------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Net unrealized gain on securities available-for-sale                    781,157      757,970
--------------------------------------------------------------------
 Net unrealized gain on derivative instruments                            13,985       24,272
--------------------------------------------------------------------
 Minimum pension liability adjustment                                    (12,961)      (9,279)
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Accumulated Other Comprehensive Income                             782,181      772,963
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Shareholder's Equity                                             5,192,336    4,653,992
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Liabilities and Shareholder's Equity                          $105,307,750  $96,863,212
------------------------------------------------------------------  ============  ===========

See notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                            Year Ended December 31
                                                                      ----------------------------------
                                                                         2004        2003        2002
                                                                      ----------  ----------  ----------
                                                                                (000s omitted)
                                                                      ----------------------------------
Revenue:
Insurance premiums                                                    $  158,382  $  205,544  $  250,766
----------------------------------------------------------------------
Insurance fees                                                         1,443,330   1,287,251   1,273,133
----------------------------------------------------------------------
Net investment income                                                  2,593,207   2,540,077   2,533,072
----------------------------------------------------------------------
Realized gain (loss) on investments                                      (45,139)    330,768    (273,451)
----------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                    87,387      74,234      73,115
----------------------------------------------------------------------
Other revenue and fees                                                   289,314     242,617     244,291
                                                                      ----------  ----------  ----------
----------------------------------------------------------------------
Total Revenue                                                          4,526,481   4,680,491   4,100,926
----------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                               2,177,111   2,280,403   2,701,722
----------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                1,494,623   1,397,692   1,383,295
----------------------------------------------------------------------
Interest and debt expense                                                 78,817      79,305      79,342
                                                                      ----------  ----------  ----------
----------------------------------------------------------------------
Total Benefits and Expenses                                            3,750,551   3,757,400   4,164,359
----------------------------------------------------------------------
Income (Loss) before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                     775,930     923,091     (63,433)
----------------------------------------------------------------------
Federal income taxes (benefit)                                           193,213     244,919     (98,858)
                                                                      ----------  ----------  ----------
----------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                    582,717     678,172      35,425
----------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income taxes)    (25,647)   (236,624)         --
                                                                      ----------  ----------  ----------
----------------------------------------------------------------------
Net Income                                                            $  557,070  $  441,548  $   35,425
--------------------------------------------------------------------- ==========  ==========  ==========



See notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                                                     Year Ended December 31
                                                                                  2004        2003        2002
                                                                               ----------  ----------  ----------
                                                                                         (000s omitted)
                                                                               ----------------------------------
Common Stock:
Balance at beginning and end-of-year                                           $   25,000  $   25,000  $   25,000
-------------------------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                                    3,856,029   3,610,211   4,255,598
-------------------------------------------------------------------------------
Comprehensive income                                                              566,288     531,059     523,556
-------------------------------------------------------------------------------
Less other comprehensive income (loss) (net of federal income tax):
 Foreign currency translation adjustment                                               --        (375)         --
-------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification
   adjustment                                                                      23,187      54,870     531,136
-------------------------------------------------------------------------------
 Net unrealized gain (loss) on derivative instruments                             (10,287)     (7,557)      8,847
-------------------------------------------------------------------------------
 Minimum pension liability adjustment                                              (3,682)     42,573     (51,852)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Net Income                                                                        557,070     441,548      35,425
-------------------------------------------------------------------------------
Additional investment by Lincoln National Corporation/Stock Compensation          122,056       4,270      29,188
-------------------------------------------------------------------------------
Dividends declared                                                               (150,000)   (200,000)   (710,000)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                          4,385,155   3,856,029   3,610,211
-------------------------------------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                                                           --         375         375
-------------------------------------------------------------------------------
Change during the year                                                                 --        (375)         --
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                                 --          --         375
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Net Unrealized Gain on Securities Available-for-Sale:
Balance at beginning-of-year                                                      757,970     703,100     171,964
-------------------------------------------------------------------------------
Change during the year                                                             23,187      54,870     531,136
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                            781,157     757,970     703,100
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                                                       24,272      31,829      22,982
-------------------------------------------------------------------------------
Cumulative effect of accounting change                                                 --          --          --
-------------------------------------------------------------------------------
Change during the year                                                            (10,287)     (7,557)      8,847
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                             13,985      24,272      31,829
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                                       (9,279)    (51,852)         --
-------------------------------------------------------------------------------
Change during the year                                                             (3,682)     42,573     (51,852)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                            (12,961)     (9,279)    (51,852)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Total Shareholder's Equity at End-of-Year                                      $5,192,336  $4,653,992  $4,318,663
------------------------------------------------------------------------------ ==========  ==========  ==========

See notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2004         2003          2002
                                                                      -----------  ------------  ------------
                                                                                   (000s omitted)
                                                                      ---------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $   557,070  $    441,548  $     35,425
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                              (426,843)     (374,713)     (325,704)
----------------------------------------------------------------------
 Premiums and fees receivable                                             111,818      (174,546)      196,322
----------------------------------------------------------------------
 Accrued investment income                                                 (5,024)       14,436        26,298
----------------------------------------------------------------------
 Policy liabilities and accruals                                         (741,920)      335,873      (929,827)
----------------------------------------------------------------------
 Net trading securities purchases, sales and maturities                   (98,798)     (446,890)           --
----------------------------------------------------------------------
 Cumulative effect of accounting change                                    39,457       363,933            --
----------------------------------------------------------------------
 Contractholder funds                                                     905,587     1,095,460       983,768
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                      374,969      (895,523)      894,270
----------------------------------------------------------------------
 Federal income taxes                                                     120,968       202,067      (108,019)
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                        --            --      (477,133)
----------------------------------------------------------------------
 Stock-based compensation expense                                          18,534         9,589        24,068
----------------------------------------------------------------------
 Provisions for depreciation                                               48,260        49,039        22,222
----------------------------------------------------------------------
 Amortization of other intangible assets                                  102,208        90,917       105,714
----------------------------------------------------------------------
 Realized loss on investments and derivative instruments                   58,307        16,118       262,805
----------------------------------------------------------------------
 Realized (gain) loss on sale of subsidiaries                             (14,137)           --        10,646
----------------------------------------------------------------------
 Amortization of deferred gain                                            (87,387)      (74,234)      (73,115)
----------------------------------------------------------------------
 Other                                                                   (274,053)      304,231      (375,564)
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net Adjustments                                                           131,946       515,757       236,751
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                 689,016       957,305       272,176
----------------------------------------------------------------------

Cash Used In Investing Activities:
Securities-available-for-sale:
 Purchases                                                             (9,001,101)  (13,338,976)  (14,002,161)
----------------------------------------------------------------------
 Sales                                                                  4,740,060     8,181,666     8,078,426
----------------------------------------------------------------------
 Maturities                                                             2,468,287     3,010,136     2,484,637
----------------------------------------------------------------------
Purchase of other investments                                          (1,938,069)   (1,520,429)   (1,280,211)
----------------------------------------------------------------------
Sale or maturity of other investments                                   2,186,586     1,763,285     1,739,382
----------------------------------------------------------------------
Proceeds from disposition of business                                      10,242            --      (195,000)
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities               181,013       112,236       (95,341)
----------------------------------------------------------------------
Other                                                                     145,524      (114,153)      142,592
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net Cash Used in Investing Activities                                  (1,207,458)   (1,906,235)   (3,127,676)
----------------------------------------------------------------------

Cash Flows from Financing Activities:
Increase in long-term debt                                                 47,182            --            --
----------------------------------------------------------------------
Net decrease in short-term debt                                            (9,805)      (61,819)     (158,143)
----------------------------------------------------------------------
Universal life and investment contract deposits                         4,928,315     4,935,740     5,305,499
----------------------------------------------------------------------
Universal life and investment contract withdrawals                     (3,353,031)   (2,746,914)   (3,262,194)
----------------------------------------------------------------------
Investment contract transfers                                          (1,336,438)     (816,826)      108,479
----------------------------------------------------------------------
Increase in funds withheld liability                                       87,151        34,998            --
----------------------------------------------------------------------
Capital contribution from shareholder                                     100,000            --            --
----------------------------------------------------------------------
Dividends paid to shareholder                                            (150,000)     (200,000)     (710,000)
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net Cash Provided by Financing Activities                                 313,374     1,145,179     1,283,641
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net (Decrease) Increase in Cash and Invested Cash                        (205,068)      196,249    (1,571,859)
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                             1,442,772     1,246,523     2,818,382
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $ 1,237,704  $  1,442,772  $  1,246,523
--------------------------------------------------------------------- ===========  ============  ============

See notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation.
The accompanying Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were sold as part of the sale of LNC's reinsurance business to Swiss Re in December 2001 (see
Note 12). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 10). These Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates.
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Investments.
Securities available-for-sale consist of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivatives in liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, LNL recognizes investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain (loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses),

The Lincoln National Life Insurance Company gains on sale of subsidiaries/business, and net gain on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain
(loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Derivative Instruments.
LNL hedges certain portions of its exposure to interest rate risk, credit risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

LNL recognizes all derivative instruments as either assets or liabilities in the Consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2004 and 2003, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards No. 133 , "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in net income during the period of change.

LNL has certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 8 for further discussion of LNL's accounting policy for derivative instruments.

Loaned Securities.
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in LNL's Consolidated Balance Sheets. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's Consolidated Balance Sheets in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment.
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products.
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed

The Lincoln National Life Insurance Company premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Other Revenues and Fees.
Other revenue and fees principally consists of amounts earned by LFA, LNL's retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts. These assets and liabilities represent segregated funds administered and invested by LNL and its insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL and its insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs, Deferred Front End Loads, Deferred Sales
Inducements.
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs ("DAC") being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Bonus credits and amounts credited to policyholders for enhanced interest rates on variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements are considered sales inducement and deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") included in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Benefits and Expenses.
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2002 through 2004 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as guaranteed minimum death benefits ("GMDB"), and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB").

Goodwill and Other Intangible Assets.
Goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force ("PVIF") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization

The Lincoln National Life Insurance Company periods and methods of amortization for PVIF vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. PVIF is amortized in a manner consistent with DAC.

The carrying values of other intangible assets are reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary.

Insurance and Investment Contract Liabilities.
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%.

Beginning January 1, 2004, the liabilities for future claim reserves for variable annuity products containing GMDB features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC. Prior to January 1, 2004, the liabilities for future claim reserves for the GMDB feature were a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR was positive.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by LNL includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2004 and 2003 participating policies comprised 3.6%, and 4.2% of the face amount of insurance in-force, and dividend expenses were $77.4 million, $81.6 million, and $76.0 million for the years ended December 31, 2004, 2003, and 2002, respectively.

Reinsurance.
LNL enters into reinsurance agreements with other companies in the normal course of its business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re in 2001, LNL assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

Post-retirement Medical and Life Insurance Benefits.
LNL accounts for its post-retirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation.
Effective January 1, 2003, LNL implemented the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," ("FAS 123") to expense the fair value of LNC stock options granted to LNL employees. On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation.

LNL adopted the retroactive restatement method under FAS 148 and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. See Note 2 for additional information.

Income Taxes.
LNL and eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Reclassifications.
Certain amounts reported in prior years' Consolidated Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Changes in Estimates

Statement of Position 03-1.
In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("the SOP"). LNL implemented the provisions of the SOP as of January 1, 2004. Adjustments arising from implementation, as discussed below, have been recorded in net income as a cumulative effect of accounting change.

The SOP provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as GMDB, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, the SOP addresses the presentation and reporting of separate accounts, the capitalization and amortization of sales inducements, and secondary guarantees on universal-life type contracts.

GMDB Reserves. Although there was no method prescribed under generally accepted accounting principles for GMDB reserving until the issuance of the SOP, LNL's Retirement segment has been recording a reserve for GMDBs. At December 31, 2003, LNL's GMDB reserve was $46.4 million. Based upon a comparison of the requirements of the SOP to LNL's established practice of reserving for GMDB, the adoption of the GMDB reserving methodology under the SOP resulted in a decrease to reserves of $9.7 million pre-tax. GMDB reserves were $18.2 million at December 31, 2004, of which $18.0 million was reinsured with an affiliated reinsurance company (Note 14).

Under the SOP, the reserve is calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC.

Application of the SOP impacts estimated gross profits ("EGPs") used to calculate amortization of DAC, PVIF, DSI, and DFEL. The benefit ratio approach under the SOP results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in LNL's determination of DAC amortization are lower under the SOP. Therefore upon adoption of the SOP LNL reported an unfavorable DAC/PVIF/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43.2 million, pre-tax, in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of the SOP resulted in a charge to net income for the cumulative effect of accounting change of $35.3 million, pre-tax, ($22.9 million after-tax) in 2004.

Sales Inducements. LNL's Retirement segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. LNL also offers enhanced interest rates to variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under the SOP and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

LNL previously deferred bonus credits as part of the DAC asset and reported the amortization of bonus credits as part of DAC amortization. Upon implementation of the SOP, LNL reclassified bonus credits of $45.2 million from DAC to DSI, which are reported in other assets on the balance sheet. Amortization of the deferred sales inducement asset is reported as part of benefit expense. Prior period balance sheet and income statement line item presentation has been reclassified to conform to the new basis of presentation.

LNL previously reported excess DCA interest as benefit expense when the excess interest was earned under the contract. As required by the SOP, during the first quarter of 2004, LNL began deferring excess DCA interest as deferred sales inducements and amortizing these deferred sales inducements as benefit expense over the expected life of the contract. Over the long run the same amount of excess DCA interest expense will emerge under the SOP as under LNL's previous accounting method. However, due to the prospective treatment of new deferred sales inducements, LNL's net income was slightly higher under the SOP for 2004 relative to the approach used for last year. This pattern is expected to continue for near term financial reporting periods. Net income for the year ended December 31, 2004 increased $7.9 million compared to 2003 due to excess DCA interest capitalized under the SOP.

Universal Life Contracts. LNL's Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which the SOP might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves would be necessary with the exception of the MoneyGuard/SM /product. MoneyGuard/SM/ is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of the SOP resulted in a charge recorded as a cumulative effect of accounting change of $2.7 million, after-tax, for the extension of benefit feature in MoneyGuard/SM/.

The Lincoln National Life Insurance Company

FASB Staff Position No. FAS 97-1--Situations in Which Paragraphs of FASB Statement No. 97 Permit or Require Accrual of an Unearned Revenue Liability.
In June of 2004, the Financial Accounting Standards Board ("FASB") issued Financial Staff Position FAS 97-1 ("FSP 97-1"), which was effective for the third quarter 2004. FSP 97-1 clarifies that the SOP did not restrict the recording of a liability for unearned revenue as defined in accordance with paragraphs 17(b) and 20 of Statement of Accounting Standards No. 97 "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" to only those situations where profits are followed by expected losses. LNL implemented the requirements of FSP 97-1, and they did not have any effect on LNL's results of operations.

Accounting for Share-Based Payment.
In December 2004, the FASB issued Statement No. 123 (revised 2004), Share-Based Payment ("FAS 123(r)"), which is a revision of FASB Statement No. 123, "Accounting for Stock-Based Compensation." FAS 123(r) requires all share-based payments to employees to be recognized in the income statement based on their fair values. As discussed in Note 1, LNL had previously adopted the retroactive restatement method under FAS148 and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

LNC currently uses the Black-Scholes formula to estimate the value of stock options granted to employees of LNL and expects to continue to use this acceptable option valuation model upon the required adoption of FAS 123(r) on July 1, 2005. FAS 123(r) also requires that the benefits of tax deductions in excess of recognized compensation cost be reported as financing cash flow, rather than as an operating cash flow as currently required. LNL does not anticipate that adoption for FAS 123(r) will have a material effect on results of operations, operating cash flows or its financial position.

On December 31, 2002, the FASB issued FAS 148, which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation. LNL adopted the fair value method of accounting under FAS 123 with the retroactive restatement method, as amended by FAS 148, as of January 1, 2003 and restated its financial statements for the years 2002, 2001, and 2000.

FASB Financial Staff Position No. FAS--106-1 Medicare Prescription Drug Improvement and Modernization Act of 2003 and FASB Staff Position No. FAS--106-2--Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003.
In December 2003, the Medicare Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act") became law. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1 ("FSP 106-1"), which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act.

There are several uncertainties that exist as to the eventual effects of the Medicare Act on the cost of the prescription drug benefits currently included in LNC's retiree medical benefit plan in which LNL retiree's participate. These uncertainties include various administrative components related to the Medicare Act that have yet to be developed, the potential for significant legislative changes to the Medicare Act prior to its implementation in 2006, and the interrelated effects that the existence of various cost containment measures currently included within LNC's retiree medical benefit plans may have under the new legislation. However, regardless of the outcome of these various uncertainties, LNL does not currently expect that the Medicare Act would have a material affect on future net income due to the cost containment measures already in place under LNC's retiree medical benefit plans for LNL retiree participants.

Due to these uncertainties and expected immaterial impact, LNL elected to defer accounting for the effects of the Medicare Act in 2003. In May 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-2 ("FSP 106-2"), which requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004.

LNL completed its analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in third quarter of 2004. The implementation did not have a material effect on LNL's results of operations. For additional information, see Note 7.

Due to uncertainties about how LNL participants in LNC's post-retirement plan will elect to participate in the Medicare Act's benefits, and the various uncertainties created by the current lack of guidelines for applying the Medicare Act's provisions, LNL's assessment of the effects of the provisions of the Medicare Act could change. Any change would be included in the financial statements in the period the change occurs. Any change is not expected to have a material effect on LNL.

EITF 03-1--The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.
In March 2004, the FASB's Emerging Issues Task Force ("EITF") reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. EITF 03-1 indicated that, although not presumptive, a pattern of selling investments prior to the forecasted recovery may call into question an investor's intent to hold the security until it recovers in value. The application of

The Lincoln National Life Insurance Company

EITF 03-1 was to be effective for reporting periods beginning after June 15, 2004. However, in September 2004, the FASB directed the FASB staff to develop a staff position ("FSP") providing further guidance on this topic. On September 30, 2004, the FASB issued FSP EITF 03-1-1 delaying the effective date of the accounting and measurement provisions of EITF 03-1 until further guidance is finalized, and it is not known what the effective date of the final FSP will be. LNL will continue to monitor developments concerning EITF 03-1 and is currently unable to estimate the potential effects of implementing EITF 03-1 on its consolidated financial condition or results of operations.

Accounting for Variable Interest Entities.
In January 2003, the FASB issued initial guidance under Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. A VIE is an entity in which no equity investors have the characteristics of a controlling financial interest or have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The FASB significantly modified several key aspects of the rules in a revised interpretation issued in December 2003. LNL adopted the final FIN 46 rules on December 31, 2003.

LNL identified certain partnership investments that required consolidation under the requirements of FIN 46. LNL consolidated these partnerships at December 31, 2003 with no material effect to either financial condition or results of operations.

Accounting for Modified Coinsurance.
During the fourth quarter of 2003, LNL implemented the FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements.

The effective date for implementation of DIG B36 for LNL was the October 1, 2003 start date of the fourth quarter. The following table summarizes the various effects on shareholder's equity from the implementation of DIG B36 (in millions):

         Initial Adoption Shareholder Equity Effect on October 1, 2003


Notes                                                                                       Pre-tax  After-tax
----- -                                                                                     -------  ---------
      Recording of Embedded Derivative
 1A.  Cumulative effect of accounting change............................................... $(363.9)  $(236.6)
 1B.  Release of liability for unrealized investment gains.................................   342.8     222.8
                                                                                            -------   -------
      Total................................................................................   (21.1)    (13.8)
                                                                                            -------   -------
 2A.  Reclassification of available-for-sale securities to trading securities..............   342.9     222.9
 2B.  Release of unrealized available-for-sale security gains in Other Comprehensive Income  (342.9)   (222.9)
                                                                                            -------   -------
      Total available for sale to trading adjustment.......................................      --        --
                                                                                            -------   -------
      Total effect on Shareholder's Equity from DIG B36 Implementation on October 1, 2003.. $ (21.1)  $ (13.8)
                                                                                            =======   =======

1A.At the time of adoption, LNL recorded a charge to net income as a cumulative effect of a change in accounting, representing the fair value of the embedded derivatives included in various Modco and CFW reinsurance agreements.

1B.In conjunction with recording the above charge in 1A., LNL also recorded an increase in Other Comprehensive Income relating to the fact that prior to the adoption of DIG B36 the net unrealized gains on the underlying available-for-sale securities supporting these reinsurance agreements had been accounted for as gains benefiting the reinsurance companies assuming the risks under these Modco and CFW reinsurance agreements.

2A.Concurrent with the initial recording of the embedded derivative associated with these reinsurance arrangements, LNL reclassified related available-for-sale securities to trading securities classification.

2B.The previously recorded increases to shareholder's equity reported in Other
   Comprehensive Income as a result of the available-for-sale classification of these securities were reversed as part of the reclassification accounting.

Effective with the fourth quarter of 2003, changes in the fair value of the embedded derivative flow through net income, as do changes in the fair value of the trading account securities. These adjustments do not net to zero in any one particular accounting period due to the fact that not all of the invested assets supporting these Modco and CFW reinsurance agreements were available-for-sale securities that could be reclassified to trading securities, and not all Modco and CFW reinsurance agreements have segregated portfolios of securities that can be classified as trading securities. However, it is important to note that these differences in net income will reverse over the term of the underlying Modco and CFW reinsurance agreements, reflecting the fact that the accounting for the embedded derivatives prescribed in DIG B36 changes the timing of the recognition of income under these Modco and CFW reinsurance agreements but does not change the total amount of earnings that will ultimately be reported over the life of these agreements.

The Lincoln National Life Insurance Company

Change in Estimate for Personal Accident Reinsurance Reserves.
As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, LNL increased reserves on this exited business by $20.9 million, after-tax ($32.1 million, pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain. As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million, after-tax ($283.2 million, pre-tax). After giving effect to LNL's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 million, after-tax ($183.2 million, pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain.

Accounting for Costs Associated with Exit or Disposal Activities.
In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. LNL adopted FAS 146 on January 1, 2003, and the adoption affects the timing of when expense is recognized for restructuring activities after December 31, 2002. See Note 13 for information on Restructuring charges.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost  Gains    Losses  Fair Value
                                             -------------- -------- -------  ----------
                                                            (in millions)
                                             -------------------------------------------
December 31, 2004:
  Corporate bonds...........................   $24,415.4... $1,660.9 $(108.3) $25,968.0.
  U.S. government bonds.....................       151.6...     11.1       --     162.7.
  Foreign government bonds..................       884.6...     61.9    (0.4)     946.1.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       695.8...      9.9    (1.0)     704.7.
    Collateralized mortgage obligations.....     2,650.8...     62.6    (8.2)   2,705.2.
    Commercial mortgage backed securities...     2,347.4...    111.8    (9.7)   2,449.5.
    Other asset-backed securities...........       150.3...      7.7    (0.5)     157.5.
  State and municipal bonds.................       157.7...      4.5    (0.6)     161.6.
  Redeemable preferred stocks...............        61.2...     15.0       --      76.2.
                                               ---------    -------- -------  ---------
Total fixed maturity securities.............    31,514.8...  1,945.4  (128.7)  33,331.5.
Equity securities...........................       101.2...     12.5       --     113.7.
                                               ---------    -------- -------  ---------
Total.......................................   $31,616.0... $1,957.9 $(128.7) $33,445.2.
                                               =========    ======== =======  =========
December 31, 2003:
  Corporate bonds...........................   $23,414.0... $1,689.5 $(169.6) $24,933.9.
  U.S. government bonds.....................       196.4...      9.3    (0.2)     205.5.
  Foreign government bonds..................       820.8...     42.2   (13.4)     849.6.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       460.6...     15.2    (1.4)     474.4.
    Collateralized mortgage obligations.....     2,419.3...     66.8    (9.2)   2,476.9.
    Commercial mortgage backed securities...     1,946.6...    118.6   (13.1)   2,052.1.
    Other asset-backed securities...........       152.3...      6.0    (0.5)     157.8.
  State and municipal bonds.................       143.5...      5.3    (0.5)     148.3.
  Redeemable preferred stocks...............        53.7...     10.5    (0.1)      64.1.
                                               ---------    -------- -------  ---------
Total fixed maturity securities.............    29,607.2...  1,963.4  (208.0)  31,362.6.
Equity securities...........................       128.6...     19.0    (0.4)     147.2.
                                               ---------    -------- -------  ---------
Total.......................................   $29,735.8... $1,982.4 $(208.4) $31,509.8.
                                               =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2004
           Due in one year or less..........   $ 1,238.7    $ 1,254.3
           Due after one year through five
            years...........................     6,193.7      6,486.6
           Due after five years through ten
            years...........................     9,709.6     10,305.7
           Due after ten years..............     8,528.5      9,268.0
                                               ---------    ---------
           Subtotal.........................    25,670.5     27,314.6
           Asset and mortgage-backed
            securities......................     5,844.3      6,016.9
                                               ---------    ---------
           Total............................   $31,514.8    $33,331.5
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                               Par Value Amortized Cost Fair Value
                               --------- -------------- ----------
                                          (in millions)
                               -----------------------------------
             December 31, 2004
               Below 5%....... $  823.5     $  251.8     $  250.0
               5%-6%..........  2,331.9      2,318.8      2,348.2
               6%-7%..........  1,560.3      1,567.3      1,614.8
               Above 7%.......  1,684.0      1,706.4      1,803.9
                               --------     --------     --------
               Total.......... $6,399.7     $5,844.3     $6,016.9
                               ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                                 December 31, 2004
               NAIC     Rating Agency
            Designation Equivalent Designation Fair Value  % of Total
            ----------- ---------------------- ----------  ----------
                                               (in millions, except %)
                                               ----------------------
                 1        AAA/AA /A........... $20,132.2      60.4%
                 2        BBB.................  11,054.2      33.2
                 3        BB..................   1,401.0       4.2
                 4        B...................     502.3       1.5
                 5        CCC and lower.......     118.9       0.3
                 6        In or near default..     122.9       0.4
                                               ---------     -----
                          Total............... $33,331.5     100.0%
                                               =========     =====

The major categories of net investment income are as follows:

                                          Year Ended December 31
                                          2004     2003     2002
                                        -------- -------- --------
                                              (in millions)
                                        --------------------------
              Fixed maturity securities $1,932.3 $2,030.1 $2,030.3
              Equity securities........      8.4      9.2     10.1
              Trading securities.......    173.3     41.2       --
              Mortgage loans on real
               estate..................    349.5    337.9    356.3
              Real estate..............     24.7     42.0     45.8
              Policy loans.............    119.2    122.5    133.6
              Invested cash............     20.6      5.3     30.4
              Other investments........     54.3     47.6     18.8
                                        -------- -------- --------
              Investment revenue.......  2,682.3  2,635.8  2,625.3
              Investment expense.......     89.1     95.7     92.2
                                        -------- -------- --------
              Net investment income.... $2,593.2 $2,540.1 $2,533.1
                                        ======== ======== ========

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                                   2004      2003
                                                 --------- --------
                                                   (in millions)
                                                 ------------------
            Year Ended December 31
              Corporate bonds...................  $2,259.0 $2,171.2
              U.S. government bonds.............     307.8    285.9
              Foreign government bonds..........      50.5     46.5
              Asset and mortgage-backed
               securities:
                Mortgage pass-through
                 securities.....................      37.6     18.9
                Collateralized mortgage
                 obligations....................     103.1    110.8
                Commercial mortgage backed
                 securities.....................     151.4    123.1
                Other asset-backed securities...       9.3      9.7
              State and municipal bonds.........      18.8     16.5
              Redeemable preferred stocks.......       2.7      1.7
                                                 --------- --------
            Total fixed maturity securities.....   2,940.2  2,784.3
            Equity securities...................       2.3      2.2
                                                 --------- --------
            Total............................... $ 2,942.5 $2,786.5
                                                 ========= ========

The portion of the market adjustment for trading securities and the corresponding market adjustment for the reinsurance embedded derivative related to trading securities at December 31, 2004 and 2003 was $25.7 million and $307.7 million, respectively.

The Lincoln National Life Insurance Company

The detail of the realized gain (loss) on investments is as follows:

                                               Year Ended December 31
                                               2004    2003     2002
                                              ------  ------  -------
                                                   (in millions)
                                              -----------------------
         Realized loss on investments and
          derivative instruments............. $(58.2) $(16.1) $(262.8)
         Gain on transfer of securities from
          available-for-sale to trading......     --   342.9       --
         Gain (loss) on reinsurance
          embedded derivative/trading
          securities.........................   (1.0)    4.0       --
         Gain (loss) on sale of subsidiaries/
          business...........................   14.1      --    (10.6)
                                              ------  ------  -------
         Total Realized Gain (Loss) on
          Investments........................ $(45.1) $330.8  $(273.4)
                                              ======  ======  =======

The detail of the realized loss on investments and derivative instruments is as follows:

                                            Year Ended December 31
                                            2004     2003     2002
                                          -------  -------  -------
                                                (in millions)
                                          -------------------------
            Fixed maturity securities
             available-for-sale
              Gross gain................. $ 107.6  $ 333.7  $ 163.8
              Gross loss.................  (115.3)  (353.7)  (578.5)
            Equity securities
             available-for-sale
              Gross gain.................    18.7     25.4     11.8
              Gross loss.................    (0.7)    (4.4)   (22.2)
            Other investments............     4.5     28.1     27.2
            Associated (amortization)
             restoration of deferred
             acquisition costs and
             provision for policyholder
             commitments.................   (51.2)   (32.8)   143.2
            Investment expenses..........   (10.3)    (9.9)    (9.3)
                                          -------  -------  -------
            Total Investments............   (46.7)   (13.6)  (264.0)
            Derivative instruments net of
             associated (amortization)
             restoration of deferred
             acquisition costs...........   (11.5)    (2.5)     1.2
                                          -------  -------  -------
            Total Investments and
             Derivative Instruments...... $(58.2)  $ (16.1) $(262.8)
                                          =======  =======  =======

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                            Year Ended December 31
                                             2004    2003    2002
                                            -----   ------  ------
                                                (in millions)
                                            ---------------------
              Fixed maturity securities
               available-for-sale.......... $67.2   $248.8  $296.6
              Equity securities
               available-for-sale..........    --      3.4    21.4
              Mortgage loans on real estate  (2.0)     5.6     9.7
              Real estate..................    --      4.1      --
              Other long-term investments..    --       --     6.4
              Guarantees...................  (0.1)    (0.3)     --
                                            -----   ------  ------
              Total........................ $65.1   $261.6  $334.1
                                            =====   ======  ======

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                          Year Ended December 31
                                           2004   2003    2002
                                          -----  ------ --------
                                              (in millions)
                                          ----------------------
                Fixed maturity securities $61.3  $190.8 $1,219.5
                Equity securities........  (6.1)    7.6     13.0
                                          -----  ------ --------
                Total.................... $55.2  $198.4 $1,232.5
                                          =====  ====== ========

The Lincoln National Life Insurance Company

For total traded and private securities held by LNL at December 31, 2004 and 2003 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                             % Fair Amortized % Amortized Unrealized % Unrealized
                                  Fair Value Value    Cost       Cost        Loss        Loss
                                  ---------- ------ --------- ----------- ---------- ------------
                                                           (in millions)
                                  --------------------------------------------------------------
2004
(less or =) 90 days                $2,263.8   45.1% $2,280.0      44.3%    $ (16.2)      12.6%
90 days but (less or =) 180 days      338.1    6.7%    344.8       6.7%       (6.7)       5.2%
180 days but (less or =) 270 days   1,099.6   21.9%  1,127.9      21.9%      (28.3)      22.0%
270 days but (less or =) 1 year       187.1    3.7%    191.8       3.7%       (4.7)       3.7%
1 year                              1,133.9   22.6%  1,206.7      23.4%      (72.8)      56.5%
                                   --------  -----  --------     -----     -------      -----
Total                              $5,022.5  100.0% $5,151.2     100.0%    $(128.7)     100.0%
                                   ========  =====  ========     =====     =======      =====
2003
(less or =) 90 days                $1,903.7   41.1% $1,923.8      39.8%    $ (20.1)       9.6%
90 days but (less or =) 180 days    1,166.0   25.2%  1,200.7      24.8%      (34.7)      16.7%
180 days but (less or =) 270 days     504.1   10.9%    531.5      11.0%      (27.4)      13.2%
270 days but (less or =) 1 year       141.8    3.1%    147.0       3.0%       (5.2)       2.5%
1 year                                915.7   19.7%  1,036.6      21.4%     (120.9)      58.0%
                                   --------  -----  --------     -----     -------      -----
Total                              $4,631.3  100.0% $4,839.6     100.0%    $(208.3)     100.0%
                                   ========  =====  ========     =====     =======      =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors considered by LNL in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) LNL's ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 9--Fair Value of Financial Instruments to the Consolidated Financial Statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Property and Equipment," include allowances for depreciation as follows:

                                             December 31
                                             2004    2003
                                             -----  ------
                                             (in millions)
                                             ------------
                      Real estate........... $23.5  $ 22.0
                      Property and equipment  49.3   100.9

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                       December 31
                                                      2004    2003
                                                     ------  ------
                                                      (in millions)
                                                     --------------
            Impaired loans with allowance for losses $ 84.0  $120.2
            Allowance for losses....................  (15.5)  (17.5)
                                                     ------  ------
            Net impaired loans...................... $ 68.5  $102.7
                                                     ======  ======

The allowance for losses is maintained at a level believed adequate by LNL to absorb estimated probable credit losses. LNL's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

The Lincoln National Life Insurance Company

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                            Year Ended December 31
                                             2004    2003    2002
                                            -----   ------  -----
                                                (in millions)
                                            --------------------
               Balance at beginning-of-year $17.5   $ 11.9  $ 2.2
               Provisions for losses.......   4.7     16.4   12.7
               Releases due to principal
                paydowns...................  (6.7)   (10.8)  (3.0)
                                            -----   ------  -----
               Balance at end-of-year...... $15.5   $ 17.5  $11.9
                                            =====   ======  =====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                              Year Ended December 31
                                               2004    2003   2002
                                               ------  -----  -----
                                                (in millions)
                                              ----------------------
               Average recorded investment in
                impaired loans............... $100.7   $72.6  $54.0
               Interest income recognized on
                impaired loans...............    9.1     8.1    5.6

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2004 and 2003, LNL had no mortgage loans on non-accrual status. As of December 31, 2004 and 2003, LNL had no mortgage loans past due 90 days and still accruing.

As of December 31, 2004 and 2003, LNL had restructured mortgage loans of $69.5 million and $63.6 million, respectively. LNL recorded $3.6 million and $4.7 million of interest income on these restructured mortgage loans in 2004 and 2003, respectively. Interest income in the amount of $6.4 million and $5.8 million would have been recorded on these mortgage loans according to their original terms in 2004 and 2003, respectively. As of December 31, 2004 and 2003, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2004, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $478.9 million. This includes $181.8 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $147.4 million and $132.1 million at December 31, 2004 and 2003, respectively.

During the third quarter of 2003, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $182.2 million and a carrying value of $167.3 million. LNL received $182.2 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.1 million and $0.03 million were received in 2004 and 2003, respectively. The transaction was hedged with interest rate swaps to lock in the value of the loans. LNL recorded a gain on the hedge of $7.8 million pre-tax and a realized gain on the sale of $14.9 million pre-tax resulting in a total gain of $22.7 million pre-tax. LNL did not retain an interest in the securitized assets.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                            2004   2003    2002
                                           ------ ------ -------
                                               (in millions)
                                           ---------------------
               Current.................... $ 97.7 $ 31.5 $(140.4)
               Deferred...................   95.5  213.4    41.5
                                           ------ ------ -------
               Total tax expense (benefit) $193.2 $244.9 $ (98.9)
                                           ====== ====== =======

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                               Year Ended December 31
                                                2004    2003    2002
                                              -------  ------  ------
                                                   (in millions)
                                              -----------------------
         Tax rate times pre-tax income (loss) $ 271.6  $323.1  $(22.2)
         Effect of:
           Tax-preferred investment income...  (68.7)   (49.7)  (46.6)
           Tax credits.......................  (13.9)   (19.1)  (17.7)
           Other items.......................     4.2    (9.4)  (12.4)
                                              -------  ------  ------
         Provision for income taxes.......... $ 193.2  $244.9  $(98.9)
         Effective tax rate..................      25%     27%    N/M
                                              =======  ======  ======

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax loss of $63.4 million resulted in a tax benefit of $98.9 million in 2002, the effective tax rate was not meaningful.

The Federal income tax liability is as follows:

                                                   December 31
                                                    2004   2003
                                                   ------  -----
                                                   (in millions)
                                                   ------------
                Current........................... $ 47.4  $19.7
                Deferred..........................  102.2   17.2
                                                   ------  -----
                Total Federal income tax liability $149.6  $36.9
                                                   ======  =====

The Lincoln National Life Insurance Company

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    2004      2003
                                                  --------- --------
                                                    (in millions)
                                                  ------------------
           Deferred tax assets:
             Insurance and investment contract
              liabilities........................  $1,158.9 $1,123.7
             Reinsurance deferred gain...........     317.9    321.6
             Net capital loss carryforwards......        --     41.1
             Reinsurance related derivative
              liability..........................     123.7    114.6
             Post-retirement benefits other than
              pensions...........................      17.0      6.1
             Compensation related................      93.1     80.0
             Ceding commission asset.............      12.9     14.8
             Other...............................      50.8     23.8
                                                  --------- --------
           Total deferred tax assets.............   1,774.3  1,725.7
                                                  ========= ========
           Deferred tax liabilities:
             Deferred acquisition costs..........     721.3    607.3
             Net unrealized gain on securities
              available-for-sale.................     653.5    640.9
             Trading security gains..............     115.8    107.8
             Present value of business in-force..     286.7    322.6
             Other...............................      99.2     64.3
                                                  --------- --------
           Total deferred tax liabilities........   1,876.5  1,742.9
                                                  --------- --------
           Net deferred tax liability............ $   102.2 $   17.2
                                                  ========= ========

The Company and its affiliates are part of a consolidated Federal income tax filing with LNC. Cash paid for Federal income taxes in 2004 and 2002 was $56.4 million and $396.5 million, respectively. Net cash received for Federal income taxes in 2003 was $77.9 million due to the carry back of 2002 tax losses.

LNL is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2004 and 2003, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2004 and 2003.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2004, LNL has approximately $200.7 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, is suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. As a result, LNL believes that its dividend activity will be sufficient to eliminate the account balance during the suspension period.

The LNC consolidated return group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). The audits from tax years through 1995 have been completed and these years are closed. The IRS has examined tax years 1996, 1997 and 1998, with assessments resulting in a payment that was not material to the consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which the company continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. LNC and its affiliates are currently under audit by the IRS for years 1999-2002. LNL does not anticipate that any adjustments that might result from such audits would be material to LNL's consolidated results of operations or financial condition.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
5. Supplemental Financial Data

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                           Year Ended December 31
                                           2004     2003     2002
                                         -------  -------  -------
                                               (in millions)
                                         -------------------------
            Insurance assumed........... $   0.3  $   1.0  $   1.1
            Insurance ceded.............  (315.1)  (250.9)  (233.1)
                                         -------  -------  -------
            Net reinsurance premiums and
             fees....................... $(314.8) $(249.9) $(232.0)
                                         =======  =======  =======

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.6 billion in each of the years ended December 31, 2004, 2003 and 2002.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                  Year Ended December 31
                                                    2004        2003*
                                                   --------   --------
                                                     (in millions)
                                                  ---------------------
          Balance at beginning-of-year........... $2,526.5    $2,342.1
          Deferral...............................    839.0       636.1
          Amortization...........................   (411.7)     (275.5)
          Adjustment related to realized gains on
           securities available-for-sale.........    (45.7)      (50.2)
          Adjustment related to unrealized gains
           on securities available-for-sale......    (14.7)     (126.0)
          Cumulative effect of accounting
           change................................    (39.3)         --
                                                   --------   --------
          Balance at end-of-year................. $2,854.1    $2,526.5
                                                   ========   ========

--------
*Amounts have been restated for the reclassification of deferred sales inducements. Refer to Note 2 for additional information.

Realized loss on investments and derivative instruments on the Consolidated Statements of Income for the year ended December 31, 2004, 2003 and 2002 are net of amounts restored or (amortized) against deferred acquisition costs of $(45.7) million, $(50.2) million and $115.0 million, respectively. In addition, realized gains and losses for the year ended December 31, 2004, 2003 and 2002 are net of adjustments made to policyholder reserves of $(1.5) million, $18.0 million and $25.6 million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2004      2003      2002
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  695.2  $  572.3  $  566.7
            Other volume related
             expenses.................    435.0     328.4     264.2
            Operating and
             administrative expenses..    585.7     624.4     664.0
            Deferred acquisition costs
             net of amortization......   (427.3)   (360.6)   (313.1)
            Restructuring charges.....     18.4      45.5        --
            Other intangibles
             amortization.............    102.2      90.9     105.7
            Other.....................     85.4      96.8      95.8
                                       --------  --------  --------
            Total..................... $1,494.6  $1,397.7  $1,383.3
                                       ========  ========  ========

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                                            2004   2003
                                           ------ ------
                                           (in millions)
                                           -------------
                        Life Insurance.... $855.1 $855.1
                        Lincoln Retirement   64.1   64.1
                                           ------ ------
                        Total............. $919.2 $919.2
                                           ====== ======

The Lincoln National Life Insurance Company

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                               As of December 31, 2004     As of December 31, 2003
                             --------------------------- ---------------------------
                             Gross Carrying Accumulated  Gross Carrying Accumulated
                                 Amount     Amortization     Amount     Amortization
                             -------------- ------------ -------------- ------------
                                                  (in millions)
                             -------------------------------------------------------
Amortized Intangible Assets:
  Present value of in-force
    Lincoln Retirement......    $  225.0       $132.4       $  225.0       $111.9
    Life Insurance..........     1,254.2        527.7        1,254.2        445.5
                                --------       ------       --------       ------
Total.......................    $1,479.2       $660.1       $1,479.2       $557.4
                                ========       ======       ========       ======

Future estimated amortization of other intangible assets is as follows (in millions):

                     2005-$72.6 2006-$61.0       2007-$67.8
                     2008- 66.5 2009- 65.5 Thereafter-485.7

A reconciliation of the present value of insurance business acquired included in other intangible assets is as follows:

                                                                                     December 31
                                                                               2004     2003      2002
                                                                             -------  --------  --------
                                                                                    (in millions)
                                                                             ---------------------------
Balance at beginning of year................................................ $ 921.8  $1,012.8  $1,118.5
Interest accrued on unamortized balance (Interest rates range from 5% to 7%)    49.9      55.6      61.4
Amortization................................................................  (152.6)   (146.6)   (167.1)
                                                                             -------  --------  --------
Balance at end-of-year...................................................... $ 819.1  $  921.8  $1,012.8
                                                                             =======  ========  ========

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                                           December 31
                                                         2004      2003
                                                       --------- ---------
                                                          (in millions)
                                                       -------------------
      Premium deposit funds........................... $22,267.3 $21,891.8
      Undistributed earnings on participating business     145.3     155.1
      Other...........................................     714.0     680.9
                                                       --------- ---------
      Total........................................... $23,126.6 $22,727.8
                                                       ========= =========

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                                            December 31
                                                           2004     2003
                                                         -------- --------
                                                           (in millions)
                                                         -----------------
      Short-term debt:                                   $   32.1 $   41.9
                                                         -------- --------
      Long-term debt:
        Surplus notes due Lincoln National Corporation:
          6.56% surplus note, due 2028                   $  500.0 $  500.0
          6.03% surplus note, due 2028                      750.0    750.0
                                                         -------- --------
      Total Surplus Notes...............................  1,250.0  1,250.0
      Mortgage loans on investment real estate..........     47.2       --
                                                         -------- --------
      Total long-term debt.............................. $1,297.2 $1,250.0
                                                         ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note of $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 8). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. After January 5, 2003, subject to approval by the Indiana Insurance Commissioner,

The Lincoln National Life Insurance Company

LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 8). This note calls for LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. After December 18, 2003, subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2004 was $78.8 million and $79.3 million for 2003 and 2002.

--------------------------------------------------------------------------------
6. Insurance Benefit Reserves


LNL issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). LNL also issues variable annuity and life contracts through separate accounts that include various types of GMDB features and a GMWB feature. The GMDB features include those where LNL contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2004 and 2003. (Note that LNL's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

                                                     December 31
                                                     2004        2003
                                                       -----      -----
                                                     In the Event of Death
                                                     ---------------------
                                                     (in billions)
                                                     ---------------------
               Return of net deposit
                 Account value...................... $28.4.....  $25.2....
                 Net amount at risk.................   0.2.....    0.4....
                 Average attained age of
                  contractholders...................    52.....     51....
               Return of net deposits plus a minimum
                return
                 Account value......................  $0.3.....  $ 0.3....
                 Net amount at risk.................    --.....     --....
                 Average attained age of
                  contractholders...................    65.....     64....
                 Guaranteed minimum return..........    5%.....     5%....
               Highest specified anniversary account
                value minus withdrawals post
                anniversary
                 Account value...................... $15.6.....  $12.4....
                 Net amount at risk.................   0.6.....    1.1....
                 Average attained age of
                  contractholders...................    62.....     61....

Approximately $4.2 billion and $0.8 billion of separate account values at December 31, 2004 and 2003, respectively, were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under FAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                                        December 31
                                                        2004   2003
                                                       -----  -----
                                                       (in billions)
                                                       ------------
            Asset Type
              Domestic equity......................... $27.6  $23.2
              International equity....................   3.2    2.4
              Bonds...................................   4.2    3.6
                                                       -----  -----
                Total.................................  35.0   29.2
              Money market............................   3.3    3.2
                                                       -----  -----
                Total................................. $38.3  $32.4
                                                       =====  =====
            Percent of total variable annuity separate
             account values                             88.7%  90.5%
                                                       =====  =====

The Lincoln National Life Insurance Company

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                                                 GMDB
                                                             2004    2003
                                                            ------- ------
                                                             (in millions)
                                                            --------------
       Total:
         Balance at January 1.............................. $  46.4 $ 84.5
         Cumulative effect of implementation of SOP 03-1...   (9.7)     --
         Benefits reserves.................................   (2.1)   (2.6)
         Benefits paid.....................................  (16.4)  (35.5)
                                                            ------- ------
         Balance at December 31............................ $  18.2 $ 46.4
                                                            ======= ======
       Ceded:
         Balance at January 1.............................. $ (3.5) $   --
         Cumulative effect of implementation of SOP 03-1...     1.7     --
         Benefits reserves.................................  (23.2)   (4.7)
         Benefits paid.....................................     7.0    1.2
                                                            ------- ------
         Balance at December 31............................ $(18.0) $ (3.5)
                                                            ======= ======
       Net:
         Balance at January 1.............................. $  42.9 $ 84.5
         Cumulative effect of implementation of SOP 03-1...   (8.0)     --
         Benefits reserves.................................  (25.3)   (7.3)
         Benefits paid.....................................   (9.4)  (34.3)
                                                            ------- ------
         Balance at December 31............................ $   0.2 $ 42.9
                                                            ======= ======

The offset to the benefit reserve amounts above are reflected in benefits in the Consolidated Statements of Income. Effective July 1, 2003, LNL entered into an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, LNL ceded a portion of its GMDB and all of its GMWB risks to LNR Barbados. The treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. At the time of the amendment, LNL transferred its existing remaining GMDB reserves ($36 million) to LNR Barbados. In addition to the reserve transfer, LNL paid premiums to LNR Barbados totaling $54.3 million and $13.2 million in 2004 and 2003, respectively, related to this agreement. These reinsurance premiums are reflected as an offset in insurance premiums in the Consolidated Statements of Income.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
7. Benefit Plans

Pension and Other Post-retirement Benefit Plans--U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNC 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' post-retirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. This amendment to the plan resulted in the immediate recognition at the end of 2003 of a one-time curtailment gain of $2.3 million pre-tax. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' post-retirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' post-retirement plan was changed to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

As discussed in Note 2, the Medicare Act became law in 2003. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued FSP 106-1, which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act.

LNL elected to defer accounting for the effects of the Medicare Act. Accordingly, the measures of accumulated post-retirement benefit obligation and periodic post-retirement benefit cost in LNL's financial statements for the year ended December 31, 2003, do not reflect the effects of the Medicare Act.

In May 2004, the staff of the FASB issued FSP 106-2, which requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004.

LNC and LNL completed their analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in the third quarter of 2004. The implementation did not have a material effect on LNL's results of operations.

The Lincoln National Life Insurance Company

Obligations, Funded Status and Assumptions
Information with respect to LNC's defined benefit plan asset activity and defined benefit plan obligations as it relates to LNL employees is as follows:

                                                       Year Ended December 31
                                                  --------------------------------------
                                                                   Other Post-retirement
                                                  Pension Benefits       Benefits
                                                  ---------------        --
                                                    2004    2003    2004       2003
                                                  -------  ------   ------     ------
                                                           (in millions)
Change in plan assets:
  Fair value of plan assets at beginning-of-year.  $436.9  $343.0  $   --     $   --
  Transfers of assets............................      --     0.9      --         --
  Actual return on plan assets...................    46.8    79.2      --         --
  Company contributions..........................    32.7    40.5     6.5        4.6
  Administrative expenses........................   (2.0)    (1.8)     --         --
  Benefits paid..................................  (36.1)   (24.9)   (6.5)      (4.6)
                                                  -------  ------   ------     ------
  Fair value of plan assets at end-of-year.......   478.3   436.9      --         --
                                                  =======  ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........   449.9   441.1    79.1       88.9
  Transfers of benefit obligations...............      --     0.6      --         --
  Medicare Part D Subsidy........................     1.1      --    (5.1)        --
  Service cost...................................    16.7    18.1     1.7        1.4
  Interest cost..................................    28.5    27.2     4.6        4.9
  Plan participants' contributions...............      --      --     1.4        1.0
  Special termination benefits...................     0.1     1.4      --         --
  Plan curtailment gain..........................      --      --      --       (2.3)
  Actuarial (gains) losses.......................    32.7   (13.6)    7.7      (10.2)
  Benefits paid..................................  (36.1)   (24.9)   (6.5)      (4.6)
                                                  -------  ------   ------     ------
  Benefit obligation at end-of-year..............   492.9   449.9    82.9       79.1
                                                  =======  ======   ======     ======
Underfunded status of the plans..................   (14.6)  (13.0)  (82.9)     (79.1)
Unrecognized net actuarial (gains) losses........    60.3    38.4     1.5       (1.9)
Unrecognized prior service cost..................   (14.9)  (17.0)     --         --
                                                  -------  ------   ------     ------
Prepaid (accrued) benefit cost................... $  30.8  $  8.4  $(81.4)    $(81.0)
                                                  =======  ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................    6.00%   6.50%   6.00%      6.50%
  Expected return on plan assets.................    8.25%   8.25%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................    4.00%   4.00%     --         --
  All other plans................................    4.00%   4.00%   4.00%      4.00%

LNL uses a December 31 measurement date for its pension and post-retirement plans.

The expected return on plan assets for both 2004 and 2003 was 8.25%. This rate is initially established at the beginning of the plan year based on the historical rates of return and is reevaluated based on the actual return through an interim date during the current plan year. As there was not a significant variance between the projected actual return for both 2003 and 2004 and the expected return of 8.25%, LNL maintained the expected return at 8.25% for the actuarial valuation calculated at the end of each year.

The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 9.5% for 2004. It further assumes the rate will gradually decrease to 5.0% by 2015 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated post-retirement benefits obligation as of December 31, 2004 and 2003 by $5.6 million and $4.6 million, respectively. The aggregate of the estimated service and interest cost components of net periodic post-retirement benefits cost for the year ended December 31, 2004 and 2003 would increase by $0.5 million and $0.4 million, respectively.

The Lincoln National Life Insurance Company

Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                  December 31
                                                  2004   2003
                                                 ------ ------
                                                 (in millions)
                                                 -------------
                  Accumulated benefit obligation $135.5 $127.8
                  Projected benefit obligation..  136.3  129.6
                  Fair value of plan assets.....   81.8   78.2

Minimum Pension Liability Adjustment

                                                                                                                Year Ended
                                                                                                                December 31
                                                                                                               2004   2003
                                                                                                               ----- ------
                                                                                                               (in millions)
                                                                                                               ------------
Increase/(decrease) in minimum pension liability adjustment included in other comprehensive income (after-tax) $ 3.7 $(42.6)

                                                                                                               December 31,
                                                                                                               2004   2003
                                                                                                               ----- ------
Minimum pension liability adjustment included in accumulated other comprehensive income (after-tax)........... $13.0 $  9.3

Components of Net Periodic Pension Cost

The components of net defined benefit pension plan and post-retirement benefit plan expense are as follows:

                                                   Year Ended December 31
                                                                Other Post-retirement
                                           Pension Benefits           Benefits
                                        ----------------------  -------------------
                                         2004    2003    2002    2004    2003   2002
                                        ------  ------  ------  -----   -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 17.2  $ 19.4  $ 17.8  $ 1.7   $ 1.4  $ 1.4
Interest cost..........................   28.5    27.2    26.8    4.6     5.0    5.1
Expected return on plan assets.........  (35.2)  (27.7)  (27.1)    --      --     --
Amortization of prior service cost.....   (2.2)   (2.2)   (2.4)    --      --     --
Recognized net actuarial (gains) losses    0.7     5.7     0.2   (0.8)   (0.2)  (0.4)
                                        ------  ------  ------  -----   -----  -----
Net periodic benefit cost.............. $  9.0  $ 22.4  $ 15.3  $ 5.5   $ 6.2  $ 6.1
                                        ======  ======  ======  =====   =====  =====

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $3.0 million, $3.7 million, and $1.0 million in 2004, 2003 and 2002, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

Plan Assets
Defined benefit pension plan assets allocations at December 31, 2004 and 2003, by asset category are as follows:

                                                 2004   2003
                                                -----  -----
                   Asset Category
                     Equity securities.........  63.6%  61.9%
                     Fixed income securities...  31.7   30.7
                     Real estate...............   1.2    5.6
                     Cash and cash equivalents.   3.5    1.8
                                                -----  -----
                     Total..................... 100.0% 100.0%
                                                =====  =====

The Lincoln National Life Insurance Company

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                                     Weighting Range
                                                     ---------------
              Asset Category
                Cash................................          0-20%
                Guaranteed Products.................          0-20%
                Fixed Income........................         20-80%
                  Long-term......................... 0-10%
                  High-Yield........................ 0-10%
                  International/Emerging Markets*... 0-10%
                Real Estate.........................          0-20%
                Equities............................         20-80%
                  Small-cap......................... 0-20%
                  International*.................... 0-20%
                  Emerging Markets*................. 0-10%
                Other...............................          0-20%
                Total International**...............          0-25%

--------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.
*Currency exposure can be hedged up to 100%
**International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

The Lincoln National Life Insurance Company

Plan Cash Flows

LNL expects to contribute between $0.0 million and $19.8 million to LNC's defined benefit pension plans in 2005. In addition, LNL expects to fund approximately the following amounts for benefit payments for unfunded non-qualified U.S. defined benefit plans:

                                    Post Retirement Plans
                      -------------------------------------------------
                                                                Not
                                         Reflecting          Reflecting
                      Non-Qualified U.S.  Medicare  Medicare  Medicare
                       Defined Benefit     Part D    Part D    Part D
        (in millions)    Pension Plan     Subsidy   Subsidy   Subsidy
        ------------- ------------------ ---------- -------- ----------
        Year
        ----
         2005........       $ 3.5          $ 5.7     $  --     $ 5.7
         2006........         3.5            4.4      (0.6)      5.0
         2007........         4.0            4.4      (0.6)      5.0
         2008........         4.3            4.3      (0.7)      5.0
         2009........         4.4            4.2      (0.7)      4.9
         Thereafter..        29.9           19.1      (3.5)     22.6

401(k).
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. LNL's expense for the 401(k) plan amounted to $25.2 million, $22.9 million, and $12.6 million in 2004, 2003 and 2002, respectively.

Deferred Compensation Plans.
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense/(income) for these plans amounted to $6.8 million, $17.0 million, and $(3.6) million in 2004, 2003 and 2002, respectively. These expenses reflect both LNL's employer matching contributions of $2.1 million, $2.4 million and $1.1 million, as well as changes in the measurement of LNL's liabilities net of LNC's total return swap under these plans of $4.7 million, $14.6 million and $(4.7) million for 2004, 2003 and 2002 respectively.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

LNL's total liabilities associated with these plans were $126.1 million and $123.9 million at December 31, 2004 and 2003, respectively.

Stock-Based Incentive Compensation Plans.
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries (including employees, agents and directors of LNL) that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, and restricted stock awards. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. Awards under this plan for 2004 consisted of 35,796 10-year LNC stock options, 372,970 performance share units that could result in the issuance of LNC shares, and cash awards. As of December 31, 2004, 139,377 stock options and 605,135 performance share units of these awards were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of the three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

The Lincoln National Life Insurance Company

Total compensation expense for LNL under LNC's incentive plans involving performance vesting for 2004 was $0.6 million relating to stock options, $11.2 million relating to performance shares, and $0.7 million relating to cash awards. Total compensation expense for LNL under LNC's incentive plans involving performance vesting for 2003 was $0.2 million relating to stock options, $2.7 million relating to performance shares, and $0.2 million relating to cash awards. The amount of stock option expense for the performance vesting awards is included in the total LNL stock option expense discussed below. All expense calculations for performance vesting stock options, performance shares, and performance vesting cash awards that were granted in 2004 and 2003 have been based upon the current assumption that the actual performance achievement over the three-year performance measurement period will result in target levels of long-term incentive compensation payouts. As the three-year performance period progresses, LNC will continue to refine its estimate of the expense associated with these awards so that by the end of the three-year performance period, LNL's cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%. The reload feature is not available for options granted after 2002.

Effective January 1, 2003, LNL adopted the fair value recognition method of accounting for its stock option incentive plans under FAS 123, which is considered the preferable accounting method for stock based compensation. Previously, LNL accounted for its stock option incentive plans using the intrinsic value method of accounting under the recognition and measurement provisions of APB 25, and related interpretations. For more information, see Footnote 2 in the Notes to Consolidated Financial Statements.

Information with respect to LNL stock options outstanding at December 31, 2004 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2004          (Years)       Exercise Price       2004       Exercise Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$21-$30      784,141          4.95            $25.35          649,552         $25.40
 31- 40      499,406          3.82             38.15          482,070          38.26
 41- 50    1,802,342          4.86             44.41        1,557,320          44.39
 51- 60    1,871,236          5.53             51.36        1,545,363          51.21
-------    ---------                                        ---------
$21-$60    4,957,125                                        4,234,305
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                      2004   2003   2002
                                                     -----  -----  ------
      Dividend yield................................   3.0%   5.0%    2.5%
      Expected volatility...........................  28.7%  39.8%   39.6%
      Risk-free interest rate.......................   2.7%   2.2%    4.5%
      Expected life (in years)......................   3.6    3.6     4.2
      Weighted-average fair value per option granted $8.61  $5.55  $16.00

The Lincoln National Life Insurance Company

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2002..........  7,233,277      $39.20     4,213,907     $39.05
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------
Balance at December 31, 2002........  6,638,671       41.39     4,035,327      40.00
                                     ==========      ======
Granted-original....................    288,165       25.54
Granted-reloads.....................     13,696       35.28
Exercised (includes shares tendered)   (332,769)      24.22
Forfeited...........................   (540,328)      41.21
                                     ----------      ------
Balance at December 31, 2003........  6,067,435       41.57     4,681,490      41.49
                                     ==========      ======
Granted-original....................     35,796       47.55
Granted-reloads.....................     43,681       45.54
Exercised (includes shares tendered)   (883,042)      46.97
Forfeited...........................   (306,745)      48.07
                                     ----------      ------
Balance at December 31, 2004........  4,957,125      $43.39     4,234,305     $43.27
                                     ==========      ======     =========     ======

Total compensation expense for incentive plans involving stock options granted to LNL employees and agents, for 2004, 2003, and 2002 was $6.8 million, $13.9 million, and $18.7 million, respectively.

Stock Appreciation Rights Incentive Plan.
LNC has in place a stock appreciation right ("SAR") incentive program for LNL agents that do not meet the stringent definition of a common law employee. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized for the SAR program for 2004, 2003 and 2002 was $6.2 million, $6.8 million and $(0.7) million, respectively. The mark-to-market gain (loss) recognized through net income on the call options on LNC stock for 2004, 2003 and 2002 was $2.4 million, $0.3 million and $(6.7) million, respectively. The SAR liability at December 31, 2004 and 2003 was $9.4 million and $9.8 million, respectively.

Information with respect to the LNC SARs incentive plan outstanding for LNL agents at December 31, 2004 is as follows:

                    SARs Outstanding                             SARs Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices       2004          (Years)       Exercise Price       2004           Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$20-$30      369,685          2.03            $24.96         180,604          $24.80
 31- 40        9,066          2.39             34.49           4,100           35.93
 41- 50      590,874          2.16             44.87         283,922           43.60
 51- 60      321,875          2.20             52.10         161,365           52.10
-------    ---------                                         -------
$20-$60    1,291,500                                         629,991
=======    =========                                         =======

The Lincoln National Life Insurance Company

The option price assumptions used for grants to LNL agents under the LNC SAR plan were as follows:

                                                    2004   2003   2002
                                                   -----  -----  ------
       Dividend yield.............................   3.0%   4.6%    2.7%
       Expected volatility........................  25.0%  35.0%   29.5%
       Risk-free interest rate....................   3.1%   3.3%    5.0%
       Expected life (in years)...................   5.0    5.0     5.0
       Weighted-average fair value per SAR granted $8.98  $9.05  $10.86

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                         SARs Outstanding         SARs Exercisable
                                     ------------------------- ----------------------
                                                  Weighted-              Weighted-
                                                   Average                Average
                                       Shares   Exercise Price Shares  Exercise Price
                                     ---------  -------------- ------- --------------
Balance at January 1, 2002.......... 1,125,091      $33.85     102,710     $25.02
Granted-original....................   383,675       51.95
Exercised (includes shares tendered)   (90,818)      28.57
Forfeited...........................   (35,700)      34.95
                                     ---------      ------
Balance at December 31, 2002........ 1,382,248       39.20     301,108      32.06
                                     =========      ======
Granted-original....................   326,650       25.28
Exercised (includes shares tendered)   (63,224)      24.72
Forfeited...........................   (46,150)      39.57
                                     ---------      ------
Balance at December 31, 2003........ 1,599,524       36.92     597,892      36.45
                                     =========      ======
Granted-original....................   190,250       47.58
Exercised (includes shares tendered)  (344,588)      28.32
Forfeited...........................  (153,686)      35.83
                                     ---------      ------
Balance at December 31, 2004........ 1,291,500       40.90     629,991      40.34
                                     =========      ======     =======     ======

In addition to the stock-based incentives discussed above, LNC has awarded restricted shares of LNC stock, generally subject to a three-year vesting period, to LNL employees. Information with respect to LNC Restricted stock (non-vested stock) awarded to LNL employees from 2002 through 2004 was as follows:

                                                      2004    2003    2002
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  68,730  10,910  46,500
   Weighted-average price per share at time of grant $ 47.46 $ 31.41 $ 33.55

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
8. Restrictions, Commitments and Contingencies

Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for LNL excluding the insurance subsidiaries sold to Swiss Re in 2001, was $310 million, $267 million and $(252) million for 2004, 2003 and 2002, respectively. In December 2001, Swiss Re acquired LNL's reinsurance operations. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. See Note 12 for further discussion of Swiss Re's acquisition of LNL's reinsurance operation.

Shareholder's equity as determined in accordance with statutory accounting practices for LNL was $3.0 billion and $2.8 billion for December 31, 2004 and 2003, respectively.

LNL acquired a block of individual life insurance and annuity business from CIGNA in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, LNL's statutory earned surplus was negative.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. As a result of negative statutory earned surplus, LNL was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, LNL received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from LNL's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNL's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for LNL at December 31, 2001.

In general, a dividend is not subject to prior approval from the Commissioner provided LNL's statutory earned surplus is positive and the proposed dividend, plus all other dividends made within the twelve consecutive months prior to the date of the proposed dividend, does not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by LNL to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus earnings in 2002, LNL's statutory earned surplus was negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, dividends paid by LNL in 2003 were subject to prior approval from the Commissioner.

Dividends of $200 million were paid by LNL to LNC in three quarterly installments during 2003. A special request was made for each payment and each was approved by the Commissioner. Dividends of $150 million were paid by LNL to LNC in three quarterly installments during 2004. Due to statutory earnings and favorable credit markets, LNL's 2004 dividends did not require prior approval. Based upon anticipated on-going positive statutory earnings and favorable credit markets, LNL expects it could continue to pay dividends in 2005 without prior approval from the Commissioner.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers. These include reserve requirements, which differ from the State of Indiana and, in most cases, are more restrictive thus reducing LNL's total adjusted capital as reported to New York.

Reinsurance Contingencies

See Note 12, "Acquisitions and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNL's reinsurance operations in December 2001.

LNL's amounts recoverable from reinsurers represents receivables from and reserves ceded to reinsurers. LNL obtains reinsurance from a diverse group of reinsurers and monitors concentration as well as financial strength ratings of LNL's principal reinsurers. LNL's principal reinsurers are strongly rated companies, with Swiss Re representing the largest exposure. As discussed above, LNL sold its reinsurance business to Swiss Re through an indemnity reinsurance arrangement in 2001. Because LNL is not relieved of its liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on the Consolidated Balance Sheet of LNL with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $4.1 billion at December 31, 2004, and is included in amounts recoverable from reinsurers. During 2004, Swiss Re funded a trust for $2.0 billion to support this business. In addition to various remedies that LNL would have in the event of a default by Swiss Re, LNL continues to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and crtain mortgage loans. LNL's funds withheld and embedded derivative liabilities at December 31, 2004 included $1.6 billion and $0.3 billion, respectively, related to the business reinsured by Swiss Re.

Marketing and Compliance Issues

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of

The Lincoln National Life Insurance Company mutual fund and variable insurance products and broker- dealer access arrangements. Like others in the industry, LNL has received inquiries including requests for information and/or subpoenas from various authorities including the SEC, NASD, and the New York Attorney General. LNL is in the process of responding to these inquiries and continues to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2004, 2003 and 2002 was $54.7 million, $55.7 million and $55.5 million, respectively. Future minimum rental commitments are as follows (in millions):

            2005-$      53.9 2006-$      47.2 2007-$            44.4
                  2008- 37.7       2009- 28.6       Thereafter- 14.7

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNL completed renegotiations and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45.0 million to $50.0 million.

Insurance Ceded and Assumed

LNL cedes insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy was to retain no more than $10 million on a single insured life. Beginning in 2003, the new business retention policy for fixed life insurance (primarily universal life and interest sensitive whole life) and variable universal life insurance is to retain no more than $5 million on a single insured life. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance ("COLI") is $1 million and $2 million, respectively. Portions of LNL's deferred annuity business have been reinsured on a Modco basis with other companies to limit LNL's exposure to interest rate risks. At December 31, 2004, the reserves associated with these reinsurance arrangements totaled $2.4 billion. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL remains liable if its reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

LNL's reinsurance operations were acquired by Swiss Re in December 2001. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. Under the indemnity reinsurance agreements, Swiss Re reinsured certain liabilities and obligations of LNL. Because LNL is not relieved of its legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re.

Vulnerability from Concentrations

At December 31, 2004, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2004, 27.5% of such mortgages, or $0.9 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $37.0 million. Also at December 31, 2004, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position.

Although LNL does not have any significant concentration of customers, LNL's Retirement segment has had a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. Prior to 2003, AFD used wholesalers who focus on both American Funds mutual funds as well as American Legacy Variable Annuity products. In 2002, LNL and AFD agreed to transition the wholesaling of American Legacy to LFD, which was completed in 2003. The American Legacy Variable Annuity product line sold through LFD accounted for about 30% and 17% of LNL's total gross annuity deposits in 2004 and 2003, respectively, compared with about 15% sold through AFD in 2002. In addition the American Legacy Variable Annuity product line represents approximately 36% and 35% of LNL's total gross annuity account values at December 31, 2004 and 2003 respectively.

The Lincoln National Life Insurance Company

Other Contingency Matters

LNC and LNL are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

LNC and LNL have pursued claims with their liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNC and LNL settled their claims against three liability carriers on a favorable basis, and settled their claims against a fourth liability insurance carrier on a favorable basis in 2004.

For discussion of the resolution of legal proceedings related to LNL's sale of its former reinsurance business to Swiss Re, refer to the discussion of Reinsurance Contingencies above.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $4.6 million and $6.0 million were outstanding at December 31, 2004 and 2003, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNL is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by its risk management committee as part of that committee's oversight of LNL's derivative activities. LNL's derivative instruments committee is responsible for implementing various hedging

The Lincoln National Life Insurance Company strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                                   Assets (Liabilities)
                                                                                              ------------------------------
                                                                              Notional or     Carrying Value/ Carrying Value/
                                                                            Contract Amounts    Fair Value      Fair Value
                                                                           ------------------ --------------- ---------------
                                                                              December 31               December 31
                                                                             2004      2003        2004            2003
                                                                           --------- -------- --------------- ---------------
                                                                                             (in millions)
                                                                           -------------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements............................................  $4,000.0 $2,550.0     $   3.8         $  13.2
  Interest rate swap agreements...........................................     445.5    422.3        28.9            40.6
                                                                           --------- --------     -------         -------
Total interest rate derivative instruments................................   4,445.5  2,972.3        32.7            53.8
Foreign currency derivative instruments -- Foreign currency swaps.........      41.8     17.9        (5.6)           (1.5)
Credit derivative instruments -- Credit default swaps.....................      13.0      8.0         0.1             0.2
Equity indexed derivative instruments -- Call options (based on LNC Stock)       1.3      1.5        15.0            16.0
Embedded derivatives per FAS 133..........................................        --       --      (340.8)         (325.3)
                                                                           --------- --------     -------         -------
Total derivative instruments*............................................. $ 4,501.6 $2,999.7     $(298.6)        $(256.8)
                                                                           ========= ========     =======         =======

--------
* Total derivative instruments for 2004 are composed of assets of $52.7 million and $0.7 million and a liability of $352.0 million on the Consolidated Balance Sheet in derivative investments, insurance policy and claim reserves and reinsurance related derivative liability, respectively. Total derivative instruments for 2003 are composed of an asset of $68.6 million and a liability of $325.3 million on the Consolidated Balance Sheet in derivative instruments and reinsurance related derivative liability, respectively.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                Interest Rate     Interest Rate   Foreign Currency
                                Cap Agreements   Swap Agreements  Swap Agreements
                              -----------------  ---------------  ---------------
                                 December 31       December 31    December 31
                                2004     2003     2004     2003   2004     2003
                              -------- --------  ------  -------  ----     -----
                                               (in millions)
                              ---------------------------------------------------
 Balance at beginning-of-year $2,550.0 $1,276.8  $422.3  $ 429.1  17.9     61.5
 New contracts...............  1,450.0  1,500.0    50.5    260.0  26.0       --
 Terminations and maturities.       --   (226.8)  (27.3)  (266.8) (2.1)   (43.6)
                              -------- --------  ------  -------   ----    -----
 Balance at end-of-year...... $4,000.0 $2,550.0  $445.5  $ 422.3  41.8     17.9
                              ======== ========  ======  =======   ====    =====

                                                Call Options
                                 Credit Default   (Based on
                                     Swaps       LNC Stock)     Swaptions
                                 -------------  ------------  ------------
                                  December 31    December 31   December 31
                                  2004   2003    2004   2003  2004   2003
                                 -----  ------  -----  -----  ---- -------
                                               (in millions)
                                 -----------------------------------------
    Balance at beginning-of-year $ 8.0  $ 26.0  $ 1.5  $ 1.3  $--  $ 180.0
    New contracts...............  10.0      --    0.2    0.3   --       --
    Terminations and maturities.  (5.0)  (18.0)  (0.4)  (0.1)  --   (180.0)
                                 -----  ------  -----  -----  ---  -------
    Balance at end-of-year...... $13.0  $  8.0  $ 1.3  $ 1.5  $--  $    --
                                 =====  ======  =====  =====  ===  =======

The Lincoln National Life Insurance Company

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2004 and 2003, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended December 31, 2004, 2003 and 2002, LNL recognized a net (loss) gain of ($7.4 million, after tax after-DAC), ($1.6 million, after-tax after DAC), and $0.8 million, after-tax after-DAC, respectively, in net income as a component of realized investment gains and losses. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain (loss) on swap terminations. For the years ended December 31, 2004, 2003 and 2002, LNL recognized a loss of $10.3 million, after-tax after-DAC, $7.6 million, after-tax after-DAC, and a gain of $8.8 million, after-tax after DAC, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements.
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2004, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps.
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2005 through 2014.

Call Options on LNC Stock.
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the Consolidated Statements of Income except where otherwise noted below).

Interest Rate Swap Agreements.
LNL used a forward starting interest rate swap agreement to hedge its exposure to the forecasted sale of mortgage loans. LNL was required to pay the counterparty a predetermined fixed stream of payments, and in turn, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain
(loss) on investments and derivative instruments. As of December 31, 2004, there were no forward starting interest rate swap agreements.

Interest Rate Cap Agreements.
The interest rate cap agreements, which expire in 2006 through 2009, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly

The Lincoln National Life Insurance Company increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions.
Swaptions entitled LNL to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under FAS 133. Therefore, the swaptions did not qualify for hedge accounting under FAS 133. At December 31, 2004, there were no outstanding swaptions.

Credit Default Swaps.
LNL buys credit default swaps, which expire in 2006, to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant. As of December 31, 2004, LNL had bought credit swaps with a notional amount of $8.0 million. The credit default swaps expire in 2006.

LNL also sells credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to LNL at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2004, LNL had a credit swap with a notional amount of $5.0 million. The credit default swap expires in 2009.

Call Options on LNC Stock.
As discussed previously in the Cash Flow Hedges section above, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Deferred Compensation Plan.
LNL has certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Modified Coinsurance Agreements with Funds Withheld Arrangements.
LNL is involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

Derivative Instrument Embedded in Variable Annuity Products.
LNL has certain variable annuity products with a GMWB feature that is an embedded derivative. The change in fair value of the embedded derivatives flows through net income through the benefits line in the Consolidated Statements of Income.

Derivative Instruments Embedded in Available-for-Sale Securities.
LNL owns various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under FAS 133.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2003 through December 31, 2004 are not discussed in this disclosure.

Additional Derivative Information.
Income for the agreements and contracts described above amounted to $26.0 million, $22.9 million and $10.4 million in 2004, 2003 and 2002, respectively. The increase in income from 2002 to 2003 was primarily because of increased income on equity options and interest rate swaps.

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2004, the exposure was $42.1 million.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
9. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities -- Available-for-Sale and Trading
Securities.
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate.
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans.
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments.
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values.

Other Investments, and Cash and Invested Cash.
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts.
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term and Long-term Debt.
Fair values for long-term debt issues are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

Guarantees.
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

Investment Commitments.
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts.
Assets held in separate accounts are reported in the accompanying Consolidated Balance Sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The Lincoln National Life Insurance Company

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               -------------- ----------  -------------- ----------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2004         2004          2003         2003
                                                               -------------- ----------  -------------- ----------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $33,331.5    $ 33,331.5    $ 31,362.6   $ 31,362.6
  Equity securities...........................................       113.7         113.7         147.2        147.2
  Trading Securities..........................................     2,942.5       2,942.5       2,786.5      2,786.5
  Mortgage loans on real estate...............................     3,855.1       4,144.4       4,189.5      4,550.1
  Policy loans................................................     1,864.7       2,020.7       1,917.8      2,086.4
  Derivative instruments*.....................................      (298.6)       (298.6)       (256.7)      (256.7)
  Other investments...........................................       369.1         369.1         363.4        363.4
  Cash and invested cash......................................     1,237.7       1,237.7       1,442.8      1,442.8
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.   (21,703.9)    (21,758.4)    (21,354.6)   (21,446.0)
  Remaining guaranteed interest and similar contracts.........       (45.2)        (46.7)        (86.7)       (91.2)
  Short-term debt.............................................       (32.1)        (32.1)        (41.9)       (41.9)
  Long-term debt..............................................    (1,297.2)     (1,254.7)     (1,250.0)    (1,205.0)
  Guarantees..................................................          --            --          (0.1)          --
  Investment commitments......................................          --           0.3            --          0.2

--------
*Total derivative instruments for 2004 are composed of assets of $52.7 million and $0.7 million and a liability of $352.0 million on the Consolidated Balance Sheet in derivative investments, insurance policy and claim reserves and reinsurance related derivative liability, respectively. Total derivative instruments for 2003 are composed of an asset of $68.6 million and a liability of $325.3 million on the Consolidated Balance Sheet in derivative instruments and reinsurance related derivative liability, respectively.

As of December 31, 2004 and 2003, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $434.4 million and $448.6 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
10. Segment Information

LNL has two business segments: Lincoln Retirement and Life Insurance.

The Lincoln Retirement segment, with principal operations in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, LFD, as well as LNL's retail unit, LFA. In addition, Lincoln Retirement has alliances with a variety of unrelated companies where LNL provides the manufacturing platform for annuity products and the alliance company provides investment management, marketing and distribution.

The Life Insurance segment, with principal operations in Hartford, Connecticut, and additional offices in Fort Wayne, Indiana and Schaumberg, Illinois, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, corporate owned life insurance, linked-benefit life (a universal life product with a long-term care benefit) and term life insurance. The Life Insurance segment's products are primarily distributed through LFD and LFA.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., corporate investment income, interest expense on corporate debt, unallocated overhead expenses, and the operations of LFA and LFD) in Other Operations. The gain resulting from the 2001 indemnity reinsurance transaction with Swiss Re for acquisition of LNL's reinsurance business was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain are reported within LNL's Other Operations.

The Lincoln National Life Insurance Company

Financial data by segment for 2002 through 2004 is as follows:

                                           Year Ended December 31
                                          2004      2003      2002
                                       ---------  --------  --------
                                               (in millions)
                                       -----------------------------
          Revenue:
            Lincoln Retirement........  $2,064.1  $1,963.9  $1,976.6
            Life Insurance............   1,937.0   1,905.4   1,881.7
                                       ---------  --------  --------
              Segment Operating
               Revenue................   4,001.1   3,869.3   3,858.3
            Other Operations..........     930.8     731.7     744.4
            Consolidating
             adjustments..............    (360.3)   (251.3)   (228.4)
            Net realized investment
             results (1)..............     (45.1)    330.8    (273.4)
                                       ---------  --------  --------
          Total.......................   4,526.5   4,680.5   4,100.9
                                       =========  ========  ========
          Net Income:
            Lincoln Retirement........     370.2     324.3     178.8
            Life Insurance............     275.2     264.2     269.0
                                       ---------  --------  --------
              Segment Income from
               Operations.............     645.4     588.5     447.8
            Other Operations..........     (22.3)    (77.7)    (52.4)
            Other Items (2)...........     (11.9)    (29.6)     (0.1)
            Net realized investment
             results (3)..............    (29.4)     215.4    (175.3)
            Reserve development net
             of related amortization
             on business sold
             through
             reinsusrance.............       0.9     (18.5)   (184.6)
                                       ---------  --------  --------
              Income before
               cumulative effect of
               accounting
               change.................     582.7     678.1      35.4
            Cumulative effect of
             accounting change........     (25.6)   (236.6)       --
                                       ---------  --------  --------
          Net Income.................. $   557.1  $  441.5  $   35.4
                                       =========  ========  ========

                                                December 31
                                              2004        2003
                                           ----------  ---------
                                               (in millions)
                                           ---------------------
              Assets:
                Lincoln Retirement........  $68,280.5  $61,569.5
                Life Insurance............   22,803.8   21,240.0
                Other Operations..........   14,224.7   14,055.0
                Consolidating adjustments.       (1.3)      (1.3)
                                           ----------  ---------
              Total....................... $105,307.7  $96,863.2
                                           ==========  =========

--------
/(1)/Includes realized losses on investments of $46.7 million, $13.6 million and $264.0 million for 2004, 2003 and 2002, respectively; realized gains (losses) on derivative instruments of $(11.5) million, $(2.5) million and $1.2 million for 2004, 2003 and 2002, respectively; gain on transfer of securities from available-for-sale to trading of $342.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $(1.0) million and $4.0 million in 2004 and 2003, respectively; and gain
     (loss) on sale of subsidiaries/businesses of $14.1 million and $(10.6) million for 2004 and 2002, respectively.
/(2)/Represents restructuring charges.
/(3)/Includes realized losses on investments of $21.4 million, $8.5 million and $176.1 million for 2004, 2003 and 2002, respectively; realized gains (losses) on derivative instruments of $(7.4) million, $(1.6) million and $0.8 million for 2004, 2003 and 2002, respectively; gain on transfer of securities from available-for-sale to trading of $222.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $(0.6) million and $2.6 million for 2004 and 2003, respectively.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
11. Shareholder's Equity

All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2004       2003
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $33,445.2  $31,509.8
         Cost of securities available-for-sale..  31,616.0   29,735.8
                                                 ---------  ---------
         Unrealized gain........................   1,829.2    1,774.0
         Adjustments to deferred acquisition
          costs.................................    (571.6)    (549.0)
         Amounts required to satisfy
          policyholder commitments..............     (53.7)     (50.9)
         Foreign currency exchange rate
          adjustment............................      17.4       12.6
         Deferred income taxes..................    (440.1)    (428.7)
                                                 ---------  ---------
         Net unrealized gain on securities
          available-for-sale.................... $   781.2  $   758.0
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the deferred acquisition costs asset line and included within the insurance policy and claim reserve line on the Consolidated Balance Sheets.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2004    2003   2002
                                               ------  ------ ------
                                                   (in millions)
                                               --------------------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $116.3  $746.8 $774.4
           Less:
             Reclassification adjustment for
              gains (losses) on disposals of
              prior year inventory included
              in net income (1)...............   81.7   205.7  (72.1)
             Federal income tax expense on
              reclassification................   11.4    23.4  315.4
             Transfer from available-for-sale
              to trading securities...........     --   342.9     --
             Federal income tax expense on
              transfer........................     --   119.9     --
                                               ------  ------ ------
           Net change in unrealized gain on
            securities available-for-sale, net
            of reclassifications and federal
            income tax expense................ $ 23.2  $ 54.9 $531.1
                                               ======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $2.9 million, $(3.9) million, and $(1.2) million for 2004, 2003, 2002 respectively, and net of adjustments to deferred acquisition costs of $(7.9) million, $(4.5) million, and $1.6 million for 2004, 2003, 2002 respectively.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
12. Acquisitions and Divestitures


Sale of Reinsurance Operations.
On October 29, 2002, LNL settled disputed matters with Swiss Re totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNL's reinsurance operations in December 2001. The settlement provided for a payment by LNL of $195 million to Swiss Re, which LNL recorded as a reduction in deferred gain recorded on LNL's balance sheet at the time of the sale of the reinsurance business. As a result of additional information made available to LNL following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million, after-tax ($47.4 million, pre-tax), as well as a $6.9 million, after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNL's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNL has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of legal liabilities to the underlying ceding companies with respect to the portion of the business indemnity reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident reinsurance lines of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident and disability income matters, LNL increased these exited business reserves by $184.1 million, after-tax ($283.2 million, pre-tax). After giving affect to LNL's $100 million indemnification obligation, LNL recorded a $119.1 million, after-tax ($183.2 million, pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698.0 million, after-tax ($1.1 billion, pre-tax) deferred gain reported at closing by $38.5 million, after-tax ($59.2 million, pre-tax).

As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, LNL increased reserves on this exited business by $20.9 million, after-tax ($32.1 million, pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain.

During 2004, 2003 and 2002 LNL amortized $56.8 million, after-tax, ($87.4 million pre-tax), $48.3 million, after-tax ($74.2 million pre-tax) and $47.5 million, after-tax ($73.1 million pre-tax), respectively, of deferred gain on the sale of the reinsurance operation. In the third quarter of 2004, LNL adjusted the deferred gain up by $77 million. As a result, the amortization of the deferred gain in 2004 included an adjustment upward of $9.1 million, after-tax. The deferred gain is being amortized over a period of 15 years beginning in December 2001.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on LNL's balance sheet at December 31, 2004 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments.

Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2004 personal accident reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Acquisition of the Administrative Management Group, Inc.
On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm, for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Lincoln Retirement recorded expenses of $0.8 million and $1.2 million, after-tax ($1.2 million and $1.8 million, pre-tax) for 2004 and 2003, respectively relating to such contingent payments. AMG, a strategic partner of the Lincoln Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 200 other clients nationwide. The application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
13. Restructuring Charges

The following provides details on LNL's restructuring charges. All restructuring charges recorded by LNL are included in underwriting, acquisition, insurance and other expenses on the Consolidated Statements of Income in the year incurred.

2003 Restructuring Plans
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, LNL announced that it was combining its retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. The realigned organization has significantly reduced operating expenses while positioning LNL for future growth. In August 2003, LNL announced additional realignment activities, which impact all of LNL's domestic operations. The following table provides information about the 2003 restructuring plans.

                                                                             Life         Fixed
                                                                          Insurance      Annuity    Realignment
                                                                         Realignment  Consolidation    June/
                                                                         January 2003 February 2003 August 2003 Total
                                                                         ------------ ------------- ----------- ------
                                                                                         (in millions)
                                                                         ---------------------------------------------
Total expected charges as December 31, 2003.............................       $21.0          $5.0        $81.0 $107.0
                                                                         ===========   ===========  =========== ======
Amounts incurred through December 31, 2003
Employee severance and termination benefits.............................       $ 7.0          $1.8        $20.3 $ 29.1
Write-off of impaired assets............................................         1.9            --          1.9    3.8
Other costs:
Rent on abandoned office space..........................................         6.0           2.2           --    8.2
Other...................................................................         2.8           0.2          1.4    4.4
                                                                         -----------   -----------  ----------- ------
Total 2003 Restructuring Charges (pre-tax)..............................        17.7           4.2         23.6   45.5
Amounts expended through December 31, 2003..............................        16.3           3.6         12.1   32.0
                                                                         -----------   -----------  ----------- ------
Restructuring reserve at December 31, 2003                                      $1.4          $0.6        $11.5 $ 13.5
                                                                         ===========   ===========  =========== ======
Additional amounts expended in 2003 that do not qualify as restructuring
 charges................................................................       $ 2.0          $0.5        $ 4.7 $  7.2
Amounts incurred in 2004
Employee severance and termination benefits.............................      $   --          $0.1        $ 8.5 $  8.6
Write-off of impaired assets............................................          --            --          0.7    0.7
Other costs:
Rent on abandoned office space..........................................         0.1            --          5.0    5.1
Other...................................................................         4.6            --          0.5    5.1
                                                                         -----------   -----------  ----------- ------
Total 2004 Restructuring Charges (pre-tax)..............................         4.7           0.1         14.7   19.5
Amounts expended in 2004................................................         5.3           0.3         22.2   27.8
Amounts reversing in 2004...............................................          --            --          1.4    1.4
                                                                         -----------   -----------  ----------- ------
Restructuring reserve at December 31, 2004..............................       $ 0.8          $0.4        $ 2.6 $  3.8
                                                                         ===========   ===========  =========== ======
Additional amounts expended in 2004 that do not qualify as restructuring
 charges................................................................      $   --          $ --        $15.0 $ 15.0
Expense savings realized through December 31, 2004 (pre-tax)............        20.0           6.4         61.2   87.6
Total expected annual expense savings (pre-tax).........................        20.0           6.4         83.5  109.9
                                                                         ===========   ===========  =========== ======
Expected completion date................................................ 2nd Quarter   2nd Quarter  1st Quarter
                                                                                2006          2006         2006

Pre-tax restructuring charges, net of amounts reversed in 2004, for the June/August realignment activities for the year ended December 31, 2004 were reported in the following segments: Retirement ($6.2 million), Life Insurance ($0.6 million), and Other Operations ($6.5 million).

Pre-tax restructuring charges for the June/August realignment activities for the year ended December 31, 2003 were reported in the following segments:
Retirement ($16.0 million), Life Insurance ($1.7 million) and Other Operations ($5.9 million).

2002 Restructuring Plan
During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The restructuring charge recorded in 2002 for this plan totaled $1.6 million and 49 positions were eliminated. During 2002 and 2003, $0.9 million and $0.7 million, respectively, was expended. This plan was completed in the third quarter of 2003.

2001 Restructuring Plans
During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn-Pacific, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business; 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations.

The Syracuse restructuring charge was recorded in the first quarter of 2001 and was completed in the first quarter of 2002. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were all recorded in the fourth quarter of 2001.

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan, which was completed in the first quarter of 2002. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan, which was completed in the fourth quarter of 2002. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under restructuring plan for the reorganization and consolidation of life insurance operations, which was completed in the fourth quarter of 2002. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. Actual pre-tax costs totaling $3.8 million were expended and 62 positions were eliminated under the second LFD restructuring plan listed above, which was completed in the first quarter of 2003. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. The following table provides information about the remaining 2001 restructuring plans.

                                                      Schaumburg  Fort Wayne
                                                         Plan     Operations  Total
                                                      ----------- ----------- -----
                                                              (in millions)
                                                      -----------------------------
Employee severance and termination benefits..........        $3.2       $ 0.3 $ 3.5
Write-off of impaired assets.........................          --         3.2   3.2
Other costs:
Termination of equipment leases......................          --         1.4   1.4
Rent on abandoned office space.......................         0.9        19.5  20.4
                                                      ----------- ----------- -----
Total 2001 Restructuring Charges (pre-tax)...........        $4.1       $24.4 $28.5
Amounts expended and written off through 2001........         2.4          --   2.4
                                                      ----------- ----------- -----
Restructuring reserve at December 31, 2001...........         1.7        24.4  26.1
Amounts expended in 2002.............................         1.3        22.3  23.6
Amounts reversed in 2002.............................         0.1         1.5   1.6
                                                      ----------- ----------- -----
Restructuring reserve at December 31, 2002...........         0.3         0.6   0.9
Amounts expended in 2003.............................         0.1         0.5   0.6
                                                      ----------- ----------- -----
Restructuring reserve at December 31, 2003...........        $0.2       $ 0.1 $ 0.3
                                                      ----------- ----------- -----
Amounts expended in 2004.............................         0.2         0.1   0.3
                                                      ----------- ----------- -----
Restructuring reserve at December 31, 2004...........        $ --       $  -- $  --
                                                      =========== =========== =====
Positions to be eliminated under original plan.......          27           9    36
Actual positions eliminated through December 31, 2003          26          19    45
Expected completion date.............................   Completed   Completed
                                                      1st Quarter 3rd Quarter
                                                             2004        2004

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
14. Transactions with Affiliates

Cash and short-term investments at December 31, 2004 and 2003 include LNL's participation in a cash management agreement with LNC of $166.7 million and $301.3 million, respectively. Related investment income in 2004 and 2003 amounted to $3.3 million in each year and $5.1 million in 2002. Short-term debt represents notes payable to LNC of $32.1 million and $41.9 million at December 31, 2004 and 2003, respectively. Total interest expense for this short-term debt for 2004 was $0.8 million and $1.3 million in 2003 and 2002. As shown in
Note 5, LNC supplied funding to LNL totaling $1.250 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2004, 2003 and 2002.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $32.5 million, $17.7 million, and $16.3 million from DMH for transfer pricing in 2004, 2003, and 2002.

LNL paid fees paid of $79.2 million, $76.2 million and $95.3 million to DMH for investment management services in 2004, 2003 and 2002, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $78.8 million, $77.0 million and $79.7 million in 2004, 2003 and 2002, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Prior to the third quarter of 2003, no new reinsurance transactions had been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re. Those reinsurance deals between LNL and affiliates that were in place at the time of the sale continue to be in place as of December 31, 2004. As discussed in Note 6, LNL entered into a reinsurance arrangement in July 2003 with LNR Barbados to cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. This treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. During the fourth quarter of 2003, LNL entered into an additional arrangement with LNR Barbados relating to certain risks for certain universal life policies, which resulted from recent actuarial reserving guidelines. During the fourth quarter of 2004, Lincoln Life of New York entered into a similar arrangement with LNR Barbados for its universal life policies subject to the recent actuarial guidelines. As of December 31, 2004, 2003 and 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                       Year Ended December 31
                                        2004     2003   2002
                                       ------   ------ ------
                                          (in millions)
                                       --------------------
                     Insurance assumed $   --   $   -- $   --
                     Insurance ceded..  183.1    158.0  100.4

The Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                        December 31
                                                        2004   2003
                                                       ------ ------
                                                       (in millions)
                                                       -------------
            Future policy benefits and claims
             assumed.................................. $  4.3 $  4.6
            Future policy benefits and claims ceded...  965.8  862.5
            Amounts recoverable from reinsurers on
             paid and unpaid losses...................    6.8   95.2
            Reinsurance payable on paid losses........    1.7    7.0
            Funds held under reinsurance treaties--net
             liability................................  721.9  727.9

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $464.0 million and $490.0 million at December 31, 2004 and 2003, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company ("Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Notes 1 and 2 to the consolidated financial statements, in 2004 the Company changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts. Also, as discussed in Note 2 to the consolidated financial statements, in 2003 the Company changed its method of accounting for stock compensation costs, certain reinsurance arrangements and costs associated with exit or disposal activities.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 8, 2005

                    Lincoln Life Variable Annuity Account Q

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2004

     Statement of Operations - Year ended December 31, 2004

     Statements of Changes in Net Assets - Years ended December 31, 2004 and
     2003

     Notes to Financial Statements - December 31, 2004

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2004 and 2003

     Consolidated Statements of Income - Years ended December 31, 2004, 2003, and 2002

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2004, 2003, and 2002

     Consolidated Statements of Cash Flows - Years ended December 31, 2004, 2003, and 2002

     Notes to Consolidated Financial Statements - December 31, 2004

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference the Registration Statement on Form N-4 (File No. 333-43373) filed on December 29, 1997.

(2) Not Applicable.

(3) Not Applicable.

(4)(a) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (b) Unallocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (c) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (d) Section 457 Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (e) Section 403(b) Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (f) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (g) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (h) Individual Enrollment incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (i) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (j) Amendment to 8/98 Group Deferred Variable Annuity Contract, Harris Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (k) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (l) Amendment to Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (m) Amendment to 8/98 Group Deferred Variable Annuity Contract, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (n) Amendment to 8/98 Active Life Certificate, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (o) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (p) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (q) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

   (r) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

   (s) Section 403(b) Annuity Endorsement incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-43373) filed on April 2, 2003.

(5) Application incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-43373) filed on April 11, 2001.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-40745) filed on November 21, 1997.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

(7) Not Applicable.

(8)(a)(i) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to the Registration Statement on Form N-1A, Amendment No. 21 (File No. 2-80741) filed on April 10, 2000.

       (ii) Amendment to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

       (i) Lincoln Variable Insurance Products Trust

       (ii) Delaware VIP Trust

       (iii) Scudder Investments VIT Funds Trust

       (iv) Baron Capital

       (v) Fidelity Variable Insurance Products

       (vi) Janus Aspen Series

       (vii) Neuberger Berman Advisers Management Trust

       (viii) Alliance Variable Products Series Fund

       (ix) American Funds Insurance Series

       (x) MFS Variable Insurance Trust

       (xi) Putnam Variable Trust

                                      B-2

(9) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

(10) Consent of Independent Registered Public Accounting Firm.

(11) Not Applicable.

(12) Not Applicable.

(13) Not Applicable.

(14) Not Applicable.

(15) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-05827) filed on April 7, 2005.

(16) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-05827) filed on April 7, 2005.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account Q as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                          Positions and Offices with Depositor
---------------------------   -----------------------------------------------------------------------
Frederick J. Crawford**       Senior Vice President and Director
Donna D. DeRosa***            Senior Vice President, Chief Operating Officer and Director
Jude T. Driscoll****          Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
John H. Gotta***              President and Director
Barbara Kowalczyk**           Director
Gary W. Parker***             Senior Vice President and Chief Product Officer
See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Michael S. Smith*             Senior Vice President, Chief Financial Officer, Chief Risk Officer and
                              Director
Eldon J. Summers*             Treasurer and Second Vice President
C. Suzanne Womack**           Secretary and Second Vice President

   Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802 *
   Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112 **

   Principal business address is 350 Church Street, Hartford, CT 06103 ***

   Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682 ****

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 15: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2005 there were 9,287 contract owners under Account Q.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be


                                      B-3

     in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Life currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y.

     (b) See Item 25.

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.


                                      B-4

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
    (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 7th day of April, 2005.


      Lincoln Life Variable Annuity Account Q (Registrant)
      Group Multi-Fund (Reg. TM)
      By:   /s/ Rise' C.M. Taylor
            ------------------------------------
            Rise' C.M. Taylor
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Peter L. Witkewiz
            ------------------------------------
            Peter Witkewiz
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

                                      B-5

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 7, 2005.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
John A. Gotta
*                                Senior Vice President, Chief Financial Officer, Chief
------------------------------
                                 Risk Officer and Director (Principal Financial Officer/
Michael S. Smith
                                 Principal Accounting Officer)
*                                Senior Vice President and Director
------------------------------
Frederick J. Crawford
*                                Senior Vice President, Chief Operating Officer and
------------------------------
                                 Director
Donna D. DeRosa
*                                Director
------------------------------
Jude T. Driscoll
*                                Director
------------------------------
Barbara S. Kowalczyk
*                                Senior Vice President, Chief Investment Officer and
------------------------------
                                 Director
See Yeng Quek
*By:/s/ Rise' C.M. Taylor        Pursuant to a Power of Attorney
 ---------------------------
  Rise' C.M. Taylor


                                      B-6